                               Wizja TV Sp z o.o.
                                     ("WTV")

                                       and

                         Philips Business Electronics BV
                                     ("PBE")

                                       and

                             Philips Polska Sp z o.o.
                                     ("PPS")

                        --------------------------------

                        COMMERCIAL COOPERATION AGREEMENT

                        --------------------------------

                 [*** CONFIDENTIAL TREATMENT REQUESTED; OMITTED
                 PORTIONS FILED SEPARATELY WITH THE SECURITIES
                 AND EXCHANGE COMMISSION]

                                                                    CONFIDENTIAL

                        COMMERCIAL COOPERATION AGREEMENT

                                Table of Contents

1.     Definitions                                                        2

2.     Purchase and Sale of Decoder Systems                               5
2.1    Manufacture, purchase and sale                                     5
2.2    Forecast                                                           6
2.3    Confirmation and conditions                                        6
2.3A   New Agreement                                                      6
2.4    Factory testing and Delivery Conditions                            7
2.5    Packing and user instructions                                      7
2.6    Acceptance                                                         8
2.7    Third Party Suppliers                                              11
2.8    Payment                                                            11
2.9    Warranty                                                           12
2.10   Late Delivery                                                      13
2.11   Homologation                                                       15
2.12   Smart Cards                                                        15
2.12A  Additional Smart Cards                                             15
2.13   Spare parts and support                                            16

3.     Decoder system Testins and Acceptance                             16
3.1    Delivery of trial units                                            16
3.2    Tests                                                              16
3.2A   Final Acceptance of the Equipment                                  17
3.3    Notice of Rejection/Acceptance                                     17
3.4    Engineering Change Procedure                                       17
3.5    Documentation                                                      18

4.     Establishment of a Special Department of PPS                       18
4.1    DTII Centre                                                        18
4.2    Staffing                                                           19

5.     Distribution services to be provided                               19
5.1    Logistics                                                          19
5.2    Sales/Rentals                                                      19
5.3    PBE/WTV Guarantee                                                  19
5.4    Collection of subscription fees and Payment of Dealer              20

6.     Payment for Services                                               20
6.1    Payments                                                           20
6.2    Intentionally deleted                                              21
6.3    Taxes                                                              21
6.4    Currency                                                           21
6.5    Bank                                                               21
6.6    Delay                                                              21
6.7    Setoff                                                             21
6.8    Audits                                                             21

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7.     Exclusivity, Software licences and Escrow                          22
7.1    Exclusivity                                                        22
7.2    Licence                                                            23
7.3    Licence Fees                                                       23
7.4    Reservations                                                       24
7.5    Modifications and Improvements                                     25
7.6    Term and Termination                                               25
7.7    Miscellaneous                                                      26
7.8    CryptoWorks sublicensing and future products                       26
7.9    Escrow                                                             26

8.     Dealers and Points of Sale                                         27
8.1    Authorised Channels of Distribution                                27
8.2    Qualification of Dealers and Installers                            27
8.3    Point of sale facilities                                           27
8.4    Inspection of Dealers                                              28
8.5    Establishment of Installation appointment at time of sale/rental   28
8.6    Amount of Dealers                                                  28

9.     Initial Distribution                                               29
9.1    Preparedness for Initial Distribution                              29

10.    Training                                                           29
10.    Provision of Training                                              29
10.2   Timing                                                             30

11.    Installation                                                       30
11.1   Installation provided                                              30
11.2   Installation Accessories                                           30
11.3   Installation by Customer or unauthorised installers                31
11.4   Installation work orders                                           31
11.5   ODU Amount                                                         31

12.    Customer Support                                                   31
12.1   PPS' Technical Team                                                31
12.2   Customer service and support telephone line                        32
12.3   PPS's obligation to repair and perform maintenance                 32
12.3A  Mutual Indemnity                                                   32

13.    Network Service by WTV                                             33
13.1   Control of Content                                                 33
13.2   Subscription Agreement                                             33
13.3   Procedure for completing Subscription Agreement at Dealer
       facilities                                                         33

14.    Use of WTV Trademarks by PPS/PBE                                   34
14.1   Grant                                                              34
14.2   Acknowledgement of Ownership                                       34

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14.3   Quality Control and WTV Approval                                   34
14.4   Placement of Trademark                                             35
14.5   Rights upon Termination                                            35

15.    Use of Philips Trademarks by WTV                                   35
15.1   Grant                                                              35
15.2   Acknowledgement of Ownership                                       35
15.3   Quality Control and Philips Approval                               36
15.4   Placement of Trademark                                             36
15.5   Rights upon Termination                                            36

16.    Advertising Inserts                                                37
16.1   Packaging and Advertising inserts                                  37

17.    Marketing and Advertising                                          37
17.1   Advertising and Promotion Plan and Contributions                   37

18.    Term and Termination                                               37
18.1   Term                                                               37
18.2   Material Breach                                                    38
18.3   Insolvency                                                         38
18.4   Compensation                                                       39
18.5   Dealer and Manufacturer Continuity                                 39

19.    Intellectual Property rights                                       40

20.    Force Majeure                                                      43
20.1   Definition                                                         43
20.2   Notice                                                             43
20.3   Right of Termination                                               44

21.    Project Management                                                 44

22.    Confidentiality                                                    45
22.1   Confidential Information                                           45
22.2   Exceptions                                                         45
22.3   Surviving Obligations                                              46

23.    Notices                                                            46

24.    Law and Disputes                                                   47

25.    Miscellaneous                                                      48
25.1   Amendments                                                         48
25.2   Trademarks and Tradenames                                          48
25.3   No waiver                                                          48

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25.4   Assignment and delegated performance                               48
25.5   Survival                                                           49
25.6   Publicity                                                          49
25.7   Export Control                                                     49
25.8   Inconsistencies                                                    49
25.9   Relation between the parties and costs                             49
25.10  Validity                                                           49
25.11  Limitation of Liability                                            50
25.12  Mutual warranties                                                  50
25.13  Entire Agreement                                                   50
25.14  English Language Version                                           51

SCHEDULES                                                                 52

Schedule 1H       :     Specification of the Decoder
Schedule 1H(A)    :     Specification for ODU
Schedule 1I       :     Delivery and Milestone Plan
Schedule 2.8      :     Payment Schedule
Schedule 2.9A     :     Software Warranty
Schedule 2.9B     :     Repair and replacement procedure
Schedule 2.12     :     CryptoWorks Security Programme
Schedule 3.2      :     Test Plan
Schedule 3.4      :     Engineering Change Procedure
Schedule 5.1      :     Logistics/Distribution services
Schedule 5.3A     :     PBE's Guarantee
Schedule 5.3B     :     WTV's Guarantee
Schedule 8.6      :     Dealer Criteria
Schedule 11       :     Installation Specification
Schedule 14.1     :     WTV Trademarks
Schedule 15.1     :     Philips Trademarks
Schedule 20.3     :     List of Third Party Subcontractors/Sublicencees


                                                                    CONFIDENTIAL

                        COMMERCIAL COOPERATION AGREEMENT

This Commercial Cooperation Agreement ("Agreement") is made this 10th day of March, 1998 by and between

Wizja TV Sp z o.o. of Ostrobramska 75. (Promenada) 04-175, Warsaw, Poland (hereinafter referred to as "WTV"), on the one hand, and

Philips Business Electronics BV business unit Digital Video Systems, having its registered office at Glaslaan 2, Eindhoven, The Netherlands (hereinafter referred to as "PBE"), and Philips Polska Sp z o.o., acting through its division Sound & Vision, having its registered office at ul. Marszalkowska 44-49, 00-648 Warsaw, Poland (hereinafter referred to as "PPS") on the other hand,

WHEREAS, PBE is currently manufacturing and selling digital compression, DVB and MPEG-2 compliant satellite broadcast distribution systems including CryptoWorks conditional access systems and corresponding digital consumer receivers/decoders including a smart card and out-door-unit for various markets throughout the world;

WHEREAS, WTV is purchasing Decoders from PBE for distribution by PPS in Poland to WTV's Customers;

WHEREAS, PBE within the Philips group of companies is the legal entity having ultimate responsibility for the development, production and sale of the Decoders (as defined hereinafter) and PPS is the legal entity within the Philips group of companies carrying out Distribution of the Decoders within Poland in accordance with the terms and conditions set forth herein; and

WHEREAS, the parties entered into a Memorandum of Understanding dated 7 July, 1997 and WTV's Affiliate At Entertainment Limited of Maidstone, Kent, UK and PBE have signed a digital compression purchase and sale agreement dated December 19, 1997 for digital compression equipment for the transmission of At Entertainment Limited's direct to home satellite digital service to WTV's Customers in Poland ("Main Agreement") as part of the end to end solution provided by PBE and PPS as part of a fully integrated and functioning digital encrypted television system and the parties hereto wish to cooperate on a long term basis in providing state of the art digital reception equipment and telecommunications services to Customers in Poland in accordance with the terms and conditions set forth hereinafter.


NOW THE PARTIES HERETO AGREE AS FOLLOWS:


                                                                    CONFIDENTIAL
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                                     - 2 -

                                    Article 1
                                   Definitions

1.    Definitions

A. "Affiliate" shall mean any corporation, company, partnership or other legal entity, existing now or in the future, which directly or indirectly controls, or is controlled by, or is under common control with, a Party to this Agreement. Control means the ability to direct the policy or operations of an entity, directly or indirectly, but only as long as such control exists.

B. "Agreed Amount" shall mean:

(i)   with respect to Decoders: 500,000 units, and
(ii)  with respect to ODUs: the amount of ODUs calculated in accordance with
      Article 11.5 ("ODU Amount"),

less the amount of Decoder Systems and/or Decoders and/or ODUs, WTV is entitled to subtract on the basis of this Agreement.

C. "Authorised Representatives" mean the representatives nominated by WTV, PBE and PPS respectively and notified to the other parties in writing from time to time.

D. "Batch" means the number of Decoders and/or Decoder Systems specified in the Forecast for delivery during a particular week of the Term.

E. "Contract Price" means the price of each Decoder System as set out in Article 2.8.

F. "Customer" means a purchaser or renter of a Decoder or Decoder System who has executed a Subscription Agreement on the basis of which he is authorised to receive the Network Service.

G. "Dealer" means a retailer which distributes consumer electronics products (including Decoders and Decoder Systems) supplied by PPS for (re)sale or rental in the Polish market through its respective Points of Sale.

H. "Decoder" means the integrated digital receiver decoder including Software and a corresponding Smart Card, manufactured by PBE, containing the Philips trademark and which is used to access, receive, decompress, demultiplex, decrypt and decode the Network Service and which meets the Specification attached hereto as Schedule 1H.

I. "Dealer System" or "System" means the combination of PBE products, capable of accessing, receiving, decompressing, demultiplexing, decrypting and decoding the Network


                                                                    CONFIDENTIAL
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                                      - 3 -


Service and which meets the Specifications attached hereto as Schedule 1H and
Schedule 1H(A). This includes a Decoder and an ODU in the case of individual residential units, and in the case of MDUs, one Decoder per residential unit and a minimum of one ODU per MDU.

J. "Decoder System Products" means Decoder Systems, Installation Accessories and any other products related to or required for the use of the Decoder Systems by Customers and distributed by PPS.

K. "Delivery and Milestone Plan" shall mean the agreed dates and or milestones for the various tasks to be performed, all as set forth in Schedule 1I hereto, as updated from time to time in writing by the parties.

L. "Distribution" means the sale, renting, leasing, distribution, marketing and promotion of the Decoder Systems and the Network Service. "Distribute" shall have the corresponding meaning.

M. "Engineering Change Procedure" shall mean the procedure attached hereto as
Schedule 3.4 describing the manner in which future technical changes are to be implemented.

N. "Execution Date" means the date first written above upon which this Agreement was executed.

O. "Firmware" shall mean all non-accessible and non-reproducible software and program codes embedded in hardware which are necessary for the proper functioning of the Decoder Systems.

P. "Forecast" means the commitment for purchase of Decoder Systems, Decoders, Smart Cards and ODU's provided to PBE by WTV in accordance with Article 2.2.

Q. "Future Products" shall mean natural extensions, Updates, Upgrades, future generations and follow on products capable of receiving the Network Service, produced by Philips.

R. "Installation" means the erection, cabling, complete assembly and set-up/configuration of the Decoder Systems at a Customer's premises.

S. "Installation Accessories" means all materials and accessories required and used in the Installation of the Decoder Systems, including, but not limited to, cabling, wiring, special tools and/or brackets, parts, instruction manuals and all other items necessary to install the Decoder Systems at a Customer's premises.

T1. "Installation Specification" means the specification for a standard Installation as set out in Schedule 11.


                                                                    CONFIDENTIAL
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                                      - 4 -


U. "Installer" means an individual or entity qualified, trained and authorised by PPS to perform the Installation as set forth in Article 11.

V. "Libor" means the six (6) month London Interbank Offered Rate quoted by the British Bankers Association in London in respect of US dollars.

W. "Licensed Products and Materials" means those products approved by WTV for PBE's and PPS's use of the WTV Trademarks (as defined in Article 14). Such products include upon approval in accordance with Article 14, the Decoder Systems, Decoders, ODUs, Installation Accessories and other related materials, the packaging thereof and the advertising, point of sale and promotional and advertising materials with respect thereto and to the Network Service.

X. "Major Fault" shall mean that a Decoder System:

(a) does not materially perform in accordance with the Specification other than any failure to meet the requirements in respect of the Software as set out in Article 2.6; or

(b)   does not comply with Eur1 certification.

Y. "Multiple Dwelling Unit" or "MDU" means apartment, condominium, hotel, hospital and similar multiple dwelling structure.

Z. "Network Service(s)" shall mean the direct to home satellite encrypted digital subscription television service broadcast by At Entertainment Limited delivered to Customers.

AA. "ODU" means outdoor unit and consists of a Philips and WTV branded satellite reception dish and associated electronics capable of receiving Network Service which operates in accordance with the Specification set forth in Schedule 1H(A) and the live signal from the Equipment.

BB. "Point of Sale" shall mean a sales outlet of a Dealer at which a Decoder System is available for display, promotion, sale and/or hire.

CC. "Software" shall mean all Firmware and any downloadable software packages that operate the Decoder Systems including CryptoWorks as specified in Schedule 1H hereto and any Updates and Upgrades to the Software.

DD. "Smart Card" shall mean the insertion card which when inserted in the Decoder will, through the use of a built in microprocessor (or such other device as agreed by the parties) and the CryptoWorks embedded (conditional access) code controls the ability of the Decoder System to access the Network Service after authorisation by WTV.

                                                                    CONFIDENTIAL

EE. "Specification" means the agreed technical and performance specification for the Decoder System attached to this Agreement at Schedule 1H and Schedule 1H(A) as amended and agreed in writing by both parties from time to time.

FF. "Subscription Agreement" means an agreement entered into by a prospective Customer under which he is authorised to receive the Network Service.

GG. "Term" means the term of this Agreement which shall commence on the Execution Date and expire in accordance with Article 18.1.

HH. "Tests" shall have the meaning set forth in Article 2.4.

II. "Update" shall mean improved hardware, Software and/or Firmware having the same functional Specification as before, but originating from corrected source code in case of Software or corrections, in case of hardware.

JJ. "Upgrade" shall mean improved hardware, software and/or firmware as a result of enhanced functionally and/or changed Specification.

KK. "Working Day" means a business day in The Netherlands and does not include public holidays or Saturdays or Sundays in The Netherlands.

                                    Article 2
                      Purchase and Sale of Decoder Systems

2.1   Manufacture, purchase and sale

      PBE shall manufacture or have manufactured the Decoder Systems in accordance with the Specifications and the Delivery and Milestone Plan and best practice quality assurance procedures. WTV shall be entitled to (a) inspect the factory or factories where the Decoder Systems are being manufactured; and (b) inspect and review the manufacturing procedures for the Decoder Systems; and (c) inspect and review PBE's quality records relating to the manufacture and testing of Decoder Systems, during the Term by 14 days' notice in writing to PBE to verify PBE's compliance with its obligations under this Agreement. PBE shall cooperate with WTV including allowing access to relevant premises and records and using reasonable endeavours to ensure relevant staff are available if required. WTV agrees to purchase and pay for and PBE agrees to sell and deliver the Agreed Amount in accordance with the terms and conditions hereof.


                                                                    CONFIDENTIAL

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2.2   Forecast

      WTV will provide to PBE on a monthly basis a written six-month rolling forecast of its estimated requirements for Decoders and Smart Cards, for delivery of Batches in each of the next six (6) months. This Forecast will indicate the following:

      (a)   a commitment for each of the first four (4) months;

      (b) a non-binding reasonable commercial efforts forecast for the fifth and sixth months, which may vary each month in total plus or minus 20% (twenty percent), versus the immediately preceding forecast.

      WTV will provide to PBE on a monthly basis a written 3 month rolling forecast of its estimated requirements for ODU's for delivery of Batches in each of the next three (3) months. This Forecast will indicate the following:

      (a)   a commitment for each of the first two (2) months;

      (b) a non-binding reasonable commercial endeavours forecast to the third month, which when it is confirmed may vary in total plus or minus 20% (twenty percent).

      PBE agrees to use reasonable commercial endeavours to deliver the Decoder Systems, Decoders, ODUs and Smart Cards in accordance with WTV's weekly requirements for Decoder Systems, Decoders, ODU's and Smart Cards as set out in the Forecast, provided that WTV's weekly requirements in that Forecast do not vary by more than 20% from week to week.

2.3   Confirmation and conditions

      The Forecast is binding on both parties. PBE shall acknowledge in writing such Forecast to WTV within five (5) Working Days after receipt thereof. Any and all such deliveries shall be issued subject to the terms and conditions of this Agreement and any and all other terms and conditions included in or made applicable to a quotation or a confirmation of a purchase order, if any, are declared to be invalid and any such supplies of Decoders or Decoder Systems shall only be governed by the terms and conditions of this Agreement, unless otherwise agreed in writing.

2.3A  New Agreement

      If WTV has purchased the Agreed Amount in accordance with Article 2.1 and wants to continue:

      (a) PPS' appointment as its agent to Distribute the Decoder Systems, and/or

      (b)   to purchase Decoders and/or Decoder Systems from PBE,

      it shall notify PBE at least four months in advance and the parties (including PPS) shall negotiate the terms and conditions of the new agreement or agreements in good faith.


                                                                    CONFIDENTIAL

2.4   Factory testing and Delivery conditions

      Prior to despatch from PBE, each Batch of Decoder Systems shall be carefully inspected and submitted to standard tests to be agreed between the Parties ("Tests"). WTV shall have the right to send a representative at its cost to inspect the Batch of Decoders or Decoder Systems and/or witness the Tests before their despatch from the factory in Belgium, or any other factory where PBE manufactures Decoders or Decoder Systems.

      PBE agrees to notify WTV of the times and place when Tests will take place in accordance with the Forecast at least 4 weeks before commencement of the Tests. WTV agrees to notify PBE at least 2 weeks before the Tests are due to commence if it intends to exercise this right.

      PBE shall deliver the Decoder Systems to WTV at PBE's Belgian factory, or any other factory where PBE manufactures Decoders or Decoder Systems in accordance with the Forecast and the Delivery and Milestone Plan. PBE shall be responsible for the transportation as from the factory and delivery, including insurance and export licenses to the extent required, and (if legally possible) import permits (if any) related thereto, of the Decoders and Decoder Systems to a PPS appointed bonded warehouse approved by WTV in Poland (or non bonded if WTV allows same for improved timing of delivery), all on behalf of WTV as described below. PBE hereby warrants that all Decoder Systems are adequately insured until delivery to the Dealers up to the full invoice value. The distribution fee to be paid to PPS in accordance with Article 6 includes importing services and costs involved in distribution to Dealers from said warehouse but excludes transport to Poland, import duties, any applicable VAT and customs clearance administration, which will be paid directly by WTV, PBE and PPS undertake to use all reasonable endeavours to support WTV in relation to the importation of the Decoder Systems into Poland and prepare documentation for importation, if required.

      All Decoder Systems shall become WTV's property upon delivery (ex factory), but the Decoder Systems shall be at PBE's risk as from delivery up to receipt in the warehouse and at PPS risk until delivery and Installation at the Customer's premises.

2.5   Packing and user instructions

      Unless otherwise agreed, any Decoder Systems to be delivered hereunder shall be labelled by PBE with the details such as ship to address, codenumbers and packing list as provided to WTV by PBE, shall be packed and packaged (a) to ensure undamaged and safe arrival at their ultimate destination; and (b) to comply with requirements imposed by the modes of transport. The Decoder Systems will contain user instructions in both the English and Polish languages approved by WTV and promotional inserts as set out in Article 16.1.


                                                                    CONFIDENTIAL
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2.6   Acceptance

      PBE warrants that the Decoder Systems shall comply with the Specification as at the date of Installation at the Customer's premises.

      PBE and WTV acknowledge that the [***] of the Decoders ("[***]", "[***]" and "[***]" respectively) to be delivered to WTV will meet the Specification [***] as set out in Schedule 1H, which is attached to this Agreement.

      For these purposes, [***] Decoder shall mean a Decoder meeting the Specification [***] the functionality and/or features so indicated in
      Schedule 1H; [***] Decoder shall mean a Decoder meeting the Specification [***] the functionality and/or features so indicated in
      Schedule 1H; [***] Decoder shall mean a Decoder meeting the Specification [***] the functionality and/or features so indicated in
      Schedule 1H. PBE shall ensure that:

      (a) each Decoder delivered as from [***] shall be a [***] Decoder and each of the Decoders delivered or to be delivered as soon as practically possible, but no later than [***] shall be a [***] Decoder; and

      (b) as soon as practically possible, but no later than [***], each of the Decoders delivered and to be delivered as from such date shall be a [***] Decoder; and

      (c) as soon as practically possible, but no later than [***], each of the Decoders delivered and to be delivered as from such date, comply with the Specification;

      (d) any costs associated with ensuring compliance with the Specification (including downloaded software, training WTV's engineers, customer support and enquiries and acceptance testing) shall be paid by PBE. The costs payable by PBE exclude costs incurred by WTV relating to the satellite transmission of the downloaded software to Decoders Installed at Customers' premises by WTV.

      If WTV incurs any out of pocket expenses arising out of:

      (i) the deviation of [***] Decoders from the Specification; or

      (ii) subsequent tasks to ensure compliance of [***] Decoders with the Specification; or

      (iii) queries or concerns of Customers,

      other than costs relating to satellite transmission of the downloaded software to Decoders Installed in Customers' premises by WTV, PPS shall reimburse WTV within 30 days of the issue of an invoice for those expenses including VAT, provided

                 [*** CONFIDENTIAL TREATMENT REQUESTED; OMITTED
                 PORTIONS FILED SEPARATELY WITH THE SECURITIES
                 AND EXCHANGE COMMISSION]


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      that WTV has the right at its election to set off the cost of these expenses against payments to be made by WTV in accordance with Article
      6.1. If PPS fails to pay WTV within 30 days of the issue of the invoice, interest will be due at the rate of [***] ([***]) percent per month on the outstanding amount, until it is paid by PPS, unless there is a good faith dispute in relation to the amount payable.

2.6A  Remedies

      The remedies set out in Article 2.6B apply if:

      (a)   the [***] Decoders are not delivered by [***]; or

      (b)   the [***] Decoders are not delivered by [***]; or

      (c)   the [***] Decoders are not delivered by [***]; or

      (d)   the Decoders [***] are not delivered by [***],

      each a "Relevant Date".

2.6B If the Decoders and/or Decoder Systems do not meet the Specification for the [***] of the Decoder ("[***] Specification") by the Relevant Date, WTV is entitled to:

      (a) Delay Discounts as set out in Article 2.10 applied to the Contract Price of the Decoders and/or Decoder Systems Forecasted after the Relevant Date up to a maximum of [***]% of the Contract Price for those Decoders and/or Decoder Systems that do not meet the [***] Specification until remedied;

      (b) if WTV elects not to take the Decoders that do not meet the [***] Specification and the delay amounts to more than 5 weeks, WTV shall be entitled to a [***] reduction of the Agreed Amount to be purchased for each Decoder and/or Decoder System Forecasted;

            (i) after the 5 week grace period set out in Article 2.6B(a) for the Decoders referred to in Articles 2.6A(a), (b) & (c); and

            (ii)  after [***] for the Decoders referred to in Article
                  2.6A(d),

            until the Decoders delivered and to be delivered meet the [***] Specification.

            The Contract Price applicable to the reduction in the Agreed Amount shall be as follows:

            (i) [***] Decoder and/or Decoder System calculated on the basis of the [***] as defined in Article 2.8; and

                 [*** CONFIDENTIAL TREATMENT REQUESTED; OMITTED
                 PORTIONS FILED SEPARATELY WITH THE SECURITIES
                 AND EXCHANGE COMMISSION]

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            (ii)  [***] Decoders and/or Decoder System calculated on the basis of the [***] as defined in Article 2.8.

      (c) if WTV elects to take those Decoders that do not meet the [***] Specification, payment of the [***] of the Contract Price payable on delivery of Decoders and/or Decoder Systems in accordance with
            Article 2.8 will be payable on the later of:

            (i)   60 days after delivery of those Decoders; and

            (ii)  14 days after the Decoder meets the [***] Specification.

2.6C If Decoders delivered after December 31, 1998 do not contain the agreed [***] functionality as set out in the Specification, WTV shall be entitled to:

      (a) Delay Discounts as set out in Article 2.10 applied to the Contract Price of the Decoders and/or Decoder Systems Forecasted after December 31, 1998 up to a maximum of [***]% of the Contract Price for those Decoders and/or Decoder Systems that do not have [***] until remedied; and

      (b)   notify PBE that PBE will lose its exclusivity as set out in Article
            7.1 by March 31, 1999;

      (c) upon receipt of that notice, PBE shall cooperate in good faith to expeditiously license third parties appointed by WTV its Software including CryptoWorks in order for WTV to have a second and third source of manufacture by March 31, 1999; and

      (d) WTV will not be required to purchase the Agreed Amount in accordance with Article 7.1.

      In relation to the Forecast for Decoders and/or Decoder Systems to be delivered after 31 December 1998, WTV will be required to purchase the Forecasted Decoders for January, February and March 1999. If WTV requires
      Decoders:

      (a)   in April 1999, it agrees to order them by 15 January 1999; and

      (b)   in May 1999 it agrees to order them by 15 February 1999.

      Notwithstanding the foregoing, PBE will undertake all reasonable commercial endeavours to ensure that it delivers Decoder Systems which meet the [***] Specification in accordance with the timetable set out in this Article and that at all times that WTV can continue to meet the roll out targets.

                 [*** CONFIDENTIAL TREATMENT REQUESTED; OMITTED
                 PORTIONS FILED SEPARATELY WITH THE SECURITIES
                 AND EXCHANGE COMMISSION]

                                                                    CONFIDENTIAL

2.7   Third Party suppliers

      PBE and PPS are entitled to appoint a third party to handle logistics, integration, assembling or subcontracted activities relating to the Decoder Systems provided that:

      (a) WTV has given its prior written approval to the appointment of the third party, which may not be unreasonably withheld or delayed, WTV will grant its approval provided the performance requirements of any such third party are at least as comprehensive as the performance required of PBE under this Agreement; and

      (b) PBE and PSS remain liable for the performance of their respective obligations in this Agreement.

2.8   Payment

      The Contract Price is the sum of:

      (a) US$ [***] for each of the [***] Decoders delivered by PBE to WTV ("[***]") or US$[***] for each of the [***] Decoders delivered by PBE to WTV ("[***]"); and

      (b)   US$ [***] for the Smart Cards; and

      (c) US$ [***] for the license of the Software (including Cryptoworks) per Decoder ("Software Price"); and

      (d)   US$ [***] for each ODU.

      PBE agrees that the Contract Price may vary by the reduction of US$[***] where an ODU is not ordered and delivered as part of the Decoder System as contemplated in Article 11.5.

      All PBE invoices are due 30 days as from the date of the invoice, unless agreed otherwise herein.

      (i) Payment for Decoders and Smart Cards shall be made to PBE according to the following conditions:

            Each month PBE will invoice WTV [***]% of the Contract Price of each month's new Forecast for those Decoders and/or Smart Cards.
            The last [***]% of the Contract Price will be invoiced by PBE on the date of shipment from the factory. Subject to Article 2.6B(c), this last invoice will have to be paid by WTV within 60 days after the invoice has been sent.

                 [*** CONFIDENTIAL TREATMENT REQUESTED; OMITTED
                 PORTIONS FILED SEPARATELY WITH THE SECURITIES
                 AND EXCHANGE COMMISSION]

                                                                    CONFIDENTIAL

      (ii) Payment for the ODU's shall be made to PBE according to the following conditions:

            Each month PBE will invoice WTV [***]% of the total price of a month's Forecast for ODU's once it becomes binding. The remaining [***]% of the total price of the month's Forecast shall be invoiced on the date of shipment from the factory. These invoices shall be paid by WTV within 30 days of the date of the invoice being sent to WTV.

      In Schedule 2.8 an example of the payment schedule is attached.

      Invoices are to be off set against the US$8 million which has been paid in advance to PBE until that amount has been satisfied.

      Any and all value added taxes and any other taxes, if any (other than corporate tax levied on PBE and PPS), and/or (import) duties as applicable by law are not included in the Contract Price payable to PBE and WTV agrees to pay any such taxes and duties. All amounts shall be due and payable in the currency in which they are incurred. All payments shall be made by direct transfer to the bank indicated by PBE on the invoices with all costs of the transaction paid by WTV. In case WTV fails to pay the amounts due within the agreed period and they are not subject to a good faith dispute, interest will be due by WTV at the rate of [***] percent per month on the outstanding amount for which an invoice has been issued until such amount is paid, without any notice of default being required. WTV is entitled to set off any liquidated damages it is entitled to on the basis of Article 2.10 (delivery delays) against any amount payable on the basis of this Article 2.

2.9   Warranty

      Each Decoder System will be warranted to WTV by PPS for a period of 12 months as from the date of Installation at the Customer's premises as set out in this Article 2.9.

      PPS warrants to WTV the good quality of the Decoder Systems supplied against defects which appear therein under proper use in accordance with the user documentation supplied by PBE (if any), and which arise solely from faulty design, manufacture, materials or workmanship. This warranty does not cover damage sustained by normal wear and tear or arising in consequence of negligence, misuse or improper installation, use, maintenance, repair, alteration, storage or return handling or unauthorised combining with third party products of the Decoder Systems by the Customer. Some newly manufactured Decoder Systems supplied hereunder may contain selected remanufactured parts equivalent to new in performance. Replacement parts are new or equivalent to new in performance.

                 [*** CONFIDENTIAL TREATMENT REQUESTED; OMITTED
                 PORTIONS FILED SEPARATELY WITH THE SECURITIES
                 AND EXCHANGE COMMISSION]

                                                                    CONFIDENTIAL

      Under this warranty PPS shall replace such parts as have proved to have such defects as set out hereabove or, at PPS option, repair such parts or have them repaired at PPS option, always free of charge, provided the procedure set forth in Schedule 2.9B is adhered to. Defective parts shall become PPS' property as soon as they have been replaced. For the Software in the Decoder Systems, Schedule 2.9A has specific warranty arrangements. Compliance with this warranty undertaking pursuant to this paragraph shall be considered to give full satisfaction (except as set out in Article 2.10) to WTV and any Customer. In respect of malperforming or faulty Decoder Systems, any claim for WTV for set off, compensation or for dissolution of the purchase order or for damages arising out of a defect arising from the faulty design, manufacture, materials or workmanship is hereby waived. Warranty and repair services will be executed by or on behalf of PPS in accordance with Schedule 2.9B.

      PBE, PPS and WTV will negotiate in good faith the terms of a service and maintenance agreement for each Decoder System which will apply after the warranty period set out above for each Decoder System has expired. Service and maintenance for the first year of any such agreement shall be provided at a cost of US$[***] per Decoder System. The service and maintenance agreement shall set out further terms and conditions on which support and service will be provided by PBE and PPS to WTV and shall meet the same requirements as when the Decoder Systems are under warranty as set out in
      Article 2.9.

      Unless the service and maintenance agreement referred to above is in force, PPS undertakes to provide a repair and replacement facility for Decoders on standard conditions for Customers which apply to its other consumer electronics products in Poland for 7 years from the last date of delivery of the Agreed Amount.

      Finally, PBE warrants that the personnel employed by PBE and its subcontractors, if any, shall be sufficiently skilled and qualified and will exercise all due care and skill in the performance of their tasks with respect to the Decoder Systems and it knows of no reason why it should not be capable of fully performing its obligations in the manner and time-scale envisaged in this Agreement, provided that the parties acknowledge the normal risks in software development activities which apply to PBE's obligations in developing and delivering [***]
      Decoders and Decoder Systems which comply with the Specification by the dates specified in Article 2.6.

2.10  Late Delivery

      If PBE fails to deliver:

      (a) Decoders and/or Decoder Systems in accordance with the Forecast (April 1998: [***] units, May 1998: [***] units and June 1998:
            [***] units) and subsequently as provided by WTV to PBE; or

                 [*** CONFIDENTIAL TREATMENT REQUESTED; OMITTED
                 PORTIONS FILED SEPARATELY WITH THE SECURITIES
                 AND EXCHANGE COMMISSION]

                                                                    CONFIDENTIAL

      (b)   the [***], [***], [***] Decoder that meets the [***]
            Specification or a Decoder System that meets the Specification and contains the agreed [***] functionality in accordance with article 2.6A, B & C),

      then, as WTV's sole remedy (other than as described in this Article 2):

      (i) PBE will reduce the Contract Price for the Batch of delayed Decoder Systems and/or Decoders and/or ODUs (whichever applies) by [***]% ([***] percent) for each week or part thereof that such delay continues, up to a maximum of [***]% ([***] percent) of the Contract Price for the delayed Batch of Decoders or Decoder Systems and/or ODU's; and

      (ii) the US$[***] distribution fee to be paid to PPS will be reduced by the same percentages,

      (together the "Delay Discounts"),

      except that these reductions shall not apply if such delay is the direct result of acts or omissions on the part of WTV or breach of this Agreement by WTV or Force Majeure. In case such delay extends beyond three months, WTV is entitled to terminate this Agreement in accordance with Articles
      18.2 or 18.3. The parties acknowledge and agree that Decoders do not incur a delay discount in addition to a functionality discount if the cause is only with Software not being delivered or downloaded in accordance with
      Article 2.6.

      PBE acknowledges that ODU's must be delivered as part of a Decoder System. If Decoders are delayed as set out in this Article 2.10 the ODUs will remain in the PPS appointed bonded warehouse, at PPS's cost, after delivery of the ODUs to WTV. PBE will not provide the ODU's separately to WTV or Dealers or Installers, unless expressly agreed to by WTV. If a Batch of Decoders is delayed, payment of the remaining [***]% of the price of the ODUs that relate to that Batch of Decoders will be payable on the later of 30 days after the date of invoice or 14 days after that Batch of Decoders has been delivered.

      Notwithstanding the foregoing, PBE will undertake all reasonable commercial endeavours to ensure at all times that WTV can continue to meet applicable to the planned date for the commercial launch of the Network Services and roll out targets. WTV will inform PBE promptly in case of any (anticipated) delay regarding such launch date, and PBE will inform WTV promptly in case any delay is expected regarding any deliveries. In such case, without prejudice to WTV's, PBE's and PPS' other rights and remedies set forth herein, the parties will jointly work out a remedy programme (including committed resources from both parties) within 10 days of notification of the delay to WTV, in order to minimise disruption to WTV's business and its rollout targets and to try to ensure efficient delivery of the delayed Decoder Systems.

                 [*** CONFIDENTIAL TREATMENT REQUESTED; OMITTED
                 PORTIONS FILED SEPARATELY WITH THE SECURITIES
                 AND EXCHANGE COMMISSION]

                                                                    CONFIDENTIAL

      If there is a Major Fault with more than 10% of a Batch of Decoders and/or Decoder Systems, WTV is entitled to require PPS to withdraw affected or suspected Decoders or Decoder Systems until the situation has been analysed and a solution implemented for these Decoders or Decoder Systems. In case PPS has drawn on more than 10% of the WTV existing pool of new Decoders or Decoder Systems for replacement purposes, then such amount overdrawn shall be deemed delayed for these purposes until PPS has replaced such amount. The delay discounts set out in this Article 2.10 shall apply to each Batch of Decoders or Decoder Systems with a Major Fault.

2.11  Homologation

      Homologation of the Decoder Systems will be the responsibility of PBE wherever necessary with the help and support of WTV at PBE's cost for out of pocket expenses.

2.12  Smart Cards

      PBE will order Smart Cards on behalf of WTV, to be bypacked with each matching Decoder.

      Serial number, initialisation and personalisation information are provided by PBE to WTV as part of the CryptoWorks `security programme' attached in
      Schedule 2.12 and in the LOT files to be separately supplied to WTV. PBE will be responsible for delivery of Smart Cards pursuant to agreed instructions. The Smart Cards will interface and work with the Decoders. PBE shall or shall procure that the Smart Cards are manufactured and prepersonalised irreversibly. The relevant personalisation data can be changed by WTV via its own subscriber authorisation system. The Smart Cards shall be prepersonalised by PBE by loading WTV specific system and operational information on to the Smart Cards. PBE warrants that its agreements with third party suppliers of components, parts or equipment for manufacture of Smart Cards contain customary and appropriate provisions relating to quality control.

2.12A Additional Smart Cards

      WTV will hold an adequate number of Smart Cards at its subscriber management centre for the purposes of any claim under the Smart Card warranty set forth in Article 2.9. WTV may order additional Smart Cards separately from Decoders. If WTV orders such Smart Cards, PBE agrees to supply those Smart Cards at the agreed price specified in Article 2.8(b) (plus separate transportation charges) and to deliver those Smart Cards within 2 months for spare quantities. Normal quantities of Smart Cards are to be supplied on the basis of a six months rolling forecast, with the first 3 months firm and fixed ("Smart Card Forecast"). A complete swapout of all Smart Cards can be accomplished within 6 months, provided same is planned at least four months in advance. The Smart Cards will be at PBE's risk until delivery to

                                                                    CONFIDENTIAL

      WTV in Poland. The Smart Cards so delivered will comply with the Specification as agreed between the parties and carry the same warranty as described for Smart Cards supplied as part of a Decoder System as set out it Article 2.9.

      If PBE receives a notice from WTV of a breach of the obligations in this Article, PBE shall: (a) as a matter of urgency take all reasonable steps to identify and remedy the problem causing the defective operation of the Smart Cards; and (b) as soon as practically possible replace the defective Smart Cards free of charge as set out in Article 2.9. PBE hereby warrants that to the best of its knowledge, no successful hacking has taken place of CryptoWorks as at the Execution Date.

      If PBE fails to deliver the Smart Cards in accordance with the Smart Card Forecast, delay discounts of [***]% ([***] per cent) for each week or part thereof that the delay continues shall apply to the amount of Smart Cards to be delivered in that week in accordance with the Smart Card Forecast. The delayed discounts will be capped at a maximum of [***]% ([***] per cent) of the total price of the delayed Smart Cards.

2.13  Spare parts and support

      PBE guarantees the availability for sale of spare parts for the Decoder Systems, or functionally equivalents suitable for replacement purposes, for a period of 7 years from the last date of delivery of the respective type of Decoder Systems. In order to induce WTV to enter this Agreement, PBE has agreed to fully support the Decoder Systems in accordance with the terms hereof and to provide solutions compatible with the Decoder System if PBE upgrades any of its components.

                                    Article 3
                      Decoder System testing and acceptance

3.1   Delivery of trial units

      PBE shall deliver 200 Decoder Systems no later than April 6, 1998 to Dealers the locations of which are to be specified by WTV and PPS in order for PBE, PPS and WTV to jointly conduct end to end system testing to ensure that the equipment installed at At Entertainment Limited's transmission facility at its UK site ("Transmission Facility") and the Decoder Systems interface and interoperate with each other and that the digital television signals uplinked from the Transmission Facility are receivable by the Decoders without any loss of signal or features.

3.2   Tests

      Following production of the [***] Decoders, each of:

      (a)   [***] of the Decoder;

      (b)   [***] of the Decoder;

      (c)   [***] of the Decoder; and

                 [*** CONFIDENTIAL TREATMENT REQUESTED; OMITTED
                 PORTIONS FILED SEPARATELY WITH THE SECURITIES
                 AND EXCHANGE COMMISSION]

                                                                    CONFIDENTIAL

      (d) the Decoder that has all the functionality and features set out in the Specification,

      shall be tested in accordance with this Article and Schedule 3.2.

      The [***] and the Decoder Systems shall be tested with `live' signals from the Philips digital compression program delivery system ("Equipment") installed at the Transmission Facility to ensure the Decoder Systems are operating in compliance with the Specification and are capable of receiving the live signal from the Equipment. The field trial acceptance tests, will be executed in accordance with Schedule 3.2 and the Delivery and Milestone Plan. The parties will jointly execute such acceptance tests.

3.2A  Final Acceptance of the Equipment

      The parties agree that for the purposes of Article 4 of the Main Agreement, the final acceptance testing of the Equipment will use the [***] Decoder.

3.3   Notice of Rejection/Acceptance

      Upon each test being finalised WTV must specify, if applicable, in writing in reasonable detail the reasons why the Decoder Systems are not operating in accordance with the Specification as set out in Schedule 1H or the live signal from the Equipment ("Notice of Rejection"). Failure to issue a Notice of Rejection within 10 days as from the end of such testing as notified to WTV by PBE shall mean that Final Acceptance for those Decoder Systems shall be deemed to have occurred. If a Final Notice of Rejection is issued, PBE undertakes to investigate in a timely and efficient manner, the shortcomings identified by WTV and to correct them as soon as technically possible so that the Decoder Systems are operating in accordance with the Specification and the live signal from the Equipment in the UK (in this Article 3, said live signal is as specified in the Main Agreement, Exhibit A). Upon PBE and WTV being satisfied all such shortcomings identified by WTV in the Notice of Rejection have been corrected, the parties shall repeat the final acceptance tests for those Decoder Systems to ensure that the Decoder Systems are operating in accordance with the Specification and the live signal from the Equipment. If so, PBE shall issue the Final Acceptance Certificate. If WTV disputes PBE right to issue the Final Acceptance Certificate, it shall have a period of 5 Working Days to refer the matter to the dispute resolution mechanisms set out under Article 24, otherwise the final acceptance certificate for those Decoder Systems shall be binding upon it.

3.4   Engineering Change Procedure

      During the Term of this Agreement, PBE undertakes to keep WTV informed under appropriate confidentiality obligations of any new or improved products or services that may result from its decoder systems activities or digital video systems business and cooperate with WTV to make such products or services available to WTV at then prevailing terms and conditions. In order to ensure the good performance of the

                 [*** CONFIDENTIAL TREATMENT REQUESTED; OMITTED
                 PORTIONS FILED SEPARATELY WITH THE SECURITIES
                 AND EXCHANGE COMMISSION]

                                                                    CONFIDENTIAL

      Decoder Systems installed and to be installed, and safeguard the reputation of the parties hereto, any future technical issues (including amendments to the Specification, the downloading of new software and Future Products) shall be governed exclusively by the Engineering Change Procedures set forth in Schedule 3.4 hereto.

      WTV will ensure that PBE shall receive all material information regarding future updates and upgrades to the Network Service, its technical signals and any proposed changes to digital receivers simultaneously or at least no later than other authorized manufacturers in order to ensure a level playing field. Furthermore, WTV will communicate to PBE any technical issues affecting other manufacturer(s) promptly if such issues could affect the Decoders (System)s of PBE subject to any confidentiality obligations owned to those other manufacturer(s).

3.5   Documentation

      Except where intended to serve as instructions for use or advertising purposes, all technical information in relation to Decoder Systems and their maintenance are PBE proprietary, covered by PBE copyrights and remain PBE property and may not be utilized or copied, reproduced, transmitted or communicated to third parties without the prior written consent of PBE. PBE hereby grants WTV a non-transferable (except to an Affiliate), royalty-free license to use and translate the user documentation of the Decoder Systems and any Updates thereto for use within its business and for its Customers, without the right to grant licenses or provide copies to third party (potential) competitors of PBE/PPS.

      PBE agrees to place in escrow at Ashurst Morris Crisp, Solicitors, a copy of the technical maintenance documentation of the Decoders for internal use by WTV only to be released to WTV's Director of Engineering & Distribution if (i) a good faith warranty dispute arises the solution of which requires resort to the documentation, or (ii) one of the events listed in Article 18.3 occurs.

                                    Article 4
                   Establishment of Special Department of PPS

4.1   DTH Centre

      PPS shall establish and maintain in Warsaw, Poland, a special direct-to-home department ("DTH Centre") by January 1, 1998 or within 3 weeks from the Execution Date, whichever is later, which shall handle all PPS' matters related to the Decoder Systems, all services to be provided to WTV in that regard and shall supervise and co-ordinate all activities related to the responsibilities of PPS in Poland under this Agreement. The DTH Centre shall be maintained during the Term.

                                                                    CONFIDENTIAL

4.2   Staffing

      Staffing of said DTH Centre will consist of (i) a full time Marketing and Sales Manager (and if he is to be replaced, a new appointment only after consultation with WTV) (ii) a Technical Manager and (iii) an assistant to the MSM. This centre can draw on indirect personnel of PPS on a part-time basis such as, but not limited to merchandising specialist (50%);

      (b) 11 sales representatives (each at least 10%), one National Sales Manager (5%);

      (c)   team of 5 logistics personnel (each at least 5%);

      (d)   one person at the PPS order desk (as needed);

      (e)   personnel at the PPS business administration (as needed);

      (f) personnel at the PPS service department to organise and provide support;

      (g)   one person (50%) at the technical helpdesk of PPS.

      PPS agrees that:

      (a) the number of its staff in the DTH Centre will be sufficient at all times to ensure that it is able to comply with its obligations in this Agreement; and

      (b) all staff in the DTH Centre will be suitably qualified and act with due care and skill at all times consistent with best Polish industry standards.

                                    Article 5
                      Distribution services to be provided

5.1   Logistics

      PPS will receive Batches of the Decoder Systems from PBE in consignment as from the date of delivery by PBE and PBE will provide transportation to a PPS' appointed bonded warehouse, approved by WTV. PPS will provide all other logistics services to WTV. PPS will provide Polish order desk fulfillment, delivery and monitoring services and business administration and documentation of the above, all in accordance with Schedule 5.1 hereto.

5.2   Sales/Rentals

      Decoder Systems will be distributed by PPS to Dealers, with PPS acting as agent for and on behalf of WTV on the standard terms and conditions as agreed between WTV, PPS and each such Dealer.

5.3   PBE/WTV Guarantees

      PPS obligations hereunder are guaranteed by the PBE Guarantee set forth in
      Schedule 5.3A hereto. Payments to PBE and PPS are guaranteed by WTV's ultimate


                                                                    CONFIDENTIAL
      parent At Entertainment Inc., as set forth in the Guarantee attached as
      Schedule 5.3B hereto.

5.4   Collection of subscription fees and Payment of Dealer

      PPS will procure that the Dealer:

      (a) collects the subscription fee from the Customer when the Customer signs the Subscription Agreement; and

      (b)   remits the subscription fee to PPS as agreed by WTV and PPS.

      PPS and WTV agree that the Dealers will invoice WTV the Polish Zloties equivalent of the Dealer's commission and fees for the Installation once a completed Subscription Agreement and installment protocol has been sent by the Dealer to PPS on behalf of WTV by courier or registered mail. The amounts payable in accordance with this Article will be payable by WTV within 30 days of receipt of the Subscription Agreement and instalment protocol.

                                    Article 6
                              Payment for services

6.1   Payments

      Payment by WTV to PPS for the services to be provided by PPS as listed in Schedules 2.9A, 2.9B and 5.1 will be made in accordance with the payment terms and conditions set forth below.

      a. [***] USD prepayment (based on [***] USD x total April 1998 quantities of [***]) to be paid on the Execution Date.

      b. [***] USD (based on [***] USD x total May 1998 quantities of [***]) to be paid in the first week of May 1998.

      c. [***] USD (based on [***] USD x total June 1998 quantities of [***]) to be paid in the first week of June 1998.

      d. Further monthly payments (for services covering all the Agreed Amount) will be paid in accordance with the Forecast subject to the following procedure:

            [***]% of the total monthly payment (based on [***] USD x the fixed quantity for that month) will be invoiced at the end of the preceding month, such invoice being payable within 30 days of date of invoice.

            - the remaining [***]% will be payable within 14 days after receipt of an invoice by WTV from PPS confirming the completed Installation for a Customer who has entered into a Subscription Agreement with WTV, or no later than six months after delivery of the Decoder Systems to the PPS Warehouse, whichever is first.

                 [*** CONFIDENTIAL TREATMENT REQUESTED; OMITTED
                 PORTIONS FILED SEPARATELY WITH THE SECURITIES
                 AND EXCHANGE COMMISSION]

                                                                    CONFIDENTIAL

6.2   deleted intentionally

6.3   Taxes

      Any and all value added taxes and any other taxes, if any (other than corporate tax levied on PBE and PPS), and/or (import) duties as applicable by law are not included in the fees payable in accordance with article 6 and WTV agrees to pay any such taxes and duties.

6.4   Currency

      All amounts for services to be paid to PPS shall be due and payable by WTV in Polish Zloties against the United States Dollar value agreed herein. The exchange rate for payments to be made in Zloties will be the rate published by the National Bank of Poland on the date of payment.

6.5   Bank

      All payments shall be made by direct transfer to the bank indicated by PPS on the invoices with all costs of the transaction paid by WTV.

6.6   Delay

      All PPS invoices are due 30 days as from the date of invoice. In case WTV fails to pay the amounts due within the agreed period and they are not subject to a good faith dispute, interest will be due by WTV at the rate of [***] ([***]) percent per month on the outstanding amount for which an invoice has been issued until such amount is paid, without any notice of default being required.

6.7   Setoff

      WTV is entitled to set off any liquidated damages it is entitled to from PPS on the basis of Article 2.10 (delivery delays) against any amount payable on the basis of Article 6.

6.8   Audits

      PPS shall maintain true and accurate books and records relating to the out of pocket costs and expenses for transportation to the Polish warehouse and Polish customs clearance administration costs as listed in Schedule
      5.1 and charged to WTV during the Term and for the period set by Polish law and regulations following termination. WTV shall have the right twice a year during a period of one year following its receipt from PPS of invoices for costs and expenses to be paid hereunder to cause such information to be audited, inspected and examined by an accounting firm of international repute reasonably acceptable to WTV and PPS (the "Auditor") to determine that the amounts invoiced to WTV were correct. PPS and WTV acknowledge that any one of the "Big 6" accounting firms is acceptable. Any information acquired during the course of any such examination shall be and remain

                 [*** CONFIDENTIAL TREATMENT REQUESTED; OMITTED
                 PORTIONS FILED SEPARATELY WITH THE SECURITIES
                 AND EXCHANGE COMMISSION]

                                                                    CONFIDENTIAL
      strictly confidential and shall not be disclosed to any person or entity, except the results thereof to PPS and WTV, or otherwise required by law, governmental order or regulation, or by any order of any court of competent jurisdiction or for dispute resolution in accordance with
      Article 24 hereof (provided that the Auditor shall have immediately notified both parties in writing of, and supplied PPS with a copy of such order, and take, and/or cooperate with both in taking, all reasonable steps to protect such confidential information), or as specifically agreed in writing by WTV, PBE and PPS. PPS agrees to cooperate with the Auditor including giving the Auditor reasonable access to relevant books and records, and using reasonable endeavors to ensure relevant staff and management are available if required. If, as a result of the examination, the Auditor identifies in the Auditor's professional judgement that costs and expenses charged deviate 5% or more from the information so audited, the Auditor shall thereupon notify both parties of the existence and identity of such differences. If the result of the audit concludes that WTV has over-paid for costs and expenses, PPS shall issue a credit note for the amount of the overpayment accompanied by an appropriate reimbursement, with interest charged at a rate of 3% above LIBOR on the amount of the overpayment, within 28 days of the Auditor's notification. If the agreement has been terminated or has expired, PPS shall pay WTV the amount of the overpayment within 30 days of the Auditor's notification. If the result of the audit concludes that WTV has under-paid for costs and expenses, PPS shall issue a debit note for the amount of the underpayment, to be paid within 30 days thereof. The fees of the Auditor shall be borne by PPS only in case an overpayment by WTV of 5% or more.

                                    Article 7
                    Exclusivity, Software licenses and Escrow

7.1   Exclusivity

      The parties hereto agree that they wish to develop the Polish digital television market together on the exclusive basis as described below. To this end and subject to the terms of this Agreement, WTV will purchase the Agreed Amount exclusively from PBE no later than September 1, 1999. WTV will not allow a competing product to be sold, rented or used with its Network Service until the Agreed Amount of Decoder Systems have been paid for. PBE will not manufacture or distribute digital receivers/decoders under a Philips brand in or for use in Poland for any person other than WTV and PPS will not distribute any digital receiver/decoder other than the Decoder Systems until WTV has sold subscriptions equal to the Agreed Amount for its Network Service, or September 1, 1999, whichever is the earlier. PBE grants WTV an exclusive licence of the CryptoWorks technology in Poland during the Term. If PBE confirms by documented tests that is technically impossible for a smart card or other decryption device using CryptoWorks other than a Smart Card to authorize and enable Customers or other third parties to view the

                                                                    CONFIDENTIAL

      Network Service or any third party service using a Decoder, the licence of CryptoWorks shall become non-exclusive. If for any reason PPS or PBE or an Affiliate of PBE or PPS in Poland does manufacture or distribute (or allow its Dealers in Poland to distribute) digital receivers/decoders under a Philips brand in the Territory for any person other than WTV before WTV has bought the Agreed Amount of Decoder Systems, then (i) WTV's obligation to buy the Agreed Amount of Decoder Systems from PBE shall be reduced on a one-for-one basis for each Decoder System manufactured or distributed for that other person and (ii) WTV's obligation not to allow a competing product to be sold or used with its Network Services shall cease. If this occurs, PBE agrees to licence third party manufacturers in accordance with Article 7.8 in good faith. As from January 1, 1999 until January 1, 2001, the maximum number of licensed manufacturers with whom WTV may co-operate regarding the provision of decoder systems and other equipment required for reception of the Network Services in Poland will be no more than 3 (three). PBE and PPS acknowledge that there will be no restriction on the number of licensed manufacturers that WTV may cooperate with or contract with after January 1, 2001. PBE and PPS acknowledge that WTV shall be entitled to negotiate as from September 1, 1998 onwards the terms and conditions of agreements with third party:

      (a) distributors (other than Dealers) for the distribution of the Decoder Systems or third party decoder systems; and

      (b)   manufacturers for the manufacture of decoders, smart cards and/or
            ODUs,

      for distribution of decoder systems to commence on September 1, 1999 or earlier in accordance with this agreement.

7.2   Licence

      Software shall be made available as part of a Decoder System and shall not become the property of the Customer or WTV, regardless of whether it was or was not developed specifically for use by the WTV. No rights to any intellectual property residing in the Software, its documentation, or any data furnished hereunder, if any, are granted except the right to use such Software only in the operation, continuous downloading and use of said Decoder Systems. Subject to the fulfilment of the terms and conditions contained herein, PBE hereby grants to WTV (and in case of a sale or rental by WTV: the right to grant sublicenses to WTV's Customers, which sublicense includes the WTV obligations set forth herein) a fully paid up and non-exclusive license to use the Software in the Decoder Systems for operating same in perpetuity ("License").

7.3   License fees

      The License fees for the Software are listed in Article 2.8(c).

                                                                    CONFIDENTIAL

7.4   Reservations

      (a) The Software and any copies thereof and any intellectual property rights related thereto shall at all times remain the sole and exclusive property of PBE (unless otherwise indicated, e.g. third party software).

      (b) WTV acknowledges that the Software is proprietary to PBE and that PBE may suffer economic harm if the Software is made available to third parties other than as authorised by PBE. WTV agrees not to disclose, transfer, assign or make available the Software or copies thereof, in any form, in whole or in part, to any other party, person or entity (other than (i) in the regular sale or rental of Decoder Systems to Customers and (ii) for use by its and its Affiliates' employees, agents and subcontractors on a need-to-use basis) without the prior written consent of PBE, which shall not be unreasonably withheld or delayed.

      (c) The Software shall be used by WTV or its respective Customer only with the Decoder System. Each Subscription Agreement will contain adequate Software license conditions protecting PBE's rights to the Software and restrictions on use set forth herein.

      (d) WTV may copy or have 1 (one) copy of the Software available in machine readable form for backup/archival purposes only as is necessary to support WTV's own use of the Software on the Decoder System. WTV agrees not to copy or otherwise reproduce the Software or any part thereof for other purposes without prior written authorisation from PBE. In as far as copying is allowed under this License, WTV shall not erase, delete or otherwise remove PBE' copyright notice and other legend(s), if any, contained on the Software to such reproductions or copies. All restrictions in this License relating to the use and disclosure of the Software shall apply to any such reproduction or copies of the Software. WTV shall only use the Software for the purpose(s) agreed and shall not for example rent, electronically distribute (except as set out in this agreement) or timeshare the Software or market the Software by interactive cable or remote processing services or otherwise distribute the Software other than as specified herein or agreed between the parties (for example for downloading Updates or Upgrades to the Software).

      (e) The Software (other than documentation) is to be used in machine readable form only.

      (f) WTV shall not cause or permit the Software, or any part thereof, to be used by any person other than either PBE/PPS personnel or the officers, employees, and agents of WTV engaged in the business activities of WTV and the Customers. WTV agrees that it shall cause each person who uses the

                                                                    CONFIDENTIAL

            Software to adhere in particular to the terms and conditions specified in Articles 7.4 and 7.5 hereof.

7.5   Modifications and Improvements

      (a) WTV shall not modify, adapt, translate, reverse engineer, decompile, disassemble or rent out the Software, or create derivative works based on the Software or have such work carried out without the prior written consent of PBE, which shall not be unreasonably withheld or delayed, unless authorised by law. PBE agrees:

               (i) to provide interface specifications and licenses to such
                   Decoder System's interfaces in a timely manner, free of charge both to WTV and its system integrator for use with the Decoder Systems only; and

              (ii) to communicate directly, and where requested, co-operate in good faith on a time and materials basis with WTV's systems provider regarding operational interfaces between the Decoder System and WTV's other Systems as notified to PBE, provided customary non disclosure agreements and licenses, if any, have been executed.

      (b) If the Software is modified in any manner by anyone other than PBE/PPS, their authorised repairers or otherwise authorized by PBE, or combined with third party software products not previously approved by PBE, all warranties associated with the Software and Decoder System(s) shall become null and void as from the moment of such modification, provided always that WTV, having been given 30 days to rectify the circumstances causing the warranties to become null and void has failed to rectify such circumstances. PBE agrees to give WTV all reasonable assistance including testing (and approval, at PBE's sole discretion) or correcting unauthorised modifications and testing (and approval, at PBE's sole discretion), where appropriate, previously non-approved products or recommending alternative products.

      (c) PBE may, from time to time, create and, if created, shall license Updates and Upgrades of the Software. PBE shall make available such Updates and Upgrades of the Software to WTV on reasonable terms at PBE' published rates, less any discounts applicable in any service agreement for the Decoder Systems, if any. Unless explicitly agreed otherwise, delivery of the said Software to WTV will automatically be subject to the terms and conditions of this Agreement where appropriate.

7.6   Term and Termination

      This License shall continue for a long as WTV or its Customers utilises the Decoder Systems except that PBE may terminate any licence granted to WTV for Decoders to be delivered after the date of termination upon thirty
      (30) days written notice to WTV in the event of any breach by WTV by WTV of any material term, covenant or

                                                                    CONFIDENTIAL
      condition contained herein, provided PBE has given WTV a written warning specifying such breach and WTV has failed to remedy such breach within fifteen (15) Working Days from the date of such notice or within such longer period as may be specified in said notice. Such termination shall not relieve WTV of any of its obligations incurred prior to such termination, and shall not impair any of PBE's rights which have accrued prior to such date. WTV shall return the Software and any copies thereof and documentation relating thereto to PBE at WTV's expense immediately upon termination of this licence The covenants of WTV contained in Articles 7.4 & 7.5 hereof survive the termination of this licence.

7.7   Miscellaneous

      Whenever PBE has acquired the (rights to use and/or sublicense parts of the) Software from a third party supplier/vendor (hereinafter "Supplier") by way of license or other transaction in which Supplier retains rights to the Software, any reference to PBE in this Article 7 shall be deemed to be a reference to PBE and/or Supplier, wherever applicable.

7.8   CryptoWorks sublicensing and future products

      PBE will provide a license on reasonable and non-discriminatory terms and conditions for its CryptoWorks rights and technology (including Updates and Upgrades made available to WTV) to allow a third party to incorporate CryptoWorks into a third party's own reception and de-encryption equipment and provide support in accordance with standard terms and conditions to a CryptoWorks sublicensee when WTV decides to authorize other suppliers of reception arid de-encryption equipment for its Network Service when the exclusivity period described in Article 7.1 ends or in accordance with
      Article 2.6C or if a Force Majeure event occurs. It is understood between the parties that in order to induce PBE to enter this CCA WTV ensures that it will discuss first with PBE prior to such discussions with third parties the possibility of PBE becoming one of the (3) initial manufacturers of future generation set top boxes/decoders as well, provided PBE has not committed any material breach under this Agreement. The parties hereto express their intention to include in such discussions the development of future set top boxes/decoders which may include a separated or integrated modem, added functionality and/or data or broadcast facilities

7.9   Escrow

      PBE shall place the source code of the Software and any source code for Updates or Upgrades to the Software, to the extent proprietary to PBE, into escrow with Nauta Dutilh notary public as escrow agent (except for the CryptoWorks part, which will be deposited with two different escrow agents on the basis of the Security Services Agreement. The specification for CryptoWorks shall be deposited with Ashurst Morris Crisp. If PBE is unable or unwilling to fulfil its obligations with respect to the Software for any reason and such is not remedied by PBE within 30 days of

                                                                    CONFIDENTIAL
      notice to do so from WTV, WTV shall be entitled to access such source codes directly for executing such obligations itself. WTV shall pay the reasonable costs of the escrow arrangement. Within 30 days of the date of this Agreement, PBE and WTV agree to negotiate in good faith and execute separate agreements relating to the escrow arrangements on reasonable terms.

                                    Article 8
                           Dealers and Points of Sale

8.1   Authorised Channels of Distribution

      Subject to the terms of this Agreement, WTV appoints PPS as its agent to Distribute in accordance with the terms hereof the Decoder Systems and subscriptions to the Network Service via its existing and/or newly acquired Dealer network in Poland. PPS will publicly announce the launch of the Decoder Systems, contact selected Dealers and sign separate distribution agreements with them and WTV for Distribution of the Decoder Systems and the sale of subscriptions to the Network Service, all in accordance with the Delivery and Milestone Plan. PPS agrees to use all reasonable commercial efforts to Distribute the Decoder Systems and Network Service in Poland so as to maximise the number of Customers to the Network Service.

8.2   Qualification of Dealers and Installers

      8.2.1 PPS shall evaluate all retailers under consideration to become Dealers of Decoder Systems. PPS shall have an established network of a 1,000 Points of Sale in accordance with PPS's rollout plan as follows: [***] by April 4, 1998; [***] by April 25,1998; [***] by
            May 16, 1998; [***] by June 1,1998; a detailed logistics plan will be worked out by PPS and provided to WTV for approval 15 days after Execution Date and in any event no later than March 30th, 1998.

      8.2.2 PPS shall train Dealers with WTV's support, under a training program agreed between the parties in accordance with Article 10 below.

      8.2.3 Each Dealer shall have the capability to execute or have executed on its behalf Installation of the Decoder Systems. Each Installer must undergo an Installation training program to be provided by PPS.

8.3   Point of Sale facilities

      The following materials and services will be made available by WTV to PPS:

      8.3.1 for demonstration Decoder Systems and other Decoder System Products (including a free of charge Subscription to be provided by WTV to each of the Points of Sale);

      8.3.2 WTV subscription forms at each Point of Sale;

      8.3.3 training for sales assistants to service potential Customers;

                 [*** CONFIDENTIAL TREATMENT REQUESTED; OMITTED
                 PORTIONS FILED SEPARATELY WITH THE SECURITIES
                 AND EXCHANGE COMMISSION]

                                                                    CONFIDENTIAL

      8.3.4 advertisements of Network Service and the Decoder Systems, Point of Sale and merchandising materials, take-one brochures, etc. in accordance with the plan for advertising and promotion to as agreed between the parties and developed pursuant to Article 17.

      8.3.5 merchandising stands consisting of: a stand (structure) and Decoder System in an agreed in store position with supporting promotional material. This is to be provided to the Dealer at cost price by PPS for WTV's account.

            WTV shall be entitled to access the Point of Sale to support or undertake additional sale, marketing or promotional activities at each Point of Sale in co-operation with PPS.

8.4   Inspection of Dealers

      From time to time, WTV and PPS may jointly conduct spot checks, audits and inspections of the premises of any Point of Sale being used to promote and sell subscriptions to the Network Service to ensure compliance with this Agreement. However, PPS may decide to decline being present at such visits. PPS shall procure that WTV has an audit right and the right to conduct spot checks on Dealers regarding compliance with the agreement between PPS and the Dealer. PPS and PBE acknowledge that WTV may employ a team of sales people who will promote the Network Service which will include:

      (a)   inspecting Dealers;

      (b)   training Dealers, both formally and on an informal basis;

      (c) reviewing sales figures, stock levels and Customer service levels for Dealers;

      (d) assisting Dealers with in-store promotions and selling of Decoder Systems; and

      (e)   organising and running marketing and promotional events.

8.5   Establishment of Installation appointment at time of sale/rental

      At the time of sale/rental of a Decoder System at the premises of a Dealer, the Dealer shall set up an appointment for an Installer to install the Decoder System at the Customer's premises.

8.6   Amount of Dealers

8.6(A) In case in certain areas WTV is of the opinion that insufficient or malperforming Points of Sale exist, or in case WTV wishes Points of Sale to be added in certain geographical areas on the basis of demonstrable customer demand which cannot be met within the targets agreed, PPS will first offer such additional outlets to WTV; in case WTV declines same for reasons to be agreed between the parties by 30 May 1998, WTV may distribute the Decoder Systems in the Territory through third party dealers/distributors selected by WTV and approved beforehand by PPS, which approval will not be unreasonably withheld or delayed and PPS will cooperate fully and expeditiously with WTV to enable such third party distribution, such cooperation

                                                                    CONFIDENTIAL
      to include (without limitation) auditing, qualifying and authorising such dealers and subsequent delivery of Decoder Systems to such third party dealers/distributors who must meet the criteria set forth in Schedule 8.6.

8.6(B) During the Term, WTV may nominate a person to become a Dealer. PPS agrees to consider that person for appointment as a Dealer provided that person meets the criteria set forth in Schedule 8.6. Until April 1999, PPS may or may not appoint that person as a Dealer in its absolute discretion. The parties acknowledge that PPS may change or amend the criteria (or grant waivers in exceptional cases) and WTV agrees that these further criteria may be applied to such persons provided those criteria are reasonable and are uniformly applied by PPS to all persons appointed to distribute PPS consumer electronic products before their appointment as PPS dealers.

8.6(C) If a digital multichannel pay television service is introduced which competes with the Decoders and/or Network Service, the parties agree to enter good faith negotiations to discuss the distribution structure of the Network Service and the Decoders by PPS in Poland, including, if necessary, appointing additional Dealers and/or removal of Dealers, all within the requirements of Polish law.

                                    Article 9
                              Initial Distribution

9.1   Preparedness for Initial Distribution

      On April 18, 1998 PPS and the initial Dealers nominated by PPS and approved by WTV shall be prepared for the initial market release of the Decoder Systems and the launch of the Network Service. Such preparedness shall include the following:

      9.1.1 a list of Installers available at each Point of Sale's premises;

      9.1.2 sufficient support for such Installers to service Customers;

      9.1.3 Decoder Systems and sufficient other Decoder System Products available to the Dealers in accordance with the Forecast to be provided by WTV to PBE and PPS;

      9.1.4 briefing the Dealer and their sales staff on the details of the Network Service and WTV sales strategy.

                                   Article 10
                                    Training

10.1  Provision of Training

      PPS shall provide (with support from WTV regarding sales training covering the Network Service) the following training for the staff of PPS, Dealers/Points of Sale, Installers, WTV representatives and certain third parties.

                                                                    CONFIDENTIAL

      10.1.1 Training in sales and demonstration of the Decoder Systems and Network Service to individual Customers shall be provided by PPS to:

            (a)   At least one(1) representative from each Dealer and Installer;

            (b)   The direct sales persons of PPS at the DTH Centre.

      10.1.2 Training in Installation and the demonstration of Decoder Systems and Network Service shall be provided by PPS to:

            (a)   all relevant persons of PPS and Dealers; and

            (b)   the Installers who will be performing the Installation.

            PPS shall give WTV:

            (a)   copies of all training materials, and

            (b) an outline of training to be conducted, in accordance with this Article for WTV's prior approval. WTV may attend any training sessions conducted by PPS. PPS agrees to notify WTV of the time and location of the training sessions in a timely manner.

10.2  Timing

      The initial training of the staff of Dealers and Installers, PPS' promotion team and WTV representatives will begin once 5 pre-production ([***]) Decoder Systems to be delivered before 4 March 1998 are available. PPS shall use its reasonable commercial efforts to successfully complete training as soon as possible thereafter commensurate with the rollout plan for Dealers in Article 8.2.1. PPS shall conduct training for all new Dealers, Installers and others as agreed with WTV on an ongoing basis.

                                   Article II
                                  Installation

11.1  Installation provided

      Each Customer will be referred to an Installer procured by PPS, or procured by the Dealer in accordance with the agreement between the Dealer and PPS who shall perform Installation of the Decoder System free of additional charge in accordance with the Installation Specification. PPS shall remain primarily responsible to WTV for the Installation and the performance of the Dealers and Installers.

11.2  Installation Accessories

      The Dealer and Installer are responsible to ensure that adequate and appropriate quantities and types of Installation Accessories shall be available at all Installer's premises at Installer's expense. PPS shall ensure such requirements are incorporated into its agreement with Dealers.

                 [*** CONFIDENTIAL TREATMENT REQUESTED; OMITTED
                 PORTIONS FILED SEPARATELY WITH THE SECURITIES
                 AND EXCHANGE COMMISSION]

                                                                    CONFIDENTIAL

11.3  Installation by Customer or unauthorised installers

      In the event that a Customer has installed the Decoder System himself, or have same carried out by an unauthorised installer, or in case the Customer declines to have installed the WTV/Philips', branded ODU, such Customer (i) shall be charged at standard rates for any subsequent call for service as a result of improper installation by the Customer; and (ii) may lose certain protections under the Subscriber Agreement. The 12 month warranty from PPS on the Decoder in Article 2.9 shall continue to apply.

11.4  Installation work orders

      An installation work order to be created by PPS must be completed by both the Installer and Customer. Five (5) copies of each such order shall be completed in full, and distributed as follows: one to be sent by the Installer within 48 hours of completion to (i) the respective Dealer, (ii) to WTV, and (iii) to PPS; one copy is to be retained by the Customer and one by the Installer.

11.5  ODU Amount

      The parties acknowledge that not all Installations will include an ODU because of:

      (a)   Installation of Decoders at MDUs, where only one ODU is required;

      (b)   Installation of Decoders at cable head ends; and

      (c)   where Customers decline to take an ODU.

      The ODU Amount will be calculated by taking 500,000 units as the starting point and subtracting ODU's on the basis of the factors set out in this Article; however, WTV warrants it will purchase at least [***] ODUs during the Term hereof, less any amounts subtracted on the basis of
      Article 2.6B.

                                   Article 12

                                Customer Support

12.1  PPS' Technical team

      Unless otherwise agreed in writing between the parties, PPS will arrange for a team of an adequate number of technicians at the DTH Centre to (i) receive calls from the Wizja TV Call Centre in case of Decoder System warranty requests and technical assistance, and (ii) provide assistance to the Dealers and Installers. Such technical team will operate under the direction of PPS.

      PPS shall train one or more of WTV's technical staff in the use of the Decoder System as soon as possible after the Execution Date.

                 [*** CONFIDENTIAL TREATMENT REQUESTED; OMITTED
                 PORTIONS FILED SEPARATELY WITH THE SECURITIES
                 AND EXCHANGE COMMISSION]

                                                                    CONFIDENTIAL

12.2  Customer service and support telephone line

      WTV will provide or procure the provision of an operational Wizja TV Call Centre service and support telephone line at WTV's call center as long as it makes good business sense. Such customer service will be staffed by a sufficient number of trained operators to provide a sufficient level of operational and technical service and support. In case of warranty claims which cannot be handled orally by the Call Centre, the Call Centre will forward Customer requests for warranty repairs to the respective Dealer who initially signed up the Customer.

12.3  PPS's obligation to repair and perform maintenance

      Pursuant to its warranty obligations, PPS shall be responsible for all repair services of Decoders and Decoder Systems distributed by PPS, through its service centre in Poland all as described in Schedule 2.9B.

12.3A Mutual Indemnity

      PPS shall indemnify and hold WTV, its employees and agents harmless against any claim for bodily injury, damage to property and/or death or a claim by a third party relating to a breach of any law or regulation relating to the Distribution and Installation of the Decoder Systems by or on behalf of PPS made against or incurred by WTV and its employees and other agents of WTV as far as such claims are due to any fault or failure to perform by PPS or its personnel, Dealers, Installers or agents in the Distribution or Installation of Decoder Systems, provided that WTV:

      (i) gives notice to PPS of any claim or breach as soon as practicable after becoming aware of it;

      (ii)  gives PPS the sole conduct of the defence of any claim or breach;

      (iii) agrees to provide assistance reasonably requested by PPS for the conduct of the defence at PPS's cost.

      PPS agrees to keep WTV informed about the progress of the defence of the claim or breach. PPS liability shall be limited, regardless of the number of claims, up to the maximum of the total amount received by PPS for services rendered hereunder (other than a claim for bodily injury and/or death where liability is unlimited). In no event will PPS be liable for any lost profits, lost savings, incidental, indirect, consequential or other economic damages, even if PPS has been advised of the possibility thereof.

      Likewise, WTV shall indemnify and hold PPS and its employees, Dealers and other agents harmless against any claim for bodily injury, damage to property and/or death or a claim by a third party relating to the breach of any law or regulation relating to the Distribution and Installation of the Decoder Systems made against or incurred by either of them as far as such claims are due to any fault or failure to perform by WTV, its personnel or agents, provided that such party:

      (i) gives notice to WTV of any claim or breach as soon as practicable after becoming aware of it;


                                                                    CONFIDENTIAL

      (ii)  gives WTV the sole conduct of the defence of any claim or breach;

      (iii) agrees to provide assistance reasonably requested by WTV for the conduct of the defence at WTV's cost.

      WTV agrees to keep the respective party informed about the progress of the defence of the claim or breach. WTV's liability shall be limited, regardless of the number of claims, up to the maximum of the total amount paid by WTV for services rendered by PPS hereunder (other than a claim for bodily injury and/or death where liability is unlimited). In no event will WTV be liable for any lost profits, lost savings, incidental, indirect, consequential or other economic damages, even if WTV has been advised of the possibility thereof.

                                   Article 13
                             Network Service by WTV

13.1  Control of content

      To the extent applicable, WTV will comply with Polish law and WTV (and/or its Affiliates) shall have control over the programming and content of the Network Service.

13.2  Subscription Agreement

      Dealers shall only sell, rent or deliver Decoder Systems to Customers who have executed a Subscription Agreement. WTV and PPS shall jointly prepare such Subscription Agreement and provide originals to PPS for distribution to the Points of Sale. The recommended retail/rental price of Decoder Systems including Subscription and Installation services shall be set by WTV and changed from time to time during the Term with a one month's notification to PBE and PPS. Subject to full compliance by PBE and PPS, where practical, with their respective obligations, WTV or its Affiliate shall be responsible for ensuring that the provision of the Network Service and the use by Customers of Decoder Systems in Poland do not violate Polish law relating to broadcasting and viewing of the Network Service.

13.3  Procedure for completing Subscription Agreement at Dealer facilities

      The following procedures shall apply to the completion of a Subscription Agreement at Point of Sale's facilities. Four (4) copies of each Subscription Agreement shall be completed. One copy shall be retained by the Dealer; one copy shall be provided to the Customer; one copy shall be returned to PPS and one copy shall be provided to WTV by the Dealer/Point of Sale within 48 hours from the completion of the Subscription Agreement via means specified by WTV.


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                                     - 34 -


                                   Article 14
                        Use of WTV Trademarks by PPS/PBE


14.1  Grant

      WTV or an Affiliate of WTV hereby grants or will grant to PBE and PPS during the Term a non-exclusive, non-transferrable, royalty free authorisation to use the trademarks, service marks, trade names, slogans and other like property set forth in Schedule 14.1 (the "WTV Trademarks") solely in connection with the Distribution of the Decoder Systems, Decoders, ODUs and the Network Service in Poland. WTV shall have the right in its sole discretion to add or delete WTV Trademarks. Any WTV Trademarks added by WTV are hereby incorporated by reference into Schedule 14.1 and shall be subject to the provisions of this Article 14.

14.2  Acknowledgement of Ownership

      PBE and PPS acknowledge the ownership of the WTV Trademarks by WTV and agree that they will do nothing, and will procure that the Dealers and Installers do nothing, inconsistent with such ownership. PPS agrees to assist WTV in recording this Agreement or other registered user agreement with appropriate government authorities to ensure protection of the WTV Trademarks. PBE and PPS agree that nothing in this Agreement shall give PBE or PPS, or the Dealers or Installers any right, title or interest in the WTV Trademarks, other than the right to use the WTV Trademarks in accordance with this Agreement, or in any other trademarks, service marks, trade names, slogans or other like property owned by or related to WTV. PBE and PPS agree that they will not and will procure that the Dealers and Installers do not attack the title of WTV to the WTV Trademarks or contest the validity of the WTV Trademarks. PBE and PPS shall not and shall procure that the Dealers and Installers do not attempt to register any of the WTV Trademarks alone or as part of its own trademark or use as part of a trading or company name, nor shall PBE or PPS use or attempt to register any marks confusingly similar to the WTV Trademarks and they shall procure that the Dealers and Installers will not use or attempt to register any trademarks confusingly similar to the WTV Trademarks.

      PBE and PPS agree to comply and to procure that Dealers and Installers comply with all guidelines for use of the WTV Trademarks specified by WTV from time to time and in particular agree to use the WTV Trademarks with an acknowledgement of ownership by WTV.

14.3  Quality Control and WTV Approval

      PBE and PPS agree that the Licensed Products and Materials on which PBE and PPS use the WTV Trademarks shall be of high quality. PBE's and PPS's shall only use WTV Trademarks on any Licensed Products or Materials, with the prior written approval of such use. WTV shall approve PBE's or PPS's use of the WTV Trademarks according to procedures to be mutually agreed between the parties.


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                                     - 35 -


      From time to time upon WTV's reasonable request, PBE and PPS shall make available samples of the Licensed Products and Materials for WTV's inspection.

14.4  Placement of Trademark

      All Licensed Products and Materials shall bear the WTV Trademarks in a location, colour and size to be agreed, but always avoiding dual branding of Decoders. PBE and PPS agree to report any suspected infringement of the WTV Trademarks to WTV as soon as possible after that suspected infringement comes to PBE or PPS's notice.

14.5  Rights upon termination

      Upon termination of this Agreement, PBE and PPS agree to do the following:

      14.5.1 discontinue all use of the WTV Trademarks and any mark confusingly similar thereto in accordance with the terms hereof;

      14.5.2 cooperate with WTV or its appointed agent to apply to the appropriate authorities to cancel or note the termination of this Agreement as recorded in any governmental records;

      14.5.3 destroy or deliver to WTV all printed materials bearing any of the WTV Trademarks without prejudice to Article 18.4; and

      14.5.4 cooperate generally with WTV to ensure that all rights in the WTV Trademarks and the goodwill connected therewith shall remain the property of WTV.

                                   Article 15
                      Use of the Philips Trademarks by WTV

15.1  Grant

      PBE will ensure that WTV will be granted during the Term upon WTV'S written request a non-exclusive, non-transferrable, royalty free authorisation to use the trademarks, service marks, trade names, slogans and other like property set forth in Schedule 15.1 (the "Philips Trademarks") solely in connection with the Distribution of the Decoder Systems, Decoders, ODUs and Network Service in territories agreed between the parties. PBE shall have the right in its sole discretion to add or delete Philips Trademarks. Any Philips Trademarks added by PBE are hereby incorporated by reference into Schedule 15.1 and shall be subject to the provisions of this Article 15.

      The Decoder Systems shall bear the Philips Tradermarks.

15.2  Acknowledgement of Ownership

      WTV acknowledges the ownership of Philips Trademarks by PBE and its ultimate parent Philips Electronics N.V. and agrees that it will do nothing inconsistent with such ownership. WTV agrees to assist PBE in recording this Agreement or other registered user agreement with appropriate government authorities. WTV agrees that


                                                                    CONFIDENTIAL
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                                     - 36 -


      nothing in this Agreement shall give WTV any right, title or interest in Philips Trademarks, other than the right to use Philips trademarks in accordance with this Agreement, or in any other trademarks, service marks, trade names, slogans or other like property owned by or related to PBE or Philips Electronics N.V.. WTV agrees that it will not attack the title of Philips Electronics N.V. to Philips Trademarks or contest the validity of the Philips Trademarks. WTV shall not attempt to register the Philips Trademarks alone or as part of its own trademark, nor shall WTV use or attempt to register any marks confusingly similar to the Philips Trademarks. WTV agrees to comply with all guidelines for use of the Philips Trademarks specified by PBE from time to time and in particular agree to use the Philips Trademarks with an acknowledgement of ownership by Philips.

15.3  Quality control and Philips Approval

      Prior to WTV's use of any Philips Trademarks in advertising, marketing or promotions, PPS and PBE must provide its written approval of such use. PPS and PBE shall approve WTV's use of the Philips Trademarks according to procedures to be mutually agreed between the parties. From time to time upon PBE's reasonable request, WTV shall make available samples of the advertising and promotional materials for PPS's inspection. WTV agrees to report any suspected infringement of the Philips Trademarks to PBE as soon as possible after that suspected infringement comes to WTV's notice.

15.4  Placement of Philips Trademarks

      All promotional materials shall bear the Philips Trademarks in a location, colour and size to be agreed, thereby always avoiding dual branding of the Decoders.

15.5  Right upon Termination

      Upon termination of this Agreement, WTV agrees to do the following:

      15.5.1 immediately discontinue all use of the Philips Trademarks and any mark confusingly similar thereto (without prejudice to WTV's right to sell any existing stock of Decoder Systems);

      15.5.2 cooperate with PBE and PPS or its appointed agent to apply to the appropriate authorities to cancel or note the termination of this Agreement as recorded in any governmental records;

      15.5.3 destroy or deliver to PBE all printed materials bearing any of the Philips Trademarks, without prejudicing WTV's right to use existing printed materials as long as existing stock of Decoder Systems are being sold; and

      15.5.4 cooperate generally with PBE to ensure that all rights in the Philips Trademarks and the goodwill connected therewith shall remain the property of Philips Electronics N.V..


                                                                    CONFIDENTIAL

                                   Article 16
                              Advertising inserts

16.1  Packaging and Advertising Inserts

      PBE shall allow WTV to designate and deliver a reasonable amount of advertising materials, which materials PBE shall include within the Decoder System packaging Procedures for the timely insertion of such advertising materials shall be agreed between the parties before production of Decoders begins or as soon as possible thereafter. All materials to be provided to a prospective Customer are to indicate that Customers are only authorised to rely on written statements and information (i) provided or approved by WTV, and (ii) Decoder System user manual.

                                   Article 17
                           Marketing and Advertising

17.1  Advertising and Promotion Plan and Contributions

      The parties will set up a joint promotional/advertising and marketing campaign before November 1, 1998, which will be co-ordinated closely, and to which each party will contribute NLG 1 million. These funds will be used solely for the joint promotion of the Network Service and the Decoder Systems combined, using both parties' branding and trademarks in accordance with terms and conditions to be agreed.

      In addition to the amount set out above, both PPS and WTV will continuously discuss during the Term, possibilities and conditions under which one party will include the other party's trademarks and offerings in its advertising and promotion of their respective businesses in Poland.

                                   Article 18

                              Term and Termination

18.1  Term

      This Agreement is effective from the date first written above ("Effective Date") and shall continue until (i) the Agreed Amount of Decoder Systems have been purchased by WTV from PBE (ii) terminated earlier in accordance with its terms, or (iii) extended by mutual consent in writing by duly Authorised Representatives. Termination of this Agreement shall not relieve a party of any rights and obligations which have accrued hereunder or which are destined to survive or extend beyond the date of termination or expiration by the terms of this Agreement, including but not limited to rights and obligations contained in Articles 2.6C, 2.9, 2.12A, 2.13, 5.3, 6.6, 6.7, 6.8, 7.2-7.9,12.3, 13.2, 18.4, 18.5, 19, 20.3, 22, 23, 24 & 25
      and Schedules: 2.9A, 2.9B & 2.12, will remain valid.


                                                                    CONFIDENTIAL
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                                     - 38 -


18.2  Material breach

      Either WTV on the one hand or PBE and PPS and on the other, may terminate this Agreement in the event the other party fails to meet any of its material obligations under this Agreement, provided that, where the breach is capable of remedy, the former party has given written notice of the alleged default to the failing party specifying the nature of the ("Notice"). Within 10 days of the date of the Notice ("the Notice Period"), the Authorised Representatives shall meet to discuss the alleged breach and shall use good faith efforts to agree on a programme to remedy the breach ("Remedy Programme"). The Authorised Representatives must have sufficient authority to agree the Remedy Programme which shall identify the tasks required, responsibilities, the resources to be committed by one or more of the parties and the timeframe for remedying the breach. If the breach is not remedied within the timeframe agreed in the Remedy Programme to the satisfaction of the notifying party, then termination shall become effective at the end of a 45 (forty five) day period or on the date set forth in such Notice which shall not be less than 45 days after the date of the Notice. Failure by a party in default to meet within the Notice Period or if failure of the parties to agree a Remedy Progamme within [14 days of the end of the Notice Period] shall constitute a material breach entitling the party not in default to terminate the agreement on 14 days notice to the other party.

      For the purposes of Article 18.2 a reference to the other party means WTV where PBE and/or PPS fails to meet its obligations and to PPS and/or PBE where WTV fails to meet its obligations.

18.3  Insolvency

      Either WTV on the one hand or PBE and PPS on the other, may terminate this Agreement by written notice with immediate effect:

      (a) in the event that the other party makes an assignment for the benefit of creditors; or

      (b) in the event that the other party becomes insolvent, or voluntary or involuntary proceedings are instituted by or against such other party under any applicable insolvency laws and such proceedings are not terminated within ninety (90) days, or a receiver is appointed for such party; or

      (c) in the event that time other party ceases to trade as a going concern; or

      (d) if any event analogous to any of the foregoing under the law of any jurisdiction has occurred in respect of the other party; or

      (e) in the event that the control over the other party shall be transferred to any other person other than those exercising control at the time of the signing of this Agreement.


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                                     - 39 -


      For the purposes of the Article 18.3 a reference to the other party means WTV where it is the subject of any of the events referred to in Articles
      18.3 (a) to (e) and to PPS and/or PBE where either or both of them are subject to such events.

18.4  Compensation

      Upon termination of this Agreement by WTV other than pursuant to Articles 2.10, 18.2 or 18.3, or upon termination of this Agreement by PBE and PPS pursuant to Article 18.2 or 18.3 or Article 20.1, PBE and PPS shall cease performance under this Agreement and shall be entitled to receive from WTV and WTV shall pay to PBE and PPS in full and final settlement within 30 days of termination:

      (a) the total price for all then manufactured Decoder Systems pursuant to this Agreement as well as the non-refundable cancellation costs for any and all related components firmly ordered (non cancellable) by PBE from its suppliers prior to termination, all of which shall be delivered to WTV in Poland upon payment (including the ownership thereof), title to the Decoder Systems and all related materials and components specified in this 18.4(a) shall pass WTV on payment in accordance with this Article; and

      (b) the total price for all services which have been performed by PPS pursuant to and in compliance with this Agreement prior to the date of termination; and

      (c) except in case of termination due to Force Majeure, [***] ([***]) percent of the value of the Decoders (i.e. the Agreed Amount for Decoders only minus amount of units that have been paid for) with respect to the uncompleted portion of the Agreed Amount as liquidated damages and not as a penalty.

      PBE and PPS agree to use reasonable commercial endeavours to minimise costs and expenses payable by WTV in accordance with this Article.

18.5  Dealer and Manufacturer continuity

      In case of termination by WTV on the basis of Articles 2.10, 18.2 or 18.3 or 20.1:

      (a) WTV has the right to, all at its sole discretion, negotiate directly with PPS' Dealers for continuation of the distribution by Dealers of reception and de-encryption equipment for use with the Network Service; and/or

      (b) PBE agrees to cooperate with WTV and any third party manufacturer set out in Schedule 20.3 in licensing on standard, non discriminatory terms and conditions the Software to such third party for manufacture of reception and de-encryption equipment and smart cards with the Software.

                 [*** CONFIDENTIAL TREATMENT REQUESTED; OMITTED
                 PORTIONS FILED SEPARATELY WITH THE SECURITIES
                 AND EXCHANGE COMMISSION]

                                                                    CONFIDENTIAL
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                                     - 40 -


                                   Article 19

                          Intellectual Property Rights

19.1 PBE shall defend at its own cost and expense any suit, claim or proceeding brought by any third party against WTV and its Affiliates and their respective directors and employees (hereinafter also referred to as "Indemnified Party") in so far as such suit, claim or proceeding is based on a claim that the Decoder Systems and/or Software or any part thereof directly infringes any Intellectual Property Rights of such third party, provided

      (a) that the Indemnified Party shall notify PBE without undue delay of any claim which would fall within the scope of this Article 19.1 and provide PBE with all information which it may have or receive in relation to such claim; and

      (b) that the Indemnified Party turn over to PBE sole and exclusive control of defending or settling the claim (but PBE shall keep the Indemnified Party regularly informed of all developments in relation to such claim); and

      (c) that the Indemnified Party fully cooperate with PBE in relation to the defence or settlement of the claim (and PBE shall reimburse the Indemnified Party all its reasonable out of pocket expenses).

      For these purposes, Intellectual Property Rights shall mean any and all copyrights, trade marks, service marks, patents, design rights, mask works, know-how, trade secrets and rights of use and all other rights of a similar or related nature which may now or at any time subsist in any and all parts of the world including all renewals, revisions or extensions.

19.2 In the event that in any such suit or proceeding the Decoder Systems and/or Software or any part thereof ("the Infringing Decoder Systems/Software") is held in a final judgement to constitute a direct infringement of any third party's Intellectual Property Rights and/or the use of any Infringing Decoder Systems/Software is enjoined by a court of competent jurisdiction, PBE shall indemnify WTV for all its direct damages and out-of-pocket expenses and shall also at PBE's option and expense and with the result that as little disruption as is reasonably practicable is caused to the Indemnified Party's business, either:

      (a) procure for the Indemnified Party the right to continue using such Infringing Decoder Systems/Software; or

      (b) replace such Infringing Decoder Systems/Software with a non-infringing product which performs substantially the same functions and meets the Specification; or

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                                     - 41 -


      (c) modify such Infringing Decoder Systems/Software to become non-infringing, provided always that it performs substantially the same functions and meets the Specification;

      PROVIDED ALWAYS that in case of a claim, suit or proceeding based on the fact that Decoder Systems and/or Software either indirectly infringes any third party's Intellectual Property Rights or contributes to such infringement, PBE' liability to WTV shall be apportioned on the basis of the extent to which the Decoder Systems and/or Software contributes to such infringement.

19.3 If none of the alternatives in Article 19.2 is commercially available, PBE shall at WTV'S option, either refund the Book Value of the Decoder Systems or the Indemnified Party and PBE shall have good faith discussions with the aim of arriving at a mutually acceptable solution provided that PBE shall have the responsibility of paying, obtaining and effecting such solution. "Book Value" for these purposes are defined as the larger of (a) 20% of the total cost per Decoder System incurred by WTV (covering the Contract Price, PPS', Dealer's and Installer's commissions and import duties), or (b) actual depreciated value (net book value) of the Decoder Systems in the records of WTV (linear depreciation over four years).

19.4 PBE shall not be obliged to indemnify and shall not be liable for infringement of any third party's Intellectual Property Rights:

      (a) which are not infringed by the Decoder Systems and/or Software supplied hereunder or any part thereof; and/or

      (b) are infringed by the combination of the Decoder Systems supplied hereunder with any other product not supplied by PBE; and/or

      (c) covering the MPEG2 and DVB standards currently being finalised by the respective international standardisation committees as established for that purpose (except that PBE warrants to be licensed and pay for any ensuing royalties to the MPEG LA, LLC/MPEG2 patent portfolio covering at present 33 essential patents); and/or

      (d) covering the use of the Decoder Systems and/or Software supplied hereunder for which (amount of) use such third party requires the payment of royalties based on any factor other than an industry common percentage of the Decoder Systems and/or Software Price charged by PBE or for which use such third party refuses to grant a license to PBE. PBE warrants and undertakes that to the best of its knowledge as at the date of this Agreement:

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                                     - 42 -


      (i) no third party has claimed that it is entitled to payment of royalties based on any other factor other than a percentage of the Decoder Systems and/or Software Price; and

      (ii) it has done nothing to cause its relevant rights, assignments, transfers, licenses or other dealings to be terminated, suspended, revoked or cancelled.

      If a third party makes any claim that it is entitled to payment of royalties based on any other factor other than a percentage of the Decoder Systems and/or Software Price and/or refuses to grant PBE a license of the intellectual property to which the claim relates after the date of this Agreement, WTV agrees to pay the royalty fees to the third party provided that:

      (a) PBE agrees to take all reasonable and customary actions to resist any such claims brought by any third party, at its own cost and PBE agrees to keep WTV fully informed on the progress of its claim;

      (b) if PBE is not taking all such actions to resist such third party claims, WTV shall have the right to take such action as it seems appropriate at PBE cost and if necessary in PBE's name to resist such claims and PBE agrees to cooperate fully with WTV in this regard.

19.5 The indemnities and obligations of PBE in this Article 19 shall not apply to any claim, suit or proceeding based on an alleged infringement of any third party's Intellectual Property Rights pertaining only to off-the-shelf, finished products of another third party supplied to WTV by PBE as part of the Decoder Systems and/or Software. However, PBE shall wherever possible and otherwise does undertake to make all reasonable endeavours to transfer or assign to WTV any indemnity rights PBE may have received from such third party supplier. In case PBE is unable to assign or transfer such rights, such products shall be treated as any other PBE product under Article 19 (except this 19.5) PBE warrants that to the best of its knowledge there has not been and there is no claim, suit or proceeding of infringement of any third party's Intellectual Property Rights relating to Decoders and Smart Cards.

19.6 Furthermore, PBE shall not be obliged to defend against and shall not be liable for infringement of any third party's Intellectual Property Rights arising from compliance with WTV's written technical design drawings, if any. The parties acknowledge that the Specification does not contain any WTV technical design drawings. WTV shall indemnify PBE against any award of damages or costs for such infringement and shall reimburse all reasonable costs incurred by PBE in defending any suit or proceeding for such infringement, provided that PBE gives WTV prompt notice in writing of any such suit or proceeding for infringement and provides WTV with information which it may have or receive in relation to such infringement. WTV shall

                                                                    CONFIDENTIAL
      have full authority to solely and exclusively conduct the defence and settlement thereof and PBE agrees to give WTV full assistance and cooperation in said defence.

19.7 PBEs liability under this Article shall under no circumstances exceed a maximum amount equal to the value of the Decoder Systems and/or Software purchased by WTV pursuant to this Agreement and furthermore Articles 19.1 to 19.6 inclusive shall not apply to any claims of which notice has not been received by the relevant party within the period of five (5) years from delivery of a Decoder that meets the Specification.

19.8 THE FOREGOING STATES THE ENTIRE LIABILITY OF PBE IN CONNECTION WITH THE INFRINGEMENT OF THIRD PARTY'S INTELLECTUAL PROPERTY RIGHTS BY THE DECODER SYSTEMS AND/OR SOFTWARE SUPPLIED BY PBE HEREUNDER AND EXCEPT AS STATED HEREABOVE, PBE SHALL NOT BE LIABLE FOR ANY OTHER LOSS OR DAMAGE OF ANY KIND WHATSOEVER, INCLUDING ANY INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL LOSS OR DAMAGES, SUFFERED OR INCURRED BY THE INDEMNIFIED PARTY OR ITS CUSTOMERS IN CONNECTION WITH THE INFRINGEMENT OF ANY THIRD PARTY'S INTELLECTUAL PROPERTY RIGHTS.

                                   Article 20
                                  Force Majeure

20.1 Definition

      For the purpose of this Agreement Force Majeure shall mean any circumstances or occurrences beyond a party's reasonable control, including but not limited to acts of God, fires, floods, epidemics, wars, insurrection, strikes involving a third party, satellite or satellite transponder failure and/or degradation (and if no reasonably practicable alternative is available), and governmental laws, rules and regulations.

20.2 Notice

      If the performance of this Agreement is prevented or delayed by reason of Force Majeure, the party whose performance is prevented or delayed shall give prompt written notice to the other parties of the event and the likely duration of the delay and shall be excused from performance to the extent delayed or prevented by Force Majeure without being liable for any damages resulting therefrom, provided that the party whose performance is prevented or delayed shall take reasonable steps to avoid or remove such causes of non-performance and shall continue performance whenever and to the extent such causes are removed. In the event a party's performance suffers from Force Majeure, WTV's payment obligation hereunder shall be suspended for the period of time that performance is affected.

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                                     - 44 -


20.3 Right of termination

      However, if it can be reasonably expected that the performance shall be interrupted for more than 3 (three) months due to Force Majeure, the party receiving notice under Article 20.2 shall have the right to terminate, by written notice to the other parties, any portion of this Agreement covering the delayed performance and the obligations and liabilities of all parties with respect to such portion of the agreement shall thereupon lapse and terminate. In the event of termination as a result of Force Majeure, PBE shall and does hereby grant to WTV a non-exclusive license without the right to grant sublicenses under all PBE's Intellectual Property Rights in the Software including CryptoWorks to the extent necessary to ensure that WTV is able to acquire and use software and products compatible with Decoder Systems purchased from PBE. PBE shall cooperate fully with WTV. In case WTV is not capable of using such licenses itself but wishes a third party to exercise the rights under such licenses for the internal benefit of WTV, WTV may assign its rights to a third party subcontractor provided it has the prior written consent of PBE which will not be unreasonably withheld; to this end, Schedule 20.3 contains a list of third parties acceptable to PBE, which list may be amended from time to time by PBE by giving 30 days written notice provided that there is at least one alternative supplier on the list. For the avoidance of doubt, any Software sublicenses granted by WTV in the sale or rental of Decoder to Customers shall remain in full force and effect.

                                   Article 21

                               Project Management

21.1 The Authorised Representatives shall meet at least every fortnight for the first year of the Term or as otherwise agreed. The parties may meet by teleconferencing if necessary. At the end of the first year of the Term the parties may agree to meet on a less frequent basis.

21.2 During the first year of the Term PPS and PBE shall provide a written report to WTV's Authorised Representative each fortnight, or as otherwise agreed, setting out details relating to manufacture, delivery, sale, marketing, installation and support of Decoder Systems. At the end of the first year of the Term, WTV may elect to receive the written report less frequently. The report will be in a format agreed between the parties.

21.3  Each party shall bear its own costs of complying with this article.

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                                     - 45 -

                                   Article 22

                                 Confidentiality

22.1 Confidential Information

      Each party to this Agreement agrees that this Agreement and any information or data fixed in a tangible medium and furnished by one party to the other party and conspicuously marked as the confidential or proprietary information of the disclosing party (hereinafter referred to collectively as "Confidential Information"), shall not be disclosed to anyone other than those employees, shareholders, auditors and other professional advisors of such party who need to use such Confidential Information for the purposes of this Agreement and who have agreed to hold such Confidential Information in trust and confidence.

      PPS shall procure that the Dealers and Installers keep any information they are given or they obtain on Customers and WTV confidential and that they do not disclose that information to any third party. PPS shall ensure and procure that there are appropriate restrictions in the agreements between the Dealers and PPS and the Dealers and the Installers to protect confidential and proprietary information of WTV, PPS and PBE.

22.2 Exceptions

      Notwithstanding the provisions of Article 22.1 a party receiving Confidential Information may disclose such information:

      (a) pursuant to any law, rule or regulation including applicable stock exchanges or an order or judgement of any court or governmental body, provided that the disclosing party shall give notice of such order or judgement to the other party prior to making such disclosure and shall use reasonable efforts to obtain a protective order or, in case such is not possible, confidential treatment, covering the Confidential Information; or

      (b) which is or becomes generally available to the public through any means other than a breach by the disclosing party of its obligations under this Agreement; or

      (c) which is disclosed to the receiving party without an obligation of confidentiality by a third party who has the right to make such disclosure; or

      (d) which is developed independently by the receiving party without use of or benefit from the Confidential Information; or

      (e) which was in the possession of the receiving party without obligations of confidentiality prior to receipt under this Agreement.

                                                                    CONFIDENTIAL

22.3 Surviving obligation

      The provisions of this Article shall retro-actively be in full force and effect from March 10, 1997 and shall remain in full force and effect during the term of this Agreement and three (3) years thereafter.

                                   Article 23
                                     Notices

23.1 Notices and communications under this Agreement shall be given in writing and may be delivered to the relevant party or sent by registered air mail or facsimile (with a regular mail confirmation copy) to the addresses of that party or that party's facsimile number specified in Article 23.2.


23.2  Notices between the parties hereto will be addressed as follows:

            If to WTV:
            Wizja TV Sp z o.o.
            Ostrobramska 75,
            (Promenada) 04-175,
            Warsaw, Poland
            Attention: Finance Director
            Tel: 00 48 22 611 3400 / 00 48 22 608 9822
            Fax: 00 48 22 611 3401 / 00 48 22 668 7200

            with a copy to:
            At Entertainment Limited
            Maidstone Studios,
            Vinters Park, Maidstone, Kent, UK
            Attention: Director of Engineering & Distribution
            Tel +44 1622 684516
            Fax +44 1622 684427

            If to PBE:
            Philips Business Electronics B.V.
            business unit Digital Video Systems, Digital Receivers
            Building OAN
            P.O. Box 80002
            5600 JB Eindhoven
            The Netherlands
            Attn- General Manager
            Tel + 31 40-2734928
            Fax + 31 40-2738007

                                                                    CONFIDENTIAL

            If to PPS:
            Philips Polska Sp z o.o.
            Consumer Electronics Division
            Attn: General Manager (George Zduleczny) ul. Marszalkowska 45-49
            00-648 Warszawa, Poland

            or to such other addresses and/or persons as the pertaining party will have previously notified to the other party.

                                   Article 24
                                Law and Disputes

24.1 This Agreement shall be governed, and construed in all respects in accordance with the laws of the Netherlands without regard to the principles of conflicts of law, and without regard to the United Nations Convention on the International Sale of Goods.

      If a dispute arises between the parties in connection with this Agreement, a party may give a notice of dispute ("Dispute Notice") to the other parties. Within 14 days of receipt of the Dispute Notice, the Authorised Representatives shall meet and try to resolve the dispute. If the dispute cannot be resolved by the Authorised Representatives, the dispute shall be escalated to the parties' Chief Executives for resolution within 14 days of the Authorised Representatives' last meeting. The parties may meet by teleconferencing if necessary.

      All disputes arising in connection with this Agreement, which disputes have not been settled by mutual or amicable agreement, shall be finally settled by arbitration (i) administered by the International Chamber of Commerce and (ii) under the Rules of Conciliation and Arbitration of the International Chamber of Commerce in effect on the date of signature of this Agreement (the "ICC Rules"). The number of arbitrators shall be three
      (3) and the arbitrators shall be appointed exclusively in accordance with the ICC Rules and this Agreement. The arbitrators, one to be nominated by PBE and PPS on the one hand, and the other to be nominated by WTV on the other in accordance with Articles 2(4), 3 and 4(1) of the ICC Rules shall agree on a third arbitrator, who shall serve as chairman of the arbitral tribunal, within twenty (20) days after confirmation of the second party-appointed arbitrator by the ICC International Court of Arbitration (the "ICC Court"), failing which the third arbitrator shall be appointed by the ICC Court. The place of arbitration shall be Amsterdam, the Netherlands and the arbitrators shall be fluent in English (which is the language in which the arbitration is to be conducted).

                                                                    CONFIDENTIAL

      Any award of the arbitral tribunal shall be final and binding on the Parties and judgement thereon may be entered in any court of competent jurisdiction, and application may be made to any competent jurisdiction for judicial recognition of the award and an order of enforcement. The Parties hereby waive any right to appeal from any award insofar as such waiver can validly be made. Arbitration hereunder shall be the exclusive method for resolving the disputes covered hereby, and no Party to this Agreement shall commence any action or proceeding in any court with respect to any such dispute except (i) to enforce the obligation to arbitrate hereunder; (ii) to obtain provisional judicial assistance (including injunctions or other provisional remedies) in aid of arbitration hereunder; or (iii) to enforce an arbitral award made in accordance herewith.

                                   Article 25
                                  Miscellaneous

25.1 Amendments

      This Agreement may be amended only by an instrument in writing signed by both parties.

25.2 Trademarks and Tradenames

      Neither party shall use or make reference to the other party's trademarks or tradenames in its marketing or sales literature or in any other way other than in accordance with the terms and conditions agreed herein.

25.3 No waiver

      The failure of any party to enforce or assert reliance upon, at any time or for any period of time, any of the provisions of this Agreement shall not be construed as a waiver of such party's rights under such provisions, or the right of such party thereafter to enforce each and every provision of this Agreement.

25.4 Assignment and delegated performance

      No party hereto shall assign any of its rights under this Agreement to any third party without the prior written consent of the other parties. However, no consent is required for an assignment or transfer in whole or in part by any party to any of its Affiliates, provided that the initial party warrants the correct performance of all obligations hereunder. Such party shall notify the others of such assignment or transfer in writing. Furthermore, PBE shall be entitled to delegate, subcontract or assign its obligations under this Agreement to any third party, provided it remains fully bound by and liable for the correct execution of its obligations and the performance requirements imposed on that third party are at least as comprehensive as the performance required of the initial party under this agreement.

                                                                    CONFIDENTIAL

25.5 Survival

      All terms and conditions of this Agreement which are destined (whether expressed or not) to survive the expiration or termination of this Agreement shall so survive.

25.6 Publicity

      All media releases by a party hereto in the context of this Agreement shall be coordinated with and approved in writing by the others prior to the release thereof.

25.7 Export Control

      WTV acknowledges that the Decoder Systems and/or documentation to be supplied may be subject to United States or any specific local export regulations and WTV acknowledges that it is familiar or agrees to become familiar with such regulations. WTV furthermore agrees that it will not deal with the Decoder Systems and/or documentation in violation of such regulations, more specifically will not (re)export or otherwise dispose of same without the applicable prior written authorisation of the national or US authorities respectively, WTV certifies that it will not export (any part of) the Decoder Systems without the prior written authorisation from the appropriate authorities in Poland or their successors.

25.8 Inconsistencies

      In case of inconsistencies between the Agreement and its annexes, exhibits and other documents explicitly referred to herein, the order of precedence will be (provided all such documentation was signed or initialled by authorised officers of each party): (i) this Agreement and any amendments;
      (ii) the Schedules, (iii) other documents.

25.9 Relation between the parties and costs

      Nothing in this Agreement shall be deemed to create any joint venture, partnership or principal and agent relationship between PBE, PPS and WTV and neither WTV on the one hand and PPS and PBE on the other shall hold themselves out in their advertising or otherwise in any manner which would indicate or imply any such relationship with the other.

      Save as expressly otherwise provided in this Agreement each of the parties shall bear its own legal and other costs, charges and expenses connected with the negotiation, preparation and implementation of this Agreement and any other agreement incidental to or referred to in this Agreement.

25.10 Validity

      If any provision of this Agreement is found or held to he invalid or unenforceable, the validity of all other provisions hereof shall not be attached thereby and the parties agree to meet and review the matter and if any valid and enforceable means is reasonably available to achieve the same commercial objective as the invalid or

                                                                    CONFIDENTIAL
      unenforceable provision, to adopt such means by way of variation of this Agreement however if any invalid term is incapable of amendment to render it valid, the parties agree to negotiate in good faith an amendment to remove the invalidity or unenforceability.

25.11 Limitation of Liability

      EXCEPT AS EXPRESSLY PROVIDED HEREIN, NEITHER PARTY SHALL BE LIABLE TO THE OTHER OR ITS AGENTS, DISTRIBUTORS AND CUSTOMERS FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, WHETHER GROUNDED IN TORT, STRICT LIABILITY OR CONTRACT, AND UNDER NO CIRCUMSTANCES SHALL EITHER PARTY'S LIABILITY TO THE OTHER PARTY EXCEED THE OBLIGATIONS DESCRIBED HEREIN.

      The parties hereto agree that the disclaimers and limitations of liability set forth herein apply regardless of whether WTV will actually accept the Decoder Systems.

      The Parties acknowledge that PBE and PPS has set its prices and entered into this Agreement in reliance upon the rights, explicit remedies, disclaimers and limitations of liability set forth herein, and that same reflect an allocation of risk between the Parties (including the risk that a contract remedy may fail for its essential purpose and cause consequential loss) and that same form an essential basis of the bargain between the Parties.

25.12 Mutual warranties

      Each party warrants to the others that it has all necessary power and authority under its constitution to execute, deliver, and complete this Agreement and this Agreement has been approved by its respective directors or authorised officers; it has all necessary permissions, consents and permits required to perform its obligations in this Agreement and will do nothing to impair, derogate from or cause these permissions, consents and permits to be suspended or revoked.

25.13 Entire Agreement

      This Agreement sets out the entire understanding between the parties relating to the subject matter of this Agreement and supersedes and extinguishes any prior representations, undertakings and arrangements relating to the same. The parties however acknowledge and agree that the SEC Confidentiality Arrangement dated July 24, 1997 remains in full force and effect relating to any disclosure of Confidential Information to the SEC or any other stock exchange.

                                                                    CONFIDENTIAL

25.14 English Language Version

      If this Agreement is translated into Polish or Dutch, the English language version of this Agreement prevails.

IN WITNESS WHEREOF this Agreement has been signed by each party in triplicate in a manner duly binding upon them.

For Wizja TV Sp z o.o.


/s/ [ILLEGIBLE]                       /s/ [ILLEGIBLE]
----------------------                ----------------------
Name: [ILLEGIBLE]                     Name: [ILLEGIBLE]
Position: Director                    Position: Director

For Philips Business Electronics BV   For Philips Polska Sp z o.o.



/s/ [ILLEGIBLE]                       /s/ [ILLEGIBLE]
----------------------                ----------------------
Name: [ILLEGIBLE]                     Name: [ILLEGIBLE]
Position: [ILLEGIBLE]                 Position: [ILLEGIBLE]

                                                                    CONFIDENTIAL

                                    SCHEDULES
                                    ---------


      Schedule 1H          Specification of the Decoder
                           [***]

      Schedule 1H(A)       Specification for ODU
                           [***]

      Schedule 1I          Delivery and Milestone Plan


      Schedule 2.8         Payment Schedule
                           [***]

      Schedule 2.9A        Software Warranty


      Schedule 2.9B        Repair and replacement procedure


      Schedule 2.12        CryptoWorks Security Programme
                           [***]

      Schedule 3.2         Test Plan
                           [***]

      Schedule 3.4         Engineering Change Procedure


      Schedule 5.1         Logistics/Distribution services


      Schedule 5.3A        PBE's Guarantee


      Schedule 5.3B        WTV's Guarantee


      Schedule 8.6         Dealer Criteria


      Schedule 11          Installation Specification


      Schedule 14.1        WTV Trademarks


      Schedule 15.1        Philips Trademarks


      Schedule 20.3        List of Third Party Subcontractors/Sublicencees
                           [***]


                 [*** CONFIDENTIAL TREATMENT REQUESTED; OMITTED
                 PORTIONS FILED SEPARATELY WITH THE SECURITIES
                 AND EXCHANGE COMMISSION]

                                                                    CONFIDENTIAL

                                                                  [LOGO] PHILIPS

[LOGO]                                                     Digital Video Systems
--------------------------------------------------------------------------------

                                                                     Version 3.6
                                                                   March 9, 1998
                                                                   Status: final
                                                      Filename: Wizja-CRS3.6.doc


                                    G+4 Wizja

                           Digital Satellite Receiver

                             PRODUCT SPECIFICATIONS

[***]

                 [*** CONFIDENTIAL TREATMENT REQUESTED FOR
                 REMAINING 32 PAGES OF THIS SCHEDULE; OMITTED
                 PORTIONS FILED SEPARATELY WITH THE SECURITIES
                 AND EXCHANGE COMMISSION]

[PHILIPS LOGO]                                                           PHILIPS

--------------------------------------------------------------------------------
Philips Business Electronics
--------------------------------------------------------------------------------

PREPARED By:                      60 CM OUTDOOR         SPEC NO: POL 0004

S AL FAKIR                            UNIT
                                       for
-----------------------                               --------------------------

For further information           Direct To Home        DATE OF ISSUE:
contact:

Philips Digital Video          Ku Band Reception        9-Mar-98
Systems

51, rue Carnot
92156 Suresnes
FRANCE
-----------------------                               --------------------------

Tel: 33 1 47 28 67 61             SPECIFICATION         PAGES:
Fax: 33 1 47 28 63 40          MODEL NO: DSD665/91      8 + Appendix B
email: alfakir@ditv-
philips.fr
--------------------------------------------------------------------------------


CUSTOMERS APPROVAL

DATE 980310                                 PRESENTED

BY /s/ [Illegible]                          BY
   -----------------                           -----------------

                                            SAMI AL FAKIR

                                            PRODUCT MANAGER

This document contains information which is proprietary and confidential to Philips Business Electronics B.V. and is intended for the specific use of the recipient for the express purpose of Satellite antennas. This document is provided with the expressed understanding that the recipient will not divulge its content to other parties or otherwise misappropriate the information contained herein.
--------------------------------------------------------------------------------

Philips Business Electronics


1.    Introduction

This document specifies the PHILIPS Outdoor Unit (ODU) for Direct To Home (DTH) reception of a digital signal broadcast by satellite.

The ODU consists of an offset reflector, a universal Low Noise Block down-converter with integrated feedhorn (LNBF) and a mounting bracket.

The ODU is pointed at the appropriate satellite, to receive a Ku-band signal. The LNBF converts this signal down to the Intermediate Frequency (IF) band by mixing it with one of two local oscillator frequencies.

The LNBF is fed via the same coaxial cable that is used to carry the IF band output signal to the consumer's Digital Satellite Receiver (DSR).


--------------------------------------------------------------------------------
                                    09/03/98                                   2

                              STRICTLY CONFIDENTIAL
         All proprietary rights reserved by Philips Business Electronics

Philips Business Electronics

2.    Assumptions

This specification is based on the link budget performed by the customer Wizja TV and the satellite operator Astra. This link budget analysis has shown that the minimum size requirement for a Quasi Error Free (QEF)* reception quality of the Wizja TV bouquet, broadcasted from the Astra Platform on 19.2(degrees) East.

Following tests, PBE acknowledges that the specification for the ODU may cause a [***] rate of unavailability for the Network Service in parts of [***]. As the rate of unavailability can only be determined over time, the parties agree that WTV will monitor calls and complaints, if any, from Customers and Dealers in relation to unavailability of the Network Service. If the analysis of those calls and complaints indicates a [***] rate of unavailability in an area due to the specification of the ODU, PBE agrees to:

(a) replace the ODUs in that area at its cost with an ODU that will ensure an availability rate of the Network Service consistent with [***];

(b) reimburse WTV for any reasonable out of pocket expenses it incurs as a result of the calls or complaints, if any, and the swap out of ODUs.


* The definition of Quasi Error Free (QEF) reception is DVB specified.


--------------------------------------------------------------------------------
                                    09/03/98                                   3

                              STRICTLY CONFIDENTIAL
         All proprietary rights reserved by Philips Business Electronics

                 [*** CONFIDENTIAL TREATMENT REQUESTED; OMITTED
                 PORTIONS FILED SEPARATELY WITH THE SECURITIES
                 AND EXCHANGE COMMISSION]

Philips Business Electronics

3.    General Description

The ODU has been designed for digital DTH reception, to provide

o a high quality reception of the digital bouquet by satellite, when it is associated with the G+4 Wizja TV Digital Satellite Receiver.

o a quick and easy installation, ensured by a high level of premounting and fewest possible number of screws.

o high stability and durability under weather conditions of Central and Northern Europe.

It is delivered in a single package consisting of:

o the offset reflector, its back structure, the azimuth elevation holder, the U clamp and the mast clamp.

o the Low Noise Block-down-convertor with integrated Feed-horn, LNBF, premounted on the antenna feed-arm.

o     the wall mounting bracket.

o     an instruction manual.

No spare parts and no separate screw bag.

The feed-arm is clicked into the reflector. The elevation is adjusted with one bolt and two other bolts are tightened to finalize the mounting of the antenna on the mast.

An easy to read and durable scale setting facilitates the elevation adjustment to the required satellite. The instruction manual describes step by step the installation process, helping the installer achieve the best installation settings.

The ODU is made of pre-galvanised steel, with powder coating for the reflector and a UV resistant plastic for the feed-arm and the back structure. All parts are treated and powder coated to prevent corrosion. For protection, the coaxial cable is fed through the arm. The special plastic F connector protector is adjusted over the connection between the coaxial cable and the F connector of the LNBF to ensure total waterproofness.

With its finishing in middle-grey colour, the ODU blends in well with the environment. The WIZJA TV and PHILIPS logos appear on the reflector.


--------------------------------------------------------------------------------
                                    09/03/98                                   4

                              STRICTLY CONFIDENTIAL
         All proprietary rights reserved by Philips Business Electronics

Philips Business Electronics

4.    Performance specification

4.1   Electrical characteristics

--------------------------------------------------------------------------------
       No             Item                   Unit         Specification
--------------------------------------------------------------------------------

     4.1.1       Offset Antenna
--------------------------------------------------------------------------------
                 Effective Diameter           mm             530x610
--------------------------------------------------------------------------------
                 Input frequencies         GHz from       10.7 to 12.75
--------------------------------------------------------------------------------
                 Polarization                          horizontal and vertical
--------------------------------------------------------------------------------
                 Gain*:
--------------------------------------------------------------------------------
                 11.7                        dBi               34.5
--------------------------------------------------------------------------------
                 12.5                        dBi               35.0
--------------------------------------------------------------------------------
                 half power Beamwidth        deg.              3.0
                 @ 11.7 GHz
--------------------------------------------------------------------------------
                 on axis Cross Polar          dB               > 30
                 discrimination
--------------------------------------------------------------------------------
     4.1.2       LNBF                   values @ 25
                                        (degrees)C
--------------------------------------------------------------------------------
                 Output frequencies          MHz       Low Band 950 - 1950
--------------------------------------------------------------------------------
                                                       High Band 1100-2150
--------------------------------------------------------------------------------
                 Output component                          F-type female
                                                            connector
                                                      (with water-proof cap)
--------------------------------------------------------------------------------
                 nominal output              Ohm                75
                 impedance
--------------------------------------------------------------------------------
                 Noise figure                 dB             0.9 typ
                 low band @ 25 deg                           1.5 max
                 high band @ 25 deg                          1.3 max
--------------------------------------------------------------------------------
                 Phase noise                dBc/Hz     -50 @ 1KHz offset
                                                       -75 @ 10KHz offset
                                                       -100 @ 100 KHz offset
--------------------------------------------------------------------------------
                 conversion gain              dB             48 - 60
--------------------------------------------------------------------------------
                 Gain variation              dBpp          7.0 Low band
                                                           7.0 High band
                                                      1.0 within any 26 Mhz
                                                              segment
--------------------------------------------------------------------------------
                 Polarization control
                 voltage:
--------------------------------------------------------------------------------
                 vertical selection           V               9 - 14
--------------------------------------------------------------------------------
                 horizontal selection         V              16 - 20
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                    09/03/98                                   5

                              STRICTLY CONFIDENTIAL
         All proprietary rights reserved by Philips Business Electronics

Philips Business Electronics

--------------------------------------------------------------------------------
                 Band selection:      22 +/- 4 kHz tone
--------------------------------------------------------------------------------
       No             Item                   Unit         Specification
--------------------------------------------------------------------------------
                 Low band                   mV pp             0 - 200
--------------------------------------------------------------------------------
                 High band                                  400 - 800
--------------------------------------------------------------------------------
                 Current consumption          mA              180 max
--------------------------------------------------------------------------------

* accuracy of the gain measurement is +/- 0.3 dB


--------------------------------------------------------------------------------
                                    09/03/98                                   6

                              STRICTLY CONFIDENTIAL
         All proprietary rights reserved by Philips Business Electronics

Philips Business Electronics

4.2   Mechanical and environmental characteristics


--------------------------------------------------------------------------------
            Item                      Unit              Specification
--------------------------------------------------------------------------------
OFU offset angle                      deg.                   Tbc
--------------------------------------------------------------------------------
f/D                                                          0.55
--------------------------------------------------------------------------------
ODU mounting options:
--------------------------------------------------------------------------------
            Pole mount                                        yes
--------------------------------------------------------------------------------
      pole mounting range *            mm                   32 - 50
--------------------------------------------------------------------------------
            wall mount                                       yes
--------------------------------------------------------------------------------
Elevation adjustable **               deg.                 15 - 50
--------------------------------------------------------------------------------
Azimuth adjustable                    deg.                -180 - +180
--------------------------------------------------------------------------------
Polarisation offset                   deg.                 -45 - +45
adjustable from
--------------------------------------------------------------------------------
Temperature range                  (degrees)C              -40 - +60
--------------------------------------------------------------------------------
Operational wind-speed***            km/hr                    72
--------------------------------------------------------------------------------
Survival wind-speed***               km/hr                   144
--------------------------------------------------------------------------------
Destructive wind speed***            km/hr                   216
--------------------------------------------------------------------------------
Weight of package                      kg                    tbf
--------------------------------------------------------------------------------
Number of product per                                        tbf
pallet
--------------------------------------------------------------------------------

* The ODU can be mounted on an existing pole. In that case, the verticality of the pole is necessary in order to apply the azimuth, elevation and polarization offset values mentioned in the instruction manual of the ODU. The pole on which the ODU can be installed, must have a diameter in the range 32 to 50 mm.

** The elevation is adjusted by using the elevation scale marked on the back structure.

*** The ODU is compliant with Euronorm IEC61114-2 for mechanical and environmental testing.


--------------------------------------------------------------------------------
                                    09/03/98                                   7

                              STRICTLY CONFIDENTIAL
         All proprietary rights reserved by Philips Business Electronics

Philips Business Electronics

5.    Finishing and Labels:

The reflector, feed-arm and LNBF rain cover are finished in middle-grey colour. This finishing is used for aesthetic purposes as well as protection of the reflector against aging.

The brackets are made of black pre-galvanised steel.

The ODU is durably marked with the WIZJA TV and PHILIPS logos.

6.    Lightning protection

A Ground symbol is clearly marked on the wall mount, indicating where to attach a ground wire to the dish. This is also a requirement of the Euronorm IEC61114-2.

7.    Components List

The ODU consists of different components which are pre-assembled together in only three parts, to ensure easy installation.

A detailed description of the components is given in Appendix B.

8.    Packaging

One package contains all components of the ODU.

The PHILIPS logo, as well as logistics information and type numbers, appear in black printing on the packaging.


--------------------------------------------------------------------------------
                                    09/03/98                                   8

                              STRICTLY CONFIDENTIAL
         All proprietary rights reserved by Philips Business Electronics

--------------------------------------------------------------------------------
Commercial Specification                                WIZJA-TV
--------------------------------------------------------------------------------
Digital Satellite Antenna                              DSD665/91
--------------------------------------------------------------------------------
Diameter
--------------------------------------------------------------------------------
last date of issue                                      07/02/98
--------------------------------------------------------------------------------
Part number                                            DSD665/91
--------------------------------------------------------------------------------
[Illegible]
--------------------------------------------------------------------------------
1.  reflector + back structure + AZ/EL holder +
    mast clamp                                                 yes
--------------------------------------------------------------------------------
2.  arm + LNB + F connector protector premounted               yes
--------------------------------------------------------------------------------
3.  wall mount premounted                                      yes
--------------------------------------------------------------------------------
4.  Separate accessories
--------------------------------------------------------------------------------
                              F connector protector          on LNB
--------------------------------------------------------------------------------
5. IFU                                                 yes 10 pages A5 max
--------------------------------------------------------------------------------
Material
--------------------------------------------------------------------------------
                   Reflector                           pre galvanised steel
--------------------------------------------------------------------------------
                      arm                                     PP+3O%FG
--------------------------------------------------------------------------------
                 back structure                               PP+3O%FG
--------------------------------------------------------------------------------
                   wall mount                          pre galvanised steel
--------------------------------------------------------------------------------
                   Az/EI holder                        pre galvanised steel
--------------------------------------------------------------------------------
                   LNB holder                                 PP+3O%FG
--------------------------------------------------------------------------------
                    U clamps                           pre galvanised steel
--------------------------------------------------------------------------------
              screws on reflector                       rivets, Aluminium
--------------------------------------------------------------------------------
Finishing
--------------------------------------------------------------------------------
                    Reflector                                 RAL7OO4
--------------------------------------------------------------------------------
                      arm                                     RAL7004
--------------------------------------------------------------------------------
                 back structure                                black
--------------------------------------------------------------------------------
                   Az/EI holder                        black pre-galva steel
--------------------------------------------------------------------------------
                   Mast clamp                          black pre-galva steel
--------------------------------------------------------------------------------
                    U clamp                            black pre-galva steel
--------------------------------------------------------------------------------
                    wallmount                          black pre-galva steel
--------------------------------------------------------------------------------
                    LNB holder                                RAL7OO4
--------------------------------------------------------------------------------
                       LNB                                    RAL7OO4
--------------------------------------------------------------------------------
Logo
--------------------------------------------------------------------------------
                    content                            WIZJA TV and PHILIPS,
--------------------------------------------------------------------------------
                     Color                                 Black and blue
--------------------------------------------------------------------------------
LNB type
--------------------------------------------------------------------------------
                    universal                                  yes
--------------------------------------------------------------------------------
                      other
--------------------------------------------------------------------------------
                    reference                              PHILIPS LSH16
--------------------------------------------------------------------------------
Package
--------------------------------------------------------------------------------
                      Print                                Brown & Black
--------------------------------------------------------------------------------
Labelling
--------------------------------------------------------------------------------
sticker on package:                                            yes
--------------------------------------------------------------------------------
label on back of reflector                                     yes
--------------------------------------------------------------------------------
label on LNB                                                   yes
--------------------------------------------------------------------------------
Shipping location                                          et works Italy
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
G+4 Wizja Poland DSR Project
--------------------------------------------------------------------------------
Wizja Project Production Schedule
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                            February     March             April              May              June
                                          --------------------------------------------------------------------------------------
 ID  Task Name           Duratio          5  6  7  8  9  10  11  12  13  14  15  16  17  18  19  20  21  22  23  24  25  26  27
--------------------------------------------------------------------------------------------------------------------------------
 53    DMT TESTS Phase Two         3      TESTS Phase Two
-------------------------------------
 54  Production Trajectory        75d
-------------------------------------
 55    Software Pre-Release 1      Od                 3/27/98 5:00 PM
-------------------------------------
 56    Ramp Up PCB's               2                                Ramp Up PCB's
-------------------------------------
 57    Ramp Up SETS Belt 1         3                                    Ramp Up SETS Belt 1
-------------------------------------
 58    Ramp Up SETS Belt 2         3                                          Ramp Up SETS Belt 2
-------------------------------------
 59    Shipment Wk16 (6900)        1                                                Shipment Wk16 (6900)
-------------------------------------
 60    Shipment Wkl7 (3500)        1                                                      Shipment Wkl7 (3500)
-------------------------------------
 61    Shipment Wk18 (4000)        1                                                            Shipment Wkl8 (4000)
-------------------------------------
 62    JTAG Belt 1 Week 1          2                  JTAG Belt 1 Week 1
-------------------------------------
 63    PMT tests                   5                        PMT tests
-------------------------------------
 64    Shipment Wkl9 (4000)        1                                Shipment Wkl9 (4000)
-------------------------------------
 65    Shipment Wk2O (4000)        1                                    Shipment Wk2O (4000)
-------------------------------------
 66    Shipment Wk21 (4000)        1                                          Shipment Wk2l (4000)
-------------------------------------
 67    Shipment Wk22 (10000)       1                                                Shipment Wk22 (10000)
-------------------------------------
 68    Shipment Wk23 (10000)       1                                                      Shipment Wk23 (10000)
-------------------------------------
 69    Shipment Wk24 (10000)       1                                                            Shipment Wk24 (10000)
-------------------------------------
 70    Shipment Wk25 (10000)       1                                                                  Shipment Wk25 (10000)
--------------------------------------------------------------------------------------------------------------------------------

Digital Video Systems                  Page 1                   February 4, 1998

Schedule 2.8. Price and Payments

Starting Point for calculations:    - All calculations are in US Dollars ($);
                                    - Payment term of "forecast" payments will be 30 days;
                                    - Payment term of "shipment" payments will be 60 days;
                                    - For the [***] the price is:  Set Top Box:     [***]
                                                                   Licenses:        [***]
                                                                   Smartcard:       [***] +
                                                                                    ------
                                                                                                  [***]

                                    - For the [***] the price is:  Set Top Box:     [***]
                                                                   Licenses:        [***]
                                                                   Smartcard:       [***] +
                                                                                    ------
                                                                                                  [***]

                                    - It is assumed that the exact forecasted quantities are produced. If this is not the case, then invoiced amounts and quantities will vary accordingly;
                                    - Service charges (distribution fees) are not taken into account.

                               -------------------------------------------------------------------------------------------
      Amounts in 000's of USD  dec 97  jan 98   feb 98   mar 98  apr 98  may 98    jun 98    jul 98    aug 98    sep 98
--------------------------------------------------------------------------------------------------------------------------
Forecast - Quantities           [***]   [***]    [***]    [***]  [***]   [***]     [***]     [***]     [***]     [***]
Forecast - Amounts ($ 000)      [***]   [***]    [***]    [***]  [***]   [***]     [***]     [***]     [***]     [***]
Invoice ($ 000)                 [***]   [***]    [***]    [***]  [***]   [***]     [***]     [***]     [***]     [***]
Payments ($ 000)                [***]   [***]    [***]    [***]  [***]   [***]     [***]     [***]     [***]     [***]
--------------------------------------------------------------------------------------------------------------------------

                               ---------------------------------------------------------------------------------------------------
      Amounts in 000's of USD  oct 98  nov 98   dec 98   jan 99  feb 99  mar 99    apr 99    may 99    jun 99    jul 99    TOTALS
----------------------------------------------------------------------------------------------------------------------------------
Forecast - Quantities          [***]   [***]    [***]    [***]   [***]   [***]     [***]     [***]      [***]     [***]   [***]
Forecast - Amounts ($ 000)     [***]   [***]    [***]    [***]   [***]   [***]     [***]     [***]      [***]     [***]   [***]
Invoice ($ 000)                [***]   [***]    [***]    [***]   [***]   [***]     [***]     [***]      [***]     [***]   [***]
Payments ($ 000)               [***]   [***]    [***]    [***]   [***]   [***]     [***]     [***]      [***]     [***]   [***]
----------------------------------------------------------------------------------------------------------------------------------



- The invoice of [***] in December 1997 is [***]% multiplied by forecasted amounts in January - April plus [***]% multiplied by production (sales value) in December
- The invoice of [***] in May 1998 is [***]% multiplied by forecasted amounts in June - September ([***]) plus [***]% multiplied by production (sales value) in May ([***]);
- In terms of payments, a 60 days term is allowed for shipped quantities. In June, the payment of [***] consists of [***]%
  multiplied by forecasted amounts in June - September ([***]) plus [***]% multiplied by shipped value in April ([***]).
- First payments are to be deducted from the $8,000,000, = up front payment made by At Entertainment Ltd. First payment will be
  $[***], = due in April.

ODU's

Starting Point for calculations:    - Payment term for all payments will be 30 days;
                                    - Invoicing will be on an N+2 forecast, invoice schedule [***];
                                    - From July 1998 onwards, it is assumed that ODU: STB = [***]. If this is not the case, then invoiced amounts and quantities will vary accordingly.
                                    - The price for the ODU is:   [***]

                                 -------------------------------------------------------------------------------------------------
      Amounts in 000's of USD    dec 97  jan 98  feb 98  mar 98  apr 98  may 98  jun 98  jul 98  aug 98  sep 98  oct 98   nov 98
----------------------------------------------------------------------------------------------------------------------------------
Forecast - Quantities            [***]  [***]     [***]  [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]    [***]
Forecast - Amounts ($ 000)       [***]  [***]     [***]  [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]    [***]
Invoice ($ 000)                  [***]  [***]     [***]  [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]    [***]
Payments ($ 000)                 [***]  [***]     [***]  [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]    [***]
----------------------------------------------------------------------------------------------------------------------------------

                                 ------------------------------------------------------------------------
      Amounts in 000's of USD    dec 98  jan 99  feb 99  mar 99  apr 99  may 99  jun 99  jul 99    TOTALS
---------------------------------------------------------------------------------------------------------
Forecast - Quantities            [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]     [***]
Forecast - Amounts ($ 000)       [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]     [***]
Invoice ($ 000)                  [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]     [***]
Payments ($ 000)                 [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]     [***]
---------------------------------------------------------------------------------------------------------

- The invoice of [***] in February 1997 is [***]% multiplied by forecasted amounts in March - April plus [***]% multiplied by production (sales value) in February
- The invoice of [***] in May 1998 is [***]% multiplied by forecasted amounts in July ([***]) plus [***]% multiplied by production
  (sales value) in May ([***]);
- First payment is $[***], = due in March.

                 [*** CONFIDENTIAL TREATMENT REQUESTED; OMITTED
                 PORTIONS FILED SEPARATELY WITH THE SECURITIES
                 AND EXCHANGE COMMISSION]

                                 SCHEDULE 2.9(A)

                                Software warranty

Subject to the provisions defined herein PPS warrants from delivery to WTV, during a period of 12 (twelve) months after installation at the Customer's premises, that:

(a the Software, unless modified by Customer without the authority of PBE, will perform substantially the functions described in the respective product documentation ("Documentation") and Specification and enable the Decoder System to meet the Specification;

(b) PBE has the right to grant all the rights and licenses it grants or purports to grant in the Software to WTV pursuant to and in accordance with the terms of this Agreement;

(c) to the best of PPS knowledge and belief, there is no third party whose consent is necessary in order for WTV to exercise the rights granted or purported to be granted to it by PBE in relation to the Software pursuant to and in the terms of this Agreement;

(d) no third party has made any claim which is outstanding at the date hereof that any of the Software infringes any rights howsoever and wheresoever arising; and

(e) the Software will be compatible with and interoperate with the Equipment as defined in Article 3 of this agreement.

PPS does not warrant that the Software will meet the requirements of the Customer, other than as specified in the Specification.

Except for the express warranties herein, PBE or PPS grants no warranties either express, implied, statutory or other warranties on the Software, including but not limited to all implied warranties of merchantability and fitness for a particular purpose. In the event that, based on documented and reproducible evidence, the Software does not conform to the said Documentation or perform in accordance with the Specification, PPS will or will procure, at its option, either (a) replace or modify the Software free of charge so that it conforms with such Documentation in a timely manner and, if necessary (b) repair or replace the affected Decoder in accordance with this Agreement. Nothing in this Schedule prejudices the other rights and remedies that WTV has as set out in this Agreement.

PBE or PPS make no warranty:

(1) as to defects in the Software other than those which materially affect performance in accordance with the applicable Documentation and the Specification;

(2) as to defects that appear in the Software because the Software is used in violation of the license granted herein; or

(3) that Software will operate uninterrupted or error free, or that all errors can be corrected.

In no event shall PBE or PPS be liable for indirect, special, or consequential damages arising out of the use or operation of the Software. In no event shall PBE's or PPS' liability exceed the total Software Price paid for Software for Decoders as set forth in Article 2.8 of this Agreement pursuant to this license.

Software/Millenium upgrading

Without warranting that the Decoders or Software will work without interruptions or errors (i) the Software will be upgraded and modified, where necessary, by PBE at its sole cost no later than February 1999 in order to enable the Decoders and the Software to continue to perform accordance with time Specifications as from September 9, 1999; and (ii) as to third party Software, if any, (including firmware) delivered by PBE, PBE will no later than February 1999 at its sole cost investigate, analyze and test same in accordance with industry standards and replace or have replaced, where necessary, any such Software in such third party products in

                                                                    CONFIDENTIAL
order to enable the Decoders and the Software to continue to perform in accordance with the Specifications as from September 9, 1999, all provided that (a) such third parties reasonably and timely cooperate, and (b) PBE is allowed to install any Updates and Upgrades. In case nevertheless an Emergency or Major Problem occurs, PBE warrants that it will -in deviation of the applicable general service conditions and as Customer's sole remedy-start immediately upon notification at providing a Workaround in order to restore the usability of the Decoders. (The definitions in this Schedule shall have the same meaning as the definitions in the service level agreement attached to the Main Agreement) Evaluation and verification of operation of the Decoders in conjunction with other products, programs or services not delivered by PBE are WTV's own responsibility. In case the Decoders must perform as a system in accordance with the PBE obligations set forth above, such is subject to other products and systems not delivered by PBE connected to or used with the Decoders (i) properly exchanging accurate date data, (ii) being and (iii) remaining Year2000 compliant themselves.

                                                                    CONFIDENTIAL

                                  SCHEDULE 2.9B

                             Repair and Replacement

Service concept

PPS will establish one Central Repair Station through a third party to perform warranty service and repair. Identification of a third party to conduct service activities will take place on a variety of factors such as financial strength, warehousing facilities, staff technical expertise and skills. PPS and PBE will organize training for leading service people in March 1998, which will consist of theoretical and practical modules. PBE and PPS will also be responsible for preparation of the service and warranty documentation to be approved by WTV (instructions, service manual, warranty card, homologation, guidelines etc.), as well as setting up a spare parts supply system. PPS will also undertake a training of the PPS' employees at the DTH Center to help Dealers in general and with service and warranty issues relating to Decoder Systems. PPS and PBE will furthermore create and maintain an initial service stock (spare parts and buffer Decoder Systems).

Replacement and Repair Procedure

In case the Customer has a problem the following steps are to be taken:

a. The Customer calls the Wizja TV Call Centre (this number will be on warranty card, instruction, smart card and subscription form).

b. The person in the Call Centre, using a standard set of questions agreed jointly by WTV and PPS, determines whether the problem is in the signal delivered from the Transmission Facility, (Wizja TV to act, but any fault with the Equipment will be dealt with under the Main Agreement) or in the Decoder (System) or in the Installation.

c. If the problem is not in the signal, the Call Centre advises the Customer to bring the Decoder to the Dealer, where it is checked. If the Decoder is faulty, the Dealer either (a) provides a replacement Decoder from the swap stock, or (b) arranges an appointment with the Customer, for an Installer to come and install a replacement Decoder. In both cases, a swap form is to be fully completed.

d. If the Decoder is not faulty, the Dealer will make an appointment with the Customer for an Installer to rectify the problem at the Customer's premises.

e. Within 48 hours the Customer shall have a working Decoder System again in his home (excluding Public Holidays, Saturdays and Sundays; calculated from the moment Customer the Decoder is received by the Dealer).

f. The Dealer sends the faulty Decoder to the PPS Central Repair Station. On receiving the faulty Decoder, PPS will dispatch a replacement Decoder (refurbished but equivalent to new in performance) within one week to said Dealer.

g. Central Repair Station repairs the faulty Decoder, it is then added back into the replacement stock for replacement of another faulty Decoder.

h. Central Repair Station produces monthly reports on an agreed format to PBE, which are available (except pricing information) to WTV on request.

The service and repair procedure as mentioned in point 1 above is included in the USD 23 fee, and covers a warranty period of 12 months as from installation If the Decoder Systems are rented a surcharge of USD 4.50 per operational unit for subsequent 12 month periods beyond the initial warranty period will be applicable for the service mentioned under point 1 above. The applicable payment schedule therefore still to be agreed.

                     CRYPTOWORKS SECURITY PROGRAMME FOR THE

                             -WizjaTv "WTV"- PROJECT

            Established pursuant to the agreement between - WTV- and
                     Philips Business Electronics "PBE" B.V.

                                      Date:

                         CryptoWorks Consultancy Centre

Version 1.4

                                   [***]

                    [***CONFIDENTIAL TREATMENT REQUESTED
                           FOR REMAINING 12 PAGES
                          OF THIS SCHEDULE; OMITTED
                         PORTIONS FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION]

                                 SCHEDULE 3.2

                                  Test Plan

There are three main Decoder tests of the [***], [***] and [***] and the Decoder System that complies with the Specification (other -intermediary-tests are mentioned in the Delivery and Milestone Schedule) that will be running partly in parallel:

1) Alfa Test

2) End-to-End ("EtE") Test

3) Field Test

Add 1) Alfa Test (7 weeks, in accordance with the Attached Test Plan Programme)

These tests consist of laboratory tests with Decoders and a duplicate Uplink system. The PBE standard Alfa test plan describes in detail the various procedures to be followed to test the functionality of the Decoder.

Add 2) EtE Test (4 weeks, in accordance with the Attached Test Plan Programme)

The EtE test consists of full testing of the total functionality of the Decoder, the features contained therein, as detailed in the Specification, [***].

Add 3) Field Test (4 weeks, in accordance with the Attached Test Plan Programme)

This test runs parallel with the EtE Test, where the same functionality is being tested.

However, the broadcast stream used here, is the live stream from the Astra transponders leased by At Entertainment Limited. Also, the Decoders will be divided between the Dealers in specific regions, PPS, Maidstone and PBE (Eindhoven).

This test incorporates a full testing of the [***] functionality.

The Decoders that are installed at the Dealers will remain there and serve as commercial promotional models.

All tests except for number 2 will be repeated timely in full before delivery of [***], [***] and Decoders meeting the Specification, unless the parties agree to modify the (extent of the) tests.

A Download/Scarts test of the [***] Decoder will also be undertaken (3 weeks, in accordance with the Attached Test Plan Programme):

This test consists of testing the hardware/software of the download module, and of the Scarts (both non-downloadable functions). WTV undertakes all reasonable commercial endeavours to procure that Teststreams will be provided by At Entertainment Limited in week 9. The first part of this test will be carried out in the laboratory, and the second part will be carried out at the uplink site in Maidstone, with live transport streams.

To these ends:

1. PBE is to deliver, on the 6th of April, 2000 Decoder Systems for testing purposes ("Test Sets") and all other necessary equipment for the Test Set to be installed according to the Installation Specification. WTV is to provide the "live signal"; PBE will deliver activated smartcards for the Test Sets.

                 [*** CONFIDENTIAL TREATMENT REQUESTED; OMITTED
                 PORTIONS FILED SEPARATELY WITH THE SECURITIES
                 AND EXCHANGE COMMISSION]

2. PPS in co-operation with WTV, will prepare a detailed Test Set Delivery Program (TSDP), in which all locations/points of sale for the Test Sets will be specified, based on pre-agreed geographic, economic and practical study.

3 PPS will organise distribution and installation of the Test Sets within 14 days from delivery of Test Sets to PPS at the locations specified in the TSDP. PPS and WTV will jointly conduct ongoing monitoring of Test Set performance, consisting of digital signal tranfer (Satlink), Software download operation and scart Software operation during a period of four weeks.

4. Predetermined locations/points of sale as specified in the TSDP will be obliged to report on a weekly basis on the performance of the Test Sets. Should any problems occur, PPS and WTV will use their all reasonable commercial endeavours to rectify the problems before April 18th, 1998, in accordance with Article 3.3 of the CCA.

                                    [GRAPHIC]

                                [Project tests]

                                  SCHEDULE 3.4

                          Engineering Change Procedure

1. Scope of document

This document addresses the requirements and processes involved in any engineering change for Decoder Systems for WTV ("Decoder Systems"). The document contains the procedures to be followed for (i) a WTV invoked change, or (ii) a change invoked by PBE. The procedure pertains to any change to the Decoder System's Specification as attached to the CCA and released for manufacture. These procedures are in place to ensure that proposed changes (i) are communicated in a controlled and efficient manner, and (ii) are thoroughly evaluated and tested by WTV and PBE and (iii) will not adversely affect unless reasonably required the safety, quality, reliability, functionality or cost of the Decoder System.

2. Assumptions

The Decoder Systems involved are manufactured to the Specification agreed between the parties. The parties acknowledge that the Specification is reasonable and is capable of being met for manufacture. The parties will inform each other promptly in the event of a change occurring or proposed and pending which (might) affect(s) all Decoder Systems being manufactured and/or that have been delivered for the Network Services of WTV which may prompt this procedure to be invoked.

3. Change definition

A Change is defined as an alteration of physical fit, form or function of the Decoder System, interchangeability of or Update/Upgrade to parts, removal of components, or interfacing. This includes therefore electrical, mechanical and Software changes and any change to the Specification.

4. Change categories

Change requests can be split into 2 categories (depending on the urgency with which the problems encountered should be solved):

1. Urgent

2. Non Urgent

The Requesting Party will indicate whether a request is deemed Urgent or Non Urgent. The respective procedure to be followed in each category of Change is described below.

4A Urgent Changes

An Urgent Change is defined as:

- Any Change which -if not implemented- would affect the safety of the Decoder System or the user thereof;

- Any Change which -if not implemented- would hamper or seriously affect the receipt or performance including audio and video quality of the Network Service of WTV;

- Any Change required because of the introduction of a new feature as part of the Network Service.

4B. Non Urgent Changes

All Changes other than Urgent Changes will be treated as Non Urgent Changes.

5. Change Requests and Information Flow

Requests for Changes in accordance with this procedure ("Change Requests") may be made by either party (a "Requesting Party"). Change Requests should be raised on the Change Request Form ("Form") as provided by PBE to WTV, or in correspondence containing substantially the same information on the Change Request Form (Annex B). The Requesting Party should complete all sections of the Form unless it is impractical in the circumstances.

The Receiving Party's Project Manager will undertake all reasonable commercial endeavours to complete the assesment (in case of Urgent Changes: as soon as possible), taking due regard to the urgency indicated.

6.Procedure and Impact Assessment

The Receiving Party Receiving Party will (i) review the category of Change (i.e. Urgent or Non Urgent) and (ii) complete the Impact Assessment Sheet (to be delivered by PBE to WTV) by the completion date indicated by the Receiving Party's Project Manager.

Any discussion concerning costs and reimbursements for actions to be undertaken regarding an Urgent request should take place in accordance with section 6A but should not impede or delay the implementation of urgent measures.

6A. Urgent Changes Procedure

In case the Change is Urgent, the procedure will be as follows and the parties, in view of the urgency, will undertake all commercial endeavours to process the Change Request in a timely, expeditious and adequate manner.

a. The Requesting Party will attach a formal approval plan to the Receiving Party, that will detail all integration and acceptance testing, any drawings, any changes to the Specifications (including the Software Specification) and proposed timing of introduction to allow the Receiving Party to decide if the Change should proceed. There will he NO Urgent Changes without evaluation, unless the Urgent Change is required because of the Network Service has been degraded.

b. The Receiving Party's Project Manager will sign the Form and return it to the Requesting Party. This will be the "trigger" to start the approval cycle.

c. The Receiving Party will complete the Impact Assessment Sheet by the completion date indicated by the Receiving Party's Project Manager, noting any additional areas affected by the Change Request that are not noted on the Change Request, and may include without limitation the following:

      *     addition/removal of Hardware items

      *     changes to user documentation

      *     changes to implementation or Delivery and Milestone Plan

      *     additional resource requirements

      *     modification of Software.

      Additional costs may be noted and summarised in the Impact Assessment
      Sheet.

d. The Project Managers for each Party shall communicate on a daily basis. The Receiving Party's Project Manager will summarise the Impact Assessment Sheet and the Receiving Party will provide a response to a Change Request, with a quotation, if any, to the Requesting Party. The parties agree not to withhold or delay unreasonably their consent to Changes.

      The parties acknowledge that a Requesting Party may provide a Change Request that may require a significant amount of work to be performed in order to prepare the Impact Assessments. In such an event, an Interim Impact Assessment/Change Quotation will be produced by the Receiving Party and sent to the Requesting Party for approval in order to proceed with the processing of the Change Request. However, parties shall take great care that such will not delay the implementation of urgent measures.

e. Where a Change has been rejected by a party, the Rejecting Party will detail the reason for rejection. The Requesting Party will be able to resubmit the Change Request to the Receiving Party after the areas of concern have been addressed, however a new formal acceptance plan will be required and the introduction process will start from step 1 above. The Requesting Party will be expected to resubmit a Change Request only once. In case of a continued dispute, the procedures set forth in Article 24 of the Agreement will be followed.

f. On approval the Project Managers of the two parties will ensure implementation of the Change, and the Requesting Party will file the details of the Changes, the approval plan and the Receiving Party acceptance letter in the Form file, the date and the serial number of when the Change was implemented, with copies to the Receiving Party. All integration and acceptance testing must have been carried out prior to implementing an approved Change, unless the parties to decide to forfeit or delay same in case the Network Services have been degraded.

6B. Non Urgent Changes Procedure

In case the Change as Non Urgent, the procedure will be similar but slower (the parties, in view of the absence of urgency, will undertake reasonable commercial and technical endevours to process the Change Request in a timely and adequate manner):

      a. The Requesting Party will notify the Receiving Party of the intention to introduce a Change on the Form. The Form will give the Receiving Party a full description of the planned Change with details of all testing completed by the Requesting Party to verify that the Change will not degrade the quality, reliability, functionality or performance of the Decoder System and a proposed timetable. The Requesting Party will also detail all integration and acceptance testing.

      b. The Receiving Party's Project Manager will sign the Form and return it to the Requesting Party. If the Requesting Party has had no response from the Receiving Party within 30 Working Days, the proposed Change is deemed accepted without quotation and remuneration, and subsection f below applies.

      c. The case of a response, the Receiving Party will complete the Impact Assessment Sheet, by the completion date indicated by the Receiving Party's Project Manager, noting any additional areas affected by the Change Request that are not noted on the Change Request. Additional cost may be noted and summarised in the Impact Assessment Sheet.

      d. The Receiving Party's Project Manager will summarise the Impact Assessment Sheet and the Receiving Party will provide a response to a Change Request, with a quotation, if any, to the Requesting Party.

      e. Where a Change has been rejected, the Receiving Party will detail the reason for rejection. The Requesting Party will be able to resubmit the Change Request to the Receiving Party after the areas of concern have been addressed, however a new formal acceptance plan will be required and the introduction process will start from step 1 above. The Requesting Party will be expected to resubmit a Change Request only once.

      f. On approval the Project Managers of the two parties will ensure implementation of the Change, and the Requesting Party will file the details of the Changes, the approval plan and the Receiving Party acceptance letter in the Form file, the date and the serial number of when the Change was implemented, with copies to the Receiving Party. All integration and acceptance testing must have been carried out prior to implementing an approved Change.

7. Archiving

The Requesting Party is expected to maintain all Forms and if necessary provide the file that shows the Receiving Party that the Form has been evaluated in the agreed manner. A copy of all Forms will be forwarded to the Receiving Party where a second file will be kept.

8. Administration of Change Requests

The following Status and Action Codes will be used on the changes database employed by the Receiving Party to assist in tracking of Change Requests:

================================================================================
                 Status Code                         Action Code
================================================================================
        Open                             Allocated for Impact Assessment ("IA")
--------------------------------------------------------------------------------
                                         Interim IA produced
--------------------------------------------------------------------------------
                                         IA produced
--------------------------------------------------------------------------------
                                         Preparing Full IA
--------------------------------------------------------------------------------
                                         Requesting Party Approval pending
--------------------------------------------------------------------------------
                                         Requesting Party Issues pending
--------------------------------------------------------------------------------
                                         PM Authorization pending
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         Authorised
--------------------------------------------------------------------------------
                                         Suspended
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Closed                            Not Approved
--------------------------------------------------------------------------------
                                         Not Authorised
--------------------------------------------------------------------------------
                                         Implemented
================================================================================

Each time the status/action code is changed, the date is recorded, and the previous contents of the field are moved to the previous action field.

A summary report of the open Change Requests will be provided for each Project Managers' progress meeting.

Note: In case an item fails to pass an acceptance test and such failure is demonstrably due to one of the two parties (WTV/PBE) then (i) such party shall bear any additional costs incurred in remedying same and in retesting the corrected item, and (ii) such party shall undertake all commercial efforts in remedying same as soon as possible. In case an item fails to pass an acceptance test and such is not demonstrably due to one of the two parties, then all parties shall undertake all commercial efforts in remedying same as soon as possible, however each at its own expense.

                                  SCHEDULE 5.1

                        Logistics & Distribution Services

PPS shall provide the following Logistics, Distribution and Marketing related services for WTV in addition to the obligations set forth in the Agreement:

1) General

PPS will organise, in cooperation with WTV, the distribution network and the logistics system for Decoder Systems within the Territory in accordance with the terms and conditions set out in the Agreement.

2) Training & Marketing

PPS will provide at its cost the following training and marketing services during pre-introduction phase for WTV consisting of:

a. preparation of primary list of appointed Dealers in accordance with Article
8.2.1. of the CCA and the detailed logistics plan established on the basis of economic, geographical and market-related factors no later than two weeks as from signing this Agreement.

b. cooperation in organisation of sales training and installation training in accordance with logistics plan and Article 10 of the CCA, including identification and reservation of proper training centers, preparation and supply of relevant training materials and equipment, training and preparation of pre-determined trainers, etc.

c. detailed Dealer visit program, including point of sale management, stand and merchandising setup, installer and salesmen competencies evaluation - to be continually carried out from March 1998 onwards.

d. active participation in the majority of marketing events related to sales and distribution of the Decoder Systems during pre-introduction phase and other pre-launch PR activities (preparation, supply and distribution of additional technical data; dealer relations / consultation & advice and identification of potential and existing problems and solutions).

3) Transportation and Importing:

a. PPS will receive the Decoder Systems from PBE in consignment as from the date of delivery by PBE to WTV.

b. organisation of transportation of Decoder Systems from a PPS appointed (bonded) warehouse approved by WTV (which is part of the US$23 distribution fee and will not be invoiced seperately),

c. customs clearance administration,

d. VAT payments administration,

e. duty payments administration.

All mentioned activities under this point 3 will be organised, carried out and controlled by PPS. All direct costs resulting from activities under this point 3 will be paid directly by WTV on its respective due date.

4) Distribution:

PPS will undertake the following:

a. Weekly stock levels monitoring, control and reporting,

b. evaluation of Dealer network in accordance with Article 8.2.1. of the CCA,

c. distribution of the Decoder Systems from the warehouse to appointed Dealers within a time frame of 48 hours.

d. spot checks at the premises of Points of Sale an accordance with Article 8.5 of the CCA.

e. Organisation of invoicing to Dealers and collection of payments.

f. Weekly monitoring and reporting of sales to WTV.

g. PPS will organise and provide the facility (order desk) to receive orders from Dealers.

5. Administration

PPS will undertake the following (not to be invoiced seperately, but as part of the service fee):

a. Processing compilation, delivery and reporting of completed subscriber forms and installation protocols;

b. Administration of receipts and payments to Dealers;

c. Administration of invoicing to and from Dealers;

d. Administration of WTV's (subscription) bankaccount on the basis of joint signatures of WTV and PPS.

                                                                 (Logo) Philips

                    [Philips Business Electronics Letterhead]

                         DEED OF GUARANTEE AND INDEMNITY

This Deed of Guarantee ("the Guarantee") is given by Philips Business Electronics B.V., acting through its Business Unit Digital Video Systems, having its registered office at Glaslaan 2, Eindhoven, The Netherlands ("Guarantor") to WizjaTV S.p z o.o of Ostrobramska 75, (Promenada) 04-175, Warsaw, Poland ("WTV).

In consideration of WTV entering into (i) the Commercial Cooperation Agreement of this date with the Guarantor and Philips Polska S.P z o.o. ("PPS"), which is attached to this Guarantee ("the Agreement"), the Guarantor as principal obligor and not merely as surety hereby agrees as follows:

1. To irrevocably and unconditionally guarantee and undertake to WTV on demand the due and the full prompt and complete performance by PPS of all obligations of PPS to WTV pursuant to the Agreement ("the Obligations").

2. To perform the Obligations on demand and to pay to WTV on demand without deduction any damages for the breach of PPS' obligations to WTV to which WTV is entitled under the Agreements ("Liabilities").

3. To indemnify and to keep WTV indemnified against any reasonable costs or expenses which WTV may incur in enforcing this Guarantee.

4. As a separate and independent obligation that any of the Liabilities which are nor recoverable from PPS by reason of any legal limitation or incapacity on or of PPS or any other fact or circumstance (whether or not known to WTV; PPS or the Guarantor) but to which WTV is entitled, shall be recoverable from the Guarantor on demand as though the same had been incurred by the Guarantor and the Guarantor were the principal obligor in respect thereof.

5. This Guarantee shall be a continuing security to WTV in respect of the services to be supplied by PPS to WTV and is in addition to and not in substitution of any other guarantee or security held by WTV now or hereafter for the obligations of PPS and is enforceable without WTV first having recourse to any other security and without WTV first taking any steps or proceedings against PPS.

6. Until the Liabilities have been paid in full the Guarantor shall not prove in competition with WTV in the liquidation or insolvency of PPS nor shall the Guarantor apply for the appointment of an administrator or administrative receiver over the undertaking of PPS.

                    [Philips Business Electronics Letterhead]

7. WTV shall be entitled to grant time or make any arrangement or agreement whatsoever or grant a further indulgence to PPS without prejudicing WTV's rights under this Guarantee or releasing the Guarantor in any way whatsoever from it.

8. Any release or compromise by PPS of its obligations under the Agreement shall be voidable by WTV if any payment or security which WTV may receive or have received is set aside or proves unenforceable for whatever reason.

9. This Guarantee shall continue to bind the Guarantor notwithstanding any amalgamation or merger that may be effected by WTV with any other company. The benefit of this Guarantee and all rights conferred may be assigned to and enforced by any such company and proceeded on in the same manner to all intents and purposes as if such company had been named instead of or in addition to WTV. The Guarantor shall not assign its obligations and/or liabilities under this Guarantee without WTV's prior written consent (not to be unreasonably withheld).

10. This Guarantee shall remain in full force and effect notwithstanding any change in the Guarantor's constitution or in the constitution of PPS.

11. No failure or delay on WTV's part in exercising any power or right under this Guarantee or against Guarantor shall operate as a waiver thereof nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or of any other such right or power.

12. Valid service of any notice or demand under this Guarantee must be in writing and sent by recorded delivery post to the addresses referred to herein.

13. This Guarantee shall be governed by English law and the parties submit to the exclusive jurisdiction of the English courts for that purpose. If any provision of this Guarantee is found by a court of competent jurisdiction to be unenforceable for any reason, the remainder of this Guarantee shall continue in full force and effect.

14. Interest will be payable on sums outstanding under this Guarantee from the date of demand until the date of payment at the rate of 4% p.a. above the base rate from time to time of National Westminster Bank Plc. calculated on a weekly basis.

15. This Guarantee constitutes the entire agreement and understanding between the parties with respect to all matters described herein and excludes any terms implied by law which may be excluded by contract. The Guarantor acknowledges that:

                    [Philips Business Electronics Letterhead]

      (a) it does not enter into this Guarantee on the basis of and does not rely, and has not relied, upon any statement or representation (whether negligent or innocent) or warranty or other provision (in any case whether oral, written express or implied) made or agreed to by any person (whether a party to this Guarantee or not) except those expressly contained in this Guarantee and the Agreement and the only remedy or remedies available in respect of any misrepresentation or untrue statement made to it shall be a claim for breach of contract under this Guarantee; and
      (b) this Clause 15 shall not apply to any statement, representation or warranty made fraudulently, or to any provision of this Guarantee which was induced by fraud, for which the remedies available shall be all those available under the law governing this Guarantee.

Executed as a Deed this 10th day of March, 1998 by the duly authorised representative of the Guarantor:


/s/ [ILLEGIBLE]
----------------------------
      Signed (Director)

                       [At Entertainment Inc. Letterhead]

                         DEED OF GUARANTEE AND INDEMNITY

This Deed of Guarantee ("the Guarantee") given by At Entertainment Inc, whose registered office is at 1 Commercial Plaza, Hartford, Connecticut, 06103-3585 USA ("the Guarantor") to Philips Business Electronics B.V., whose registered office is at Glaslaan 2, Eindhoven, The Netherlands and Philips Polska Sp zoo whose registered office is at ul. Marszalkowska 45-49, 00-648 Warsaw, Poland (collectively defined as "Philips").

In consideration of Philips entering into the Commercial Co-operation Agreement of this date with Wizja TV Sp zoo ("WTV"), which is attached to this Guarantee ("the Agreement"), the Guarantor as principal obligor and not merely as surety hereby agrees as follows:

1. To irrevocably and unconditionally agree to pay Philips immediately upon Phillips' demand in writing an amount or amounts equal to all of the payments plus VAT which have fallen due under the Agreement and which WTV has failed to pay to Philips by the date or dates specified in the Agreement.

2. Any amounts which become payable under this Guarantee shall be paid in United States Dollars and to such bank account as Philips notifies to the Guarantor from time to time. The Guarantee is limited to the total of all payments due by WTV to Philips under the Agreement (as may be amended by Philips and WTV from time to time) plus VAT.

3. To indemnify and to keep Philips indemnified against any reasonable costs or expenses which WTV may incur in enforcing this Guarantee.

4. As a separate and independent obligation that any of the Liabilities which are not recoverable from WTV by reason of any legal limitation or incapacity on or of WTV or any other fact or circumstance (whether or not known to WTV or the Guarantor) but to which Philips is entitled, shall be recoverable from the Guarantor on demand as though the same had been incurred by the Guarantor and the Guarantor were the principal obligor in respect thereof.

5. Until the Liabilities have been paid in full the Guarantor shall not prove in competition with Philips in the liquidation or insolvency of WTV nor shall the Guarantor apply for the appointment of an administrator or administrative receiver over the undertaking of WTV.

6. Philips shall be entitled to grant time or make any arrangement or agreement whatsoever or grant a further indulgence to WTV without prejudicing Philips' rights under this Guarantee or releasing the Guarantor in any way whatsoever from it.

7. Any release or compromise by WTV of its obligations hereunder shall be voidable by Philips if any payment or security which Philips may receive or have received is set aside or proves unenforceable for whatever reason.

8. This Guarantee shall continue to bind the Guarantor notwithstanding any amalgamation or merger that may be effected by Philips with any other company. The benefit of this Guarantee and all rights conferred may be assigned to and enforced by any such company and proceeded on in the same manner to all intents and purposes as if such company had been named instead of or in addition to Philips. The Guarantor shall not assign its obligations and/or liabilities under this Guarantee without Philips' prior written consent (not to be unreasonably withheld).

9. This Guarantee shall remain in full force and effect notwithstanding any change in the Guarantor's constitution or in the constitution of Philips.

10. No failure to delay on Philips' part in exercising any power or right under this Guarantee or against Guarantor shall operate as a waiver thereof nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or of any other such right or power.

11. Valid service of any notice or demand under this Guarantee must be in writing and sent by recorded delivery post to the addresses referred to herein.

12. This Guarantee shall be governed by English law and the parties submit to the exclusive jurisdiction of the English courts for that purpose. If any provision of this Guarantee is found by a court of competent jurisdiction to be unenforceable for any reason, the remainder of this Guarantee shall continue in full force and effect.

13. Interest will be payable on sums outstanding under this Guarantee from the date of demand until the date of payment at the rate of 4% pa above the base rate from time to time of National Westminster Bank Plc calculated on a weekly basis.

14. This Guarantee constitutes the entire agreement and understanding between the parties with respect to all matters described herein and excludes any terms implied by law which may be excluded by contract. The Guarantor acknowledges that:

      (a) it does not enter into this Guarantee on the basis of and does not rely, and has not relied, upon any statement or representation (whether negligent or innocent) or warranty or other provision (in any case whether oral, written express or implied) made or agreed to by any person (whether a party to this Guarantee or not) except those expressly contained in this Guarantee and the Agreement and the only remedy or remedies available in respect of any misrepresentation or untrue statement made to it shall be a claim for breach of contract under this Guarantee; and

      (b) this Clause 14 shall not apply to any statement, representation or warranty made fraudulently, or to any provision of this Guarantee which was induced by fraud, for which the remedies available shall be all those available under the law governing this Guarantee.

15 Any notice to be sent by Philips to the Guarantor shall be in writing to the following addresses:

      Guarantor:  @ Entertainment Inc.
                  1 Commercial Plaza
                  Hartford
                  Connecticut 06103-3585
                  USA

                  Telephone: +1 860 549 1674
                  Attention: Robert Fowler III

      Copy 1      Baker & McKenzie
                  Attn: Marc Paul
                  815 Connecticut Avenue NW
                  Washington DC 20008-4078
                  USA

                  Telephone: +1 202 452 7000
                  Fax:       +1 202 452 7074

      Copy 2      At Entertainment Ltd
                  The Maidstone Studios
                  Vinters Park
                  Maidstone
                  Kent MEI4 5NZ
                  UK

                  Telephone: +44 (0)1622 684 556
                  Fax:       +44 (0)1622 684 539
                  Attention: Mr David Warner

Executed as a Deed this 10th day of March 1998 by the duly authorised representatives of the Guarantor:


/s/ [ILLEGIBLE]
-----------------------------
Signed (Director)

                                  SCHEDULE 8.6

                                Dealer criteria

In order for a person to become a Philips Polska Dealer ("Applicant"), a thorough check is executed on the following subjects, and the Applicant is rated on each of these on a scale of 1-10 for each of the following points. If the Applicant receives a total grade of more than 25 Applicant can become a Dealer.

1. Localisation - where is the Applicant's point of Sale located (eg. busy area/centre of the city/shopping centre/weakly covered geographical area). Applicant must have a minimum size of the store, depending on the local competition. Applicant must have an area of 2m squared available for selling the Network Service.

2. Other brands sold/other authorisation - if an Applicant is selling our main competing brands Philips should be there as well.

3. Turnover level - a minimal level of additional turnover in the city/region must be able to be achieved by appointing Applicant, depending on many factors such as broadness of offered products etc. Furthermore, the Applicant must be in good business and financial standing.

4. Quality of customer service - Applicant must have sufficient selling skills and the interior of the PoS must meet average Polish expectations.

5. Commitment - Applicant must take part in co-operative merchandising and other local promotion activities and attend the Dealer training courses.

SCHEDULE 11: INSTALLATION SPECIFICATION

DECODER SYSTEM INSTALLATION PROCESS

1.    Make an appointment with a client

2.    Conduct the site survey:

      a) locate a position with direct line of sight to the satellite and plan the overall installation.

      b)    Check for the possibilities of antenna mounting:

                  - Roof-top

                  - Side-wall

                  - Balcony

                  - Free-standing pole

3.    Install mount accessories

4.    Assemble the antenna dish holder and mount the LNB

5.    Attach the antenna dish to the mounted pole

6.    Position the antenna towards the satellite:

      a) Refer to the aiming map or aiming table to find the elevation, azimuth, and polarisation offset angle

      b) Use the compass and an inclinometer to confirm a direct sight to the satellite

      c) Connect the signal meter to the LNB. Fine-tune the antenna positioning

7.    Lay out the TV-SAT cable:

      a) Plant the cable route from the LNB to the Decoder paying attention to laying the cable neatly

      b)    Mount cable holders

      c)    Lay out the cable

8.    Install F-connectors:

      a)    Strip both cable ends using coaxial cable stripper

      b)    Install the F-connectors using the crimping tool

      c) Check the installed connectors with a multimeter for any short-circuits

      d) Seal all the external electrical connections and the LNB with an insulation tape

9.    Attach the cable to the LNB and Decoder

10. Set up the customer's audio-video equipment with the Decoder. Attach the Decoder in a configuration wanted by the customer

11.   Program the Decoder and customers TV set and VCR

12.   Instruct the client upon the Decoder programming

13. Fill-in the Installation Protocol. Customer has his own part of the Installation Protocol for evaluation and remarks. Both parties - installer and customer - sign the Installation Protocol and get a copy of it.

INSTALLATION USING CUSTOMER'S EXISTING SATELLITE DISH

We have to use our LNB converter (Due to the Decoder's supply DC voltage for the LNB, we can't take responsibility for operation of a Decoder with other converters):

Exchange the converter
Exchange the TV-SAT cable (otherwise PPS/PBE cannot guarantee the highest quality of programs reception)
All the rest of the procedure steps remain unchanged

ACCESS TO THE INSTALLATION SITE

Within an urban area +/-30 km - free of charge
Longer distances - paid according to the established rate per km
Distances above 50 km are not economical/time efficient

INSTALLATION TIME

About 3 hours including accessing the site
3 installation per day on average

INSTALLATION TOOLKIT

1.    Basic tool case (with keys, screwdrivers, knife, etc.)
2.    F-connectors crimping tool
3.    Coaxial cable stripper
4.    Multimeter
5.    Compass and inclinometer
6.    Satellite Signal Level meter
7. Satellite angle co-ordinates table or map (azimuth, elevation and polarisation offset)

8.    Drilling machine + set of drills for concrete, metal and wood
9.    Long power supply cord extender (about 40m)
10.   Ladder (6m minimum)

ADDITIONAL REQUIREMENTS AND RECOMMENDATIONS

2-person installer teams are recommended
Installers must have a valid labour-safety check-ups for working on heights

                                 [Logo]
                                 WIZJA TV
                                     STYLE GUIDE
                            --------------------------

STATEMENT OF PURPOSE
--------------------------------------------------------------------------------

The world of entertainment is made new every day. And with change comes opportunity. But taking advantage of opportunities in this everchanging world, and maintaining extraordinary leadership, requires vision.

What's happening and what's next is what fuels the world of entertainment. Knowing what people want, anticipating their needs, and delivering on their expectations is what WIZJA TV is all about.

[Logo]

BRANDING
--------------------------------------------------------------------------------
begins in the home

WIZJA TV is a home entertainment experience enjoyed by the entire family. It is intimate. It is emotional. And we want to be invited back into the homes of our subscribers time and time again. Solid brand Identification can guarantee the opportunity for this to happen.

If we are consistent, if we exude quality in all our communications -- we will instill a sense of trust and familiarity into the hearts of our customers and become their frequent, honored guests. Effective branding communicates our image, our personality, our manners, our vitality and our commitment.

                                                                          [Logo]
                                                                    Introduction

DECISIONS, DECISIONS
--------------------------------------------------------------------------------

For the first time, Poland will have access to many new and exciting programming options.

Choice is one of the compelling benefits WIZJA TV brings to the marketplace. This means that clarity and simplicity are important components in all our communications.

Your new WIZJA TV Style Guide is designed to set forth some rules and style guidelines for on-air promotion producers, broadcast and print designers so that everyone has the tools to create consistent, memorable WIZJA TV brand identity.

                                                                          [Logo]
                                                                    Introduction

STYLE GUIDE
--------------------------------------------------------------------------------
Table of Contents

LOGO USAGE             1.0         Table of Contents
                       1.1         Glossary of Terms
                       1.2         Platform Logo
                       1.3         Channel Logo
                       1.3         Sub-Brand Logos
                       1.4         Corporate Logos
                       1.5         Reproduction Art

--------------------------------------------------------------------------------
COLOR PALETTES         2.0         Table of Contents
                       2.1         Platform Identity
                       2.1         Corporate Identity
                       2.3         Channel Identity
                       2.4         Sub-Brand Identities

--------------------------------------------------------------------------------
BROADCAST              3.0         Table of Contents
                       3.0         Promo Package
                       3.0         Block Lead IDs
                       3.0         Signature IDs
                       3.0         Reklamas

                                                                          [Logo]
                                                                     STYLE GUIDE

LOGO USAGE
--------------------------------------------------------------------------------
Table of Contents

Glossary of Terms      1.1
--------------------------------------------------------------------------------
Platform Logo          1.2    WIZJA TV


--------------------------------------------------------------------------------
Channel Logo           1.3    WIZJA1
Sub-Brand Logos        1.3    WIZJA1 SPORT
                              WiZJA1 FILMY
                              WIZJA1 WOW


--------------------------------------------------------------------------------
Corporate Logos        1.4    @ENTERTAINMENT, inc.
                              At ENTERTAINMENT, Ltd.
                       1.4    Usage without logo mark


--------------------------------------------------------------------------------
Reproduction Art       1.5    WIZJA TV
                       1.5    WIZJA1
                       1.6    WIZJA1 SPORT
                       1.6    WIZJA1 FILMY
                       1.7    WIZJA1 WOW
                       l.8    @ENTERTAINMENT, inc.
                       1.8    At ENTERTAINMENT, Ltd.

                                                                          [Logo]
                                                                      LOGO USAGE
                                                                             1.0

GLOSSARY OF TERMS
---------------------------
[LOGO]
WIZJATV       Platform             A platform is the arena that presents all
                                   of the offered channels to the viewer.
                                   WIZJA TV is a broadcast platform.
[LOGO]
WIZJA1        Channel              A channel is a destination on the platform.
                                   WIZJA 1 is the flagship channel of WIZJA
                                   TV 1. The channel WIZJA 1 contains several content themed sub-brands (programming blocks).

[LOGO]        Sub-Brand            Sub-brands (programming blocks)
WIZJA1                             are content-themed divisions of a
SPORT                              channel. WIZJA I sport, WIZJA I Filmy and
                                   WIZJA I Wow are content-themed sub-brands
[LOGO]                             resented on the channel WIZJA I.
WIZJA1
FILMY                              WIZJA 1 Sport hosts sporting events
                                   interviews.
[LOGO]                             WIZJA 1 Filmy hosts blockbuster and classic
WIZJA                              films.
WOW                                WIZJA 1 Wow hosts children's programming
                                   blocks.

[LOGO]        Corporate Logos      These are the @Entertainment, Inc., and
@ENTERTAINMENT,                    At Entertainment, Ltd. logos. The Corporate
           INC.                    Logos represent WIZJA TV within the corporate
                                   structure and they represent the same
                                   entity under legal conditions.
[LOGO]
A+ ENTERTAINMENT
           Ltd.

              Reproduction         These are camera ready logo sheets provided
              Art                  for digital scanning of authorized logo
                                   configurations.

[GRAPHIC]     PANTONE-Registered   The Pantone Matching System is an
              Trademark-           international printing language
              MATCHING SYSTEM      providing an accurate method for the
              (PMS)                selection and reproduction of color
                                   through its ink numbering and mixing
                                   formulas.

[SYMBOL]      CMYK                 Cyan (C), Magenta (M), Yellow (Y) and Black
                                   (K) constitute the four process ink colors used in various combinations to recreate any color for printed materials. A CMYK conversion form a PMS specification is only an approximation and should be avoided when possible.

                                                               GLOSSARY OF TERMS

                                                                             1.1

PLATFORM LOGO
--------------------------------------------------
GENERAL USAGE

The logos in this style guide are the most current configurations. Use of these configurations in their specified color enables consistent recognition by the viewer. Do not distort or reconstruct these logos in any way. Reproduction art is provided at the end of this section.

                                                    |         [LOGO]
Use of this logo as a positive image in blue        |        WIZJATV
and black is the most acceptable. For a             |   Positive Image on White
complete Pantone-Registered Trademark-              |      or light colors
Matching System (PMS) specification and CMYK        |---------------------------
color breakdown, please refer to page 2.1           |          [LOGO]
in the COLOR PALETTES section of this guide.        |          WIZJATV
                                                    |   Positive Image on Screen
                                                    |      UNDER 20% Threshold
                                                    |---------------------------
                                                    |          [LOGO]
                                                    |          WIZJATV
                                                    |      Black on White
                                                    |      or light colors
                                                    |---------------------------
                                                    |          [LOGO]
                                                    |          WIZJATV
                                                    |    Negative Image on Black
                                                    |        or dark colors

                                                              PLATFORM LOGOS
                                                                             1.2

CHANNEL LOGO
--------------------------------------------------
General Usage

The Channel Logo, when reproduced within the Platform Identity, shares the same usage regulations as the Platform Logo on page 1.2. An alternate Channel Identify palette may be applied when the logo is used independent of the Platform Identity. Please refer to page 2.3 in the COLOR PALETTES section of this guide for usage specifications.

Reproduction art is provided at the end of this section.

                                                     |        [LOGO]
                                                     |        WIZJA1
                                                     |   Positive Image of White
                                                     |      or light colors
                                                     |-------------------------
                                                     |
                                                     |
                                                     |

SUB - BRAND LOGOS
--------------------------------------------------
General Usage

The Sub-Brand Logos, when reproduced within the Platform Identity, share the same usage regulations as the Platform Logo on page 1.2. Alternate Sub-Brand identity palettes may be applied when the logos are used independent of the Platform Identity. Please refer to pages 2.4 to 2.8 in the COLOR PALETTES section of this guide for usage specifications.
Reproduction art is provided at the end of this section.

         [LOGO]      [LOGO]        [LOGO]
|        WIZJAT1     WIZJAT1       WIZJAT1
|         SPORT       FILMY          WOW
|      Positive Image on White or light colors
|---------------------------------------------------------------

                                                CHANNEL AND SUB-BRAND LOGOS
                                                                             1.3

CORPORATE LOGOS
--------------------------------------------------
General Usage

These Corporate Logos represent the same entity under different legal conditions. Representation of this Corporate Identity requires careful regulation to insure the correct logo is placed in the appropriate situation.

The @ Entertainment, inc, logo is used for investor relations and by Bob Fowler and the Senior Executive. The At Entertainment, Ltd. logo is used for all other applications. Strict fines are imposed should an incorrect logo appear. If you are uncertain of which logo qualifies for a particular application, please contact The Maidstone Studios +44[0] 1622 684410.

The Corporate Logo shares the same usage regulations as the Platform Logo on page 1.2. Reproduction art is provided at the end of this section.

Use of this logo as a positive image in blue   |           [LOGO]
and black is the most acceptable. For a        |      @ENTERTAINMENT inc.
complete Pantone-Registered Trademark-         |     Positive Image of White
Matching System (PMS) specification and        |         or light colors
CMYK color breakdown, please refer to page     |-------------------------------
2.1 in the COLOR PALETTES section of           |
this guide.                                    |           [LOGO]
                                               |        AtENTERTAINMENT
                                                                   Ltd.
                                                     Positive Image on White
                                                        or light colors

CORPORATE LOGOS
--------------------------------------------------
Usage without logo mark

When used in conjunction with the Platform, Channel or Sub-Brand Logos in printed materials, the Corporate Logo type appears without the mark. Adjustments to this logo type have been made to insure legibility of the characters when the logo appears at a small size. These adjustments are provided with specific size parameters as Reproduction Art at the end of this section.

                                               |
                                               |        @ENTERTAINMENT
                                               |                   Inc.
                                               |-------------------------------
                                               |
                                               |       AtENTERTAINMENT
                                                                   Ltd.

                                                              CORPORATE LOGOS
                                                                             1.4

REPRODUCTION ART
--------------------------------------------------

If Reproduction Art provided in this guide is damaged or missing, please contact the Art Department at The Maidstone Studios +44 [0] 1622 684410. For a complete Pantone-Registered Trademark- Matching System (PMS) specification and CMYK color breakdown, please refer to pages 2.1 and 2.3 in the COLOR PALETTES section of this guide.

 [LOGO]      [LOGO]
 WIZJATV     WIZJATV

Not to be reproduced below 15mm

[LOGO]      [LOGO]        [LOGO]
WIZJATV     WIZJATV       WIZJATV

Not to be reproduced above 15mm or below 8mm

 [LOGO]      [LOGO]
 WIZJA1      WIZJA1

Not to be reproduced below 15mm

[LOGO]      [LOGO]        [LOGO]
WIZJA1      WIZJA1        WIZJA1

Not to be reproduced above 20mm or below 8mm

                                                             REPRODUCTION ART

                                                                             1.5

REPRODUCTION ART
--------------------------------------------------

If Reproduction Art provided in this guide is damaged or missing, please contact the Art Department at The Maidstone Studios +44 [0] 1622 684410. For a complete Pantone-Registered Trademark- Matching System (PMS) specification and CMYK color breakdown, please refer to pages 2.1 and 2.4 to 2.5 in the COLOR PALETTES section of this guide.

 [LOGO]      [LOGO]
 WIZJA1      WIZJA1
 SPORT       SPORT

Not to be reproduced below 15mm

[LOGO]      [LOGO]        [LOGO]
WIZJA1      WIZJA1        WIZJA1
SPORT       SPORT         SPORT

Not to be reproduced above 20mm or below 10mm

 [LOGO]      [LOGO]
 WIZJA1      WIZJA1
 FILMY       FILMY
Not to be reproduced below 15mm

[LOGO]      [LOGO]        [LOGO]
WIZJA1      WIZJA1        WIZJA1
FILMY       FILMY         FILMY
Not to be reproduced above 15mm or below 10mm

                                                             REPRODUCTION ART

                                                                             1.6

REPRODUCTION ART
--------------------------------------------------

If Reproduction Art in this guide is damaged or missing, please contact the Art Department at The Maidstone Studios +44 [0] 1622 684410. For a complete Pantone-Registered Trademark- Matching System (PMS) specification and CMYK color breakdown, please refer to pages 2.1 and 2.6 to 2.8 in the COLOR PALETTES section of this guide.

 [LOGO]      [LOGO]
 WIZJA1      WIZJA1
  WOW         WOW

Not to be reproduced below 15mm

[LOGO]      [LOGO]        [LOGO]
WIZJA1      WIZJA1        WIZJA1
 WOW         WOW           WOW

Not to be reproduced above 20mm or below 10mm


                                                             REPRODUCTION ART


                                                                             1.7

REPRODUCTION ART
--------------------------

If Reproduction Art provided in this guide is damaged or missing, please contact the Art Department at The Maidstone Studios +44 [0] 1622 684410. For a complete Pantone-Registered Trademark- Matching System (PMS) specification and CMYK color breakdown, please refer to pages 2.1 in the COLOR PALETTES section of this guide.

      [LOGO]                [LOGO]
  @ENTERTAINMENT       @ENTERTAINMENT
            inc.                 inc.

Not to be reproduced below 15mm

      [LOGO]                [LOGO]               [LOGO]
  @ENTERTAINMENT        @ENTERTAINMENT       @ENTERTAINMENT
            inc.                  inc.                 inc.

Not to be reproduced above 18mm or below 9mm

      [LOGO]                [LOGO]
  AtENTERTAINMENT       AtENTERTAINMENT
             Ltd.                  Ltd.

Not to be produced below 15mm

     [LOGO]                 [LOGO]               [LOGO]
  AtENTERTAINMENT       AtENTERTAINMENT      AtENTERTAINMENT
             Ltd.                  Ltd.                 Ltd.

Not to be reproduced above 18mm or below 9mm
                                                             REPRODUCTION ART


                                                                             1.8

                                 COLOR PALETTES
                    ---------------------------------------
                               Table of Contents






                        Platform/Corporate
                                  Identity     2.1  Primary
                                               2.1  Metallic
                                               2.2  Complimentary
                      ----------------------------------------------------
                          Channel Identity     2.3  WIZJA1



      [LOGO]

                      ----------------------------------------------------
                      Sub-Brand Identities     2.4  WIZJA1 SPORT
                                               2.5  WIZJA1 FILMY
                                               2.6  WIZJA1 WOW - Teen
                                               2.7  WIZJA1 WOW - Tween
                                               2.6  WIZjA1 WOW - Preschool



                                                                      ----------
                                                              COLOR PALETTES

                                                                             2.0

                          PLATFORM/CORPORATE IDENTITY
                    ---------------------------------------
                              Primary Color Palette


                      The color of an identity is as important as its logo for consistent recognizability. Methodical use of the Pantone-Registered Trademark- Matching System (PMS) specification assures this consistency.

                      The CMYK identification is only an approximation for the PMS specification and should be avoided when possible. When reproducing CMYK color for print, the paper on which it is printed and/or the ink which is used may effect the hue. These guidelines are provided as a reference. Every effort should be made to match these target colors.




                                                    [GRAPHIC]     [GRAPHIC]

                      The only authorized identity blue.



                                               ---------------------------------


                                                    [GRAPHIC]     [GRAPHIC]


                      The only authorized identity black.


          [LOGO]



                               CORPORATE IDENTITY
                    ---------------------------------------
                             Metallic Color Palette

                      To provide flexibility in promotional materials and special printed pieces, the metallic palette may be used. There are no CMYK equivalents to Pantone-Registered Trademark- Metallics.


                      This metallic blue may be used as a
                      replacement to the authorized identity      [GRAPHIC]
                      blue when the use of a metallic ink is
                      appropriate to a printed communication.

                                               ---------------------------------

                      This metallic silver may be used to as
                      a replacement or in conjunction with        [GRAPHIC]
                      the neutral palette.

                                                                      ----------
                                                          CORPORATE IDENTITY

                                                                             2.1

                          PLATFORM/CORPORATE IDENTITY
                    ---------------------------------------
                          Complimentary Color Palette



                      This palette is provided to compliment the primary color palette in printed materials. As accents, these colors must never replace or dominate the corporate identity blue.

                      The CMYK identification is only an approximation for the Pantone-Registered Trademark- Matching System (PMS) specification and should be avoided when possible. When reproducing CMYK color for print, the paper on which it is printed and/or the ink which as used may effect the hue. These guidelines are provided as a reference. Every effort should be made to match these target colors.




                      Accent                        [GRAPHIC]     [GRAPHIC]


                                               ---------------------------------


                      Dark Neutral                  [GRAPHIC]     [GRAPHIC]

         [LOGO]
                                               ---------------------------------


                      Light Neutral                 [GRAPHIC]     [GRAPHIC]


                                               ---------------------------------



                                                                      ----------
                                                          CORPORATE IDENTITY

                                                                             2.2

                                CHANNEL IDENTITY
                    ---------------------------------------

                      The Channel Identity is the flagship channel and a destination on the WIZJA TV platform. This Channel Identity contains several content-themed Sub-Brands:
                      Sport, Filmy and Wow. Reproduction art is provided on page 1.5 in the LOGO USAGE section of this guide.





                      When used independently
                      of the Platform Identity,
                      this alternate Channel                [LOGO]
                      Identity palette may be
                      used. See below for a         Positive Image on White
                      complete Pantone-Registered       or light colors
                      Trademark- Matching System
                      (PMS) and CMYK color
                      breakdown.
                                               ---------------------------------



        [LOGO] The CMYK Identification is only an approximation for the Pantone-Registered Trademark- Matching System (PMS) specification and should be avoided when possible. When reproducing CMYK color for print, the paper on which it is printed, and/or the ink which is used may effect the hue. These guidelines are provided as a reference. Every effort should be made to match these target colors.

                      Logo and "1"                  [GRAPHIC]     [GRAPHIC]

                                               ---------------------------------


                      Accent                        [GRAPHIC]     [GRAPHIC]


                                               ---------------------------------


                      Accent                        [GRAPHIC]     [GRAPHIC]



                                                                      ----------
                                                                CHANNEL LOGO

                                                                             2.3

                              SUB-BRAND IDENTITIES
                    ---------------------------------------
                                      Sport



                      The Sport Sub-Brand represents content-themed programming in the Channel Identity. Reproduction art is provided on page 1.6 in the LOGO USAGE section of this guide.



                      When used independently
                      of the Platform Identity,             [LOGO]
                      this alternate Sport Sub-
                      Brand Identity palette may
                      be used. See below for a      Positive Image on White
                      complete Pantone-Registered       or light color
                      Trademark- Matching System
                      (PMS) and CMYK color breakdown.    ----------------------

        [LOGO] The CMYK Identification is only an approximation for the Pantone-Registered Trademark- Matching System (PMS) specification and should be avoided when possible. When reproducing CMYK color for print, the paper on which it is printed, and/or the ink which is used may effect the hue. These guidelines are provided as a reference. Every effort should be made to match these target colors.

                      Logo and "1" and Sub-         [GRAPHIC]     [GRAPHIC]
                      Brand
                                               ---------------------------------


                      Accent                        [GRAPHIC]     [GRAPHIC]


                                               ---------------------------------


                      Accent                        [GRAPHIC]     [GRAPHIC]



                                                                      ----------
                                                             SUB-BRAND LOGOS

                                                                             2.4

                              SUB-BRAND IDENTITIES
                    ---------------------------------------
                                     Filmy

                      The Filmy Sub-Brand represents content-themed programming in the Channel Identity. Reproduction art is provided on page 1.6 in the LOGO USAGE section of this guide.



                      When used independent
                      of the Platform Identity,             [LOGO]
                      this alternate Filmy Sub-
                      Brand Identity palette may
                      be used. See below for a      Positive Image on White
                      complete Pantone-Registered        or light color
                      Trademark- Matching System
                      (PMS) and CMYK color breakdown.    ----------------------

        [LOGO] The CMYK Identification is only an approximation for the Pantone-Registered Trademark- Matching System (PMS) specification and should be avoided when possible. When reproducing CMYK color for print, the paper on which it is printed, and/or the ink which is used may effect the hue. These guidelines are provided as a reference. Every effort should be made to match these target colors.

                      Logo and "1" and              [GRAPHIC]     [GRAPHIC]
                      Sub-Brand
                                               ---------------------------------


                      Accent                        [GRAPHIC]     [GRAPHIC]


                                               ---------------------------------


                      Accent                        [GRAPHIC]     [GRAPHIC]



                                                                      ----------
                                                             SUB-BRAND LOGOS

                                                                             2.5

                              SUB-BRAND IDENTITIES
                    ---------------------------------------
                           Wow                         Teen


                      The Wow Sub-Brand represents blocks of programming within the Channel Identity and is divided into 3 content-themed categories: Teen, Tween and Preschool. Each block uses the same Sub-Brand Logo. Three age-specific color palettes provide the only distinction between these blocks of programming. Wow Teen represents age-specific programming in the Wow Sub-Brand Identity. Reproduction art is provided on page 1.6 in the LOGO USAGE section of this guide.

                      When used independently
                      of the Platform Identity,
                      this alternate Wow Sub-              [LOGO]
                      Brand Identity palette
                      may be used. This color       Positive Image on White
                      palette represents the            or light color
                      Teen Programming in the
                      WIZJA1 WOW Sub-Brand.    ---------------------------------
                      See below for a
                      complete Pantone                     [LOGO]
                      -Registered Trademark-
                      Matching System (PMS) and
                      CMYK color breakdown.        Negative Image on Accent


        [LOGO] The CMYK Identification is only an approximation for the Pantone-Registered Trademark- Matching System (PMS) specification and should be avoided when possible. When reproducing CMYK color for print, the paper on which it is printed, and/or the ink which is used may effect the hue. These guidelines are provided as a reference. Every effort should be made to match these target colors.

                      Brow and "1"                  [GRAPHIC]     [GRAPHIC]

                                               ---------------------------------


                      Ball and Sub-head             [GRAPHIC]     [GRAPHIC]


                                               ---------------------------------


                      Accent                        [GRAPHIC]     [GRAPHIC]



                                                                      ----------
                                                             SUB-BRAND LOGOS

                                                                             2.6

                              SUB-BRAND IDENTITIES
                    ---------------------------------------
                           Wow                        Tween


                      The Wow Sub-Brand represents blocks of programming within the Channel Identity and is divided into 3 content-themed categories: Teen, Tween and Preschool Each block uses the same Sub-Brand Logo. Three age-specific color palettes provide the only distinction between these blocks of programming. Wow Tween represents age-specific programming in the Wow Sub-Brand Identity. Reproduction art is provided on page 1.6 in the LOGO USAGE section of this guide.



                      When used independent
                      of the Platform Identity,
                      this alternate Wow Sub-              [LOGO]
                      Brand Identity palette
                      may be used. This color       Positive Image on White
                      palette represents the            or light color
                      Tween Programming in the
                      WIZJA1 WOW Sub-Brand.    ---------------------------------
                      See below for a
                      complete Pantone                     [LOGO]
                      -Registered Trademark-
                      Matching System (PMS) and
                      CMYK color breakdown.        Negative Image on Accent


        [LOGO] The CMYK Identification is only an approximation for the Pantone-Registered Trademark- Matching System (PMS) specification and should be avoided when possible. When reproducing CMYK color for print, the paper on which it is printed, and/or the ink which is used may effect the hue. These guidelines are provided as a reference. Every effort should be made to match these target colors.

                      Brow and "1"                  [GRAPHIC]     [GRAPHIC]

                                               ---------------------------------


                      Ball and Sub-head             [GRAPHIC]     [GRAPHIC]


                                               ---------------------------------


                      Accent                        [GRAPHIC]     [GRAPHIC]



                                                                      ----------
                                                             SUB-BRAND LOGOS

                                                                             2.7

                              SUB-BRAND IDENTITIES
                    ---------------------------------------
                           Wow                    Preschool


                      The Wow Sub-Brand represents blocks of programming within the Channel Identity and is divided into 3 content-themed categories: Teen, Tween and Preschool. Each block uses the same Sub-Brand Logo. Three age-specific color palettes provide the only distinction between these blocks of programming. Wow Teen represents age-specific programming in the Wow Sub-Brand Identity. Reproduction art is provided on page 1.6 in the LOGO USAGE section of this guide.

                      When used independent
                      of the Platform Identity,
                      this alternate Wow Sub-              [LOGO]
                      Brand Identity palette
                      may be used. This color       Positive Image on White
                      palette represents the            or light color
                      Pre-School Programming in
                      the WIZJA1 WOW Sub-      ---------------------------------
                      Brand. See below for a
                      complete Pantone                     [LOGO]
                      -Registered Trademark-
                      Matching System (PMS) and
                      CMYK color breakdown.        Negative Image on Accent


        [LOGO] The CMYK Identification is only an approximation for the Pantone-Registered Trademark- Matching System (PMS) specification and should be avoided when possible. When reproducing CMYK color for print, the paper on which it is printed, and/or the ink which is used may effect the hue. These guidelines are provided as a reference. Every effort should be made to match these target colors.

                      Brow and "1"                  [GRAPHIC]     [GRAPHIC]

                                               ---------------------------------


                      Ball and Sub-head             [GRAPHIC]     [GRAPHIC]


                                               ---------------------------------


                      Accent                        [GRAPHIC]     [GRAPHIC]



                                                                      ----------
                                                             SUB-BRAND LOGOS

                                                                             2.8

                                     [LOGO]

--------------------------------------------------------------------------------
       January 22, 1998








       Enclosed you will find the Interim Style Guide which will serve your needs until its permanent replacement arrives shortly. Please take note of a few points before using this guide.
       1. The reproduction art pages of this Interim Guide are not of reproduction quality These pages are output on color laser and are not intended to be used for reproduction, only to serve as instructional guides. In the event that reproduction art of one of the logos is needed, refer to the attached disk containing digital artwork of each logo.
       2. The line weights of the type and logos vary from the ideal weight of reproduction art, again due to the nature of the color laser output.
       3. The PMS and CMYK colors are not accurate. Please refer to the numbers in the color formulas for accurate reproduction in printing (i.e. PMS-293 or C100 M55 YO KO).

                                                                DEALER MATERIALS
                                                                            10.1



                                Dealer materials

            presenting the brand



                                Dealers play an important role in presenting the Philips brand in the market in relation to competing brands and should extend the consistency and prominence of the corporate identity.

DEALER MATERIALS
10.2

                                    Contents

                                page


                                10.3  General Principles

                                10.4  Dealer stationery

                                10.6  Dealer advertising

                                10.7  Dealer signs

                                10.8  Dealer vehicles

                                                                DEALER MATERIALS
                                                                            10.3

                                General principles


 use of the Philips housemarks  Dealers are permitted to use the Philips wordmark and shield emblem in the following ways.

                                In advertising and promotional materials which are exclusively devoted to Philips products, the housemark configuration should be used in accordance with the directives given in chapter 3.

                                In advertising and promotional materials which also promote products of other brands, either the Philips wordmark, the shield emblem or the housemark configuration may he used.

                   stationery   On letterheads, business cards etc. dealers are
                                permitted to use only the Philips shield emblem.

  authorised dealer statement   Dealers may state on stationery, advertising and
                                promotional materials that they are authorised dealers for Philips products.

                    agreement   A standard Dealer Agreement Letter stating the
                                rights and duties of the dealer is available from Corporate Patents and Trademarks.

DEALER MATERIALS
10.4
                                Dealer stationery


        Philips shield emblem   Dealers are permitted to use only the Philips
                                shield emblem on their stationery, appearing less prominently than their own logos or trading styles. Dealers are not allowed to use a design which is similar to that of the Philips stationery.

        sufficient prominence   The Philips shield emblem should be positioned
                                separately from the dealer's own information, and not combined with any other logo or graphic element. To ensure that this requirement is met, a sufficiently large clear zone must be left around the shield emblem.
                                If the Philips shield emblem appears together with other brand names or logos, it should be reproduced at a size that gives it at least the same prominence.

                       colour The Philips shield emblem must appear only in black, white or Pantone Process Blue.

             the name Philips   If a list of companies appears in a particular
                                typeface, the word Philips may be included in the same type style.

            authorized dealer   A dealer may state on stationery that he is an
                                authorized dealer for Philips products, by using the statement: "Authorized Philips dealer".

                                Examples of suggested stationery and business card layouts are shown opposite.

                                                                DEALER MATERIALS
                                                                            10.5




                                   [GRAPHIC]

DEALER MATERIALS
10.6

                                Dealer advertising



use of the Philips housemarks   Where dealer advertisements are exclusively
                                devoted to Philips products, the housemark configuration should be used in accordance with the directives given in Chapter 3.

                                Where dealer advertisements and other
                                promotional materials also promote products of other brands, either the Philips wordmark, the shield emblem or the housemark configuration may be used. In these cases the dealer's own house style may override the Philips corporate identity rules regarding the size and positioning of the housemarks.

       sufficient prominence    The choice of whether to use the housemark
                                configuration, the wordmark or the shield emblem will be determined by the available space. The objective is the best possible prominence of at least one of the housemarks. Examples of advertisement layouts are shown below. Even if space is limited, care should be taken to maintain a sufficiently large clear zone around the housemark or configuration.

  authorized dealer statement   A dealer may state in advertising and
                                promotional materials that he is an authorized dealer for Philips products, by using the statement: "Authorized Philips dealer".

                       colour The Philips housemarks must appear only in black, white or Pantone Process Blue on a regular background. The contrast with the background must be as great as possible.


                 [GRAPHIC]                      [GRAPHIC]

                                                                DEALER MATERIALS
                                                                            10.7
                                Dealer signs


use of the Philips housemarks   Dealers are permitted to use either the Philips
                                wordmark, shield emblem or configuration. The choice of which housemark to use will be determined by the available space, as shown in the examples below. The objective is the best possible prominence of at least one of the housemarks.

                       colour The mandatory colours for all signs are white housemarks against a Pantone Process Blue background.



                 [GRAPHIC]                      [GRAPHIC]



                 [GRAPHIC]                      [GRAPHIC]

DEALER MATERIALS
10.8

                                Dealer vehicles




use of the Philips housemarks   Dealers are permitted to use either the Philips
                                wordmark or shield emblem. The choice of which housemark to use will be determined by the available space. The objective is to use the available space as effectively as possible for the best presentation of the Philips brand.

                       colour The Philips housemarks must appear only in black, white or Pantone Process Blue. The contrast with the background must be as great as possible, and the background must be regular.

            vehicle colouring   Similarity of dealer vehicle colouring to
                                that of Philips should be avoided.

                                An example of housemark application on a dealer vehicle is shown below.



                                    [GRAPHIC]

                                                                     ADVERTISING
                                                                             3.1

                                Advertising

              one personality


                                The value and recognition of the Philips brand will be strengthened by a common positioning being presented in a coherent and distinctive way.

ADVERTISING
3.2

                                Contents

                            page



                             3.3  One company, one brand, one personality


                             3.4  Printed advertising


                            3.10  TV commercials

                                                                     ADVERTISING
                                                                             3.3


                         One company, one brand, one personality

                         This chapter describes the ingredients
                         that on the one hand create a recognizable and distinctive visual identity for the Philips brand, while on the other hand allow maximum freedom for creative expression of the advertising message.

              a common   "Positioning" is defined as the Company's
   Philips positioning   strategic proposition to its customers. The
                         positioning should explain what the Company offers to the world, and forms the strategic basis for all communications, both internal and external.

                         The Philips positioning is defined as:

                         "Philips innovations affect people's lives positively".

                         It must be emphasized that this is not a Company slogan. It should therefore not be used literally in advertising and other communication media.

                         The key words in the positioning statement are:

                         "Innovations"

                         Philips has an excellent record of
                         innovations, covering a wide product
                         range. These innovations translate
                         advanced technology into human benefits.

                         "Affect people's lives positively"
                         Philips innovations have a positive impact on many aspects of people's lives; at home, at work, in entertainment, communication, information, health care etc.

                         This is a unique positioning which
                         distinguishes Philips from our major
                         competitors.

                         Consistent use of this positioning theme for the Philips brand and products, in combination with clear, direct communication, will maximize impact and improve the overall Philips image.

                         For more detailed information see "Philips
                         Company and Brand Positioning", available from the Corporate Identity Manual
                         Secretariat.

ADVERTISING
3.4

                         Printed advertising

                         This part covers advertisements in printed media such as newspapers and magazines.

                         The aim is to achieve the maximum
                         recognition in printed advertising by
                         following a consistent approach wherever possible to layout and typography.

housemark configuration  The housemark configuration must be used mandatory use  in all advertisements, exactly as shown
                         and described in this chapter. Therefore this manual must always be seen as an integral part of briefings to advertising agencies, designers, or any other suppliers who are instrumental in the creation and production of Philips advertising.

housemark configuration  The configuration is always positioned at positioning  the bottom right. The clear zone defines
                         the distance from the bottom and right
                         hand edges as shown below.

                                     [GRAPHIC BOX]

                                             [LOGO]   PHILIPS

housemark configuration  The size of the housemark configuration size is measured over the width of the wordmark. On all formats except extremely tall/narrow ones, the width of the wordmark (X) is determined by simply adding the height (H) and width (W) of the advertising space and dividing the result by 10.

                         width of wordmark (X)= height (H) + width (W)
                                                ----------------------
                                                         10

minimum width            The minimum width of the wordmark in
                         advertisements is 25 mm.

                                                                     ADVERTISING
                                                                             3.5

                                     [GRAPHIC BOX]
                                    H + W
                              X = -----------
                                     10

                                           [LOGO] PHILIPS

                        Example of vertical format. The rule is
                        suitable for all proportions except
                        extremely narrow/tall ones, where the
                        configuration should fill the available
                        width as shown on the right.

                                     [GRAPHIC BOX]

                                          [LOGO] PHILIPS


                                     [GRAPHIC BOX]

                                    H + W
                              X = -----------
                                     10

                                           [LOGO] PHILIPS

                         Example of a horizontal format. The rule is suitable for all proportions.

                         ADVERTISING 3.6 In a double page
                         advertisement, as shown below, the
                         configuration must appear at the bottom
                         right hand corner of the right hand page.
                         The width is measured over one page only.

                                     [GRAPHIC BOX]

                                  H + W
                             X = -----------
                                   10

                                       [LOGO] PHILIPS

                         Double page advertisement

housemark configuration  The housemark configuration must appear colour in black, white or Pantone Process Blue on a regular and contrasting background.

       non-Roman Script  When necessary an additional word Philips in non-Roman script may be positioned to the left of the housework configuration as shown.

                                     [GRAPHIC BOX]

                                          [LOGO] PHILIPS

                                                                   ADVERTISING
                                                                           3.7

          main typeface  The main typographical character is
                         determined by typesetting headlines,
                         headings and other text requiring extra
                         emphasis in one of the following
                         versions of the Gill Sans typeface

                         Gill Sans bold
                         Gill Sans bold condensed
                         Gill Sans regular
                         Gill Sans light

      typesetting style  All text must be set in upper and lower
             Gill Sans   case Gill Sans. Capitals and italic should
                         only be used for abbreviations or when
                         extra emphasis of a few words is
                         essential. Extremes of letter spacing,
                         either very tight or wide must be avoided.

 typeface for body text  Continuous body text of approximately 40 to 70 characters per line must be typeset in one of the following versions of Garamond.

                         Garamond semibold
                         Garamond regular

      typesetting style  Continuous body text must be set in upper
               Garamond and lower case, ranged left, centred or justified. Leading (space between lines) will depend on the column width, but should be at least 2 points.

                         More detailed information on typesetting and examples are presented in chapter 2.

ADVERTISING
3.8

           PD signature  Although not usually necessary, an
                         activity designation of a business unit, PD or separate legal entity approved by PD or NO management, may be used. It should be positioned at the bottom left in Gill Sans bold upper and lower case, ranged left. The letter size for all activity designations is determined by aligning a 3-line designation such as Philips Medical Systems with the shield emblem at the top and bottom as shown below.

                         An activity designation must always
                         consist of the name Philips followed by a generic description of the pertinent activity.

                                     [GRAPHIC BOX]
                        Philips
                        Medical           [LOGO] PHILIPS
                        Systems

                                     [GRAPHIC BOX]
                        Philips
                        Semiconductors    [LOGO] PHILIPS

                                                                   ADVERTISING
                                                                           3.9

optional large wordmark  An additional large wordmark of at least 3 times the height of the wordmark in the
                         housemark configuration, may be positioned in black, white, Pantone Process Blue or grey horizontally at the top left of the advertisement if required. A clear zone of at least 1/3P of the large wordmark must be maintained below and, where applicable, to the right of the large wordmark.

                         Only an additional large wordmark in a
                         horizontal position is allowed.

                                     [GRAPHIC BOX]

                                    [LOGO] PHILIPS

ADVERTISING
3.10
                         TV commercials

                         It is mandatory to use the housemark
                         configuration at the end of a commercial.

housemark configuration  The size of the housemark configuration is
size and positioning     measured over the width of the wordmark.
                         This must be a minimum of 1/4 of the total width of the screen. The positioning of the configuration is free.

housemark configuration  The housemark configuration should appear colour in white, black or Pantone Process Blue on a regular and contrasting background.

                   time The configuration must appear in view at the end of the commercial for at least 5% of the duration of the commercial, for a minimum of 1 second.

                                     [GRAPHIC BOX]

                         1/4 of screen width minimum

                                    [LOGO] PHILIPS

             typography  During the whole commercial, all text
                         should be typeset in one of the four
                         versions of Gill Sans bold, bold
                         condensed, regular or light.

                          SCHEDULE 20.3

         List of Third party Subcontractors/Sublicencees



[***]


                                                                    CONFIDENTIAL

                 [*** CONFIDENTIAL TREATMENT REQUESTED; OMITTED
                 PORTIONS FILED SEPARATELY WITH THE SECURITIES
                 AND EXCHANGE COMMISSION]

                                                                  [LOGO] PHILIPS

Philips Business Electronics
--------------------------------------------------------------------------------
P.O. Box 80006, 5600 JD
Eindhoven, The Netherlands

                               POWER OF ATTORNEY

Philips Business Electonics B.V. acting through its authorised representatives Mr. A.J. van den Heuvel, CFO and Statutory Director, and Mr. Th. Peek, CTO and Statutory Director, hereby authorises

              Mr Willem de Zocte, General Manager LoB Digital Receivers, and
              Mr. Bob Tollenaar, Program Manager LoB Digital Receivers jointly and severally with the right of substitution to sign in the name and on behalf of our corporation an agreement entitled "Commercial Cooperation Agreement" with WizjaTV S.P. z o.o. of Warsaw, Poland, an affilliate of @Entertainment Inc, related to the sale and distribution of Philips branded digital receivers for use in the Polish territory, including a guarantee to be provided by our corporation for the performance of Philips Polska S.P. z o.o. of its obligations thereunder.

This power of attorney expires on March 30, 1998.


Signature:                                Signature:


/s/ A.J. van den Heuvel                   /s/ Th. Peek
-----------------------                   -----------------------
By:  A.J. van den Heuvel                  By:  Th. Peek
Date: 26.02.98                            Date:

                                                                  [LOGO] PHILIPS
Philips Polska Sp. z o.o
--------------------------------------------------------------------------------
uL. Marslalhowsha 45149
00-648 Warslawa

                               POWER OF ATTORNEY

Philips Polska sp. z o.o. acting through its authorised representatives Mr
Jacob Cornelis van Oust Statutory Director, and Mr Zbigniew Jerzy Zduleczny Statutory Director, hereby authorizes Mr Bob Tollenaar in the name and on behalf of our corporation a commercial cooperation agreement with Wizja TV sp. z o.o. of ul. Ostrobramska 75 (Promenada) 04-175 Warsaw, Poland.

A copy of which is attached hereto.

This power of attorney expires on April 30, 1998.

Signature:                                 Signature:
PHILIPS-POLSKA Sp. z o.o.                  PHILIPS-POLSKA Sp. z o.o.


/s/ J.C. van Oust                          /s/ Zbigniew Zduleczny
-----------------------                    -----------------------
[ILLEGIBLE]                                General Manager
                                           [ILLEGIBLE]

By:                                        By:

Date: 27.02.98                             Date: